                          AMERICAN PERFORMANCE FUNDS
                    The Right Fit For Your Investment Goals


                                 ANNUAL REPORT
                                August 31, 2000

LETTER FROM THE CHAIRMAN AND INVESTMENT ADVISER
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present this report on the twelve months ended August 31, 2000. While the ride was bumpy in both the stock and bond markets, the year overall was a good one for investors in our funds as all of our portfolios gained ground. The performance of the Short-Term Income Fund was particularly impressive. Maintaining its five star rating from Morningstar/1/, it produced a total return of 6.92% (without sales charge)+ for the year ended August 31, 2000. Given these results, it was ranked the #4 fund among 110 Short Intermediate Investment Grade Debt Funds by Lipper Analytical Services for the one-year period ended August 31, 2000./2/

Celebrating Ten Years of Strong Performance

This September, we are very pleased to report; our fund family celebrates its tenth birthday. Ten years ago, in September of 1990, the first five American Performance Funds were launched with some $340 million in total net assets under management.

Today, there are ten American Performance Funds, and we manage some $1.9 billion in assets for our shareholders--investors like you across the country who have chosen to place their confidence in us. We would like to thank you for your support and trust. Over the years, our commitment to providing you with top-notch investment management and services has not wavered. Nor will it in the years ahead--years we hope will be just as prosperous for our fund family and shareholders as our first ten have been.

Turning to the markets . . .

Very simply, the year ended August 31, 2000 was a study in contrasts. Throughout the first half, tech stocks roared ahead while all other stocks and the bond markets languished. Enthusiasm rather than earnings propelled the "new economy" issues. Few investors paid attention to the underlying fundamentals of the market favorites. Concerned about the red-hot pace of economic growth--and, yes, skyrocketing valuations in the equities market-- the Federal Reserve Board (the "Fed") moved to increase interest rates. Given the environment, however, the first of their actions did little more than trigger temporary sell-offs in the stock market.

In the second half of the year, however, the climate changed and for those heavily invested in "new economy" issues, it changed dramatically. Despite interest rate hikes, the economy had yet to show evidence of slowing--and the Fed had indicated its willingness to increase rates yet again until signs did appear. What's more, by late March, the valuation gap between technology stocks and all others was at a record-breaking level--a gap so wide that even enthusiastic investors were given pause for thought. Realizing that a slower economy might bring the valuations of some of the market favorites back to earth, most investors did pause. When they did, many started looking at earnings and fundamentals. Valuations began to erode. In short, by the end of the period, it was clear that the 90's were over--the doubling valuations and the tremendous outperformance of high beta growth stocks had ended.

Rising rates should have also put a real damper on the bond markets as well. However, here, the situation was a little more complicated. During the first half of the period, as they had for the past two years, bond returns suffered in comparison to stocks. The rate increases--and any that might be in the offing--were already priced in. Very simply, bearish sentiment had left the bond markets with virtually nowhere to go but up in the second half. Then, early in the summer, evidence that the economy was slowing began to appear. Finally, by the end of the summer, bonds with their positive returns had started to look good in comparison to the returns of many "new economy" stocks.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
/1/Morningstar ratings reflect historical risk-adjusted performance as of
   August 31, 2000. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury Bill returns and risk factor that reflects fund performance below 90-day Treasury Bill returns. The overall rating is a weighted average of the three-, five-, and 10-year rating. The American Performance Short-Term Income Fund received 5-stars for the three-, and five-year periods and it was rated among 1,731 and 1,296 fixed income funds for the three- and five-year periods. The Fund was not rated for the 10-year period. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.
/2/The American Performance Short-Term Income Fund ranked 4 out of 110 and 4 out of 69 funds in the Short Investment Grade Debt Funds category, for the one- and five-year periods, respectively, as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 8/31/00.
+ With the maximum sales charge of 2.00%, the Fund's return for the one year period ended 8/31/00 was 4.80%.
For more complete information on any of the Funds, including fees, expenses and sales charges, please call 1-800-762-7085 for a prospectus. This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus, which contains more complete information on any of the Funds, including fees, expenses and sales charges.
The American Performance Funds are distributed by BISYS Fund Services.
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Where do we go from here?

We believe the Fed is determined to slow growth to forestall inflation. So the question now is will the economy fall in a soft landing pattern or will the Fed choke off growth so it lands with a thud? Given the most recent evidence, it seems that a soft landing is in offing and in our opinion, the Fed will do no more to nudge things along this year. Nonetheless, thoughts that they have done too much already and that the next move may be an easing may be a touch premature. Keep in mind, that slower growth between 3% to 4% is not no-growth or a recession. In any other time, in fact, it would be considered solid.

Yet, in relation to the torrid pace of the past several years, it may seem like we are crawling. However, this environment does bode well for both stocks and bonds. We expect to see stocks move upward in the months ahead within the backdrop of a benign Fed. We feel tech stocks should regain some ground as the correction in this sector is completed. At the same time, however, we believe there is nothing on the horizon to trigger another hyper-investing climate in the stock market.

In closing . . .

We would like to thank you for your continued confidence in us. We look forward to providing you with superior investment management and service to meet your investment needs now and in the future. As always, if you would like to learn more about the American Performance Funds, please do not hesitate to contact us at 1-800-762-7085 for more information or a prospectus which includes information on fees, expenses and sales charges. Or you can visit our website at http://www.apfunds.com. Please read the prospectus carefully before investing.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman
American Performance Funds

/s/ James L. Huntzinger

James L. Huntzinger
Chief Investment Officer
Bank of Oklahoma, N.A.

AMERICAN PERFORMANCE MONEY MARKET FUNDS
--------------------------------------------------------------------------------

After telegraphing its intentions in advance, the Fed began a cycle of increasing interest rates in the fall of 1999. The first moves triggered little more than short-term sell-offs in the stock market. By the spring, the effects began to be felt and the economy started to show signs of slowing. Throughout the summer, more evidence of a slow down appeared. By the period's end, it seemed as if the Fed would pull off a "soft landing" again. Based on this, expectations of further increases declined--and expectations of an easing early in 2001 began to grow.

Such an easing so early in the slowdown cycle seems rather unlikely. The economy is still astonishingly strong. An easing in the near future could undo what the Fed has managed to accomplish with the rate increases to date. Consequently, while we do not expect the Fed to hike rates again any time soon, we do not expect an easing either. This scenario will produce slower growth-- and slower growth does not mean no growth or a recession, simply a more moderated pace of activity. With considerably lowered inflationary pressures, we believe interest rates should be relatively stable, and by historical measures, remain relatively low.

The American Performance Cash Management Fund

Anticipating that Fed would move and move decisively to cool off the economy, maturities were pulled in to maximize the Fund's flexibility. In addition, without penalizing yield, the credit quality of the Fund's holdings was dramatically increased over the course of the year. As a result, it was well positioned to capitalize on the rising rate environment--and it did. For the 12-month period ended August 31, 2000 Lipper Analytical Services ranked it in the 31st percentile or 111 out of 360 funds in the Money Market Funds category./1/

The American Performance U.S. Treasury Fund

Rising rates produced higher yields for investors in short Treasuries in the year ended August 31, 2000. In order to maximize the Fund's ability to capitalize on this environment and minimize maturity risk, maturities were pulled in early in the period and kept very short throughout the year. This strategy proved successful. For the 12-month period ended August 31, 2000, Lipper Analytical Services ranked it in the 25th percentile or 23 out of 92 funds in the U.S. Treasury Money Market Funds category./2/

--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The American Performance Cash Management Fund ranked 111 out of 360 and 84 out of 245 funds in the Money Market Funds category, for the one- and five-year periods, respectively, as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 8/31/00.

/2/The American Performance U.S. Treasury Fund ranked 23 out of 92 and 31 out of 71 funds in the U.S. Treasury Money Market Funds category, for the one- and five-year periods, respectively, as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 8/31/00.

An investment in the money market funds is not insured or guaranteed by the
FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BOND FUNDS
--------------------------------------------------------------------------------

Fixed income investors just could not get a break during much of the year ended August 31, 2000. As the period opened, uncertainty about Y2K unnerved the bond markets. Meanwhile, over in the stock markets, technology and Internet stocks mesmerized investors--when returns like these were available (however fleeting), few were willing to consider bonds. During this period, too, the Fed ruminated about raising rates--prompting what investors were left to run in the other direction--and then, began a cycle of raising them 25 to 50 basis points at a time. Therefore, throughout the first nine months of the period, sentiment in the marketplace was decidedly bearish.

The mood began to lighten, however, in the third quarter of the period. Evidence that the hikes were having an effect and the economy was slowing started to appear. It appeared as if the Fed might actually be able to pull off another soft landing. Expectations of further tightening lessened. Much to the relief of the fixed income markets, valuations began to matter again in the stock markets. The government's buy back of longer treasury securities began in January. This influenced the marketplace. We believe investors suddenly realized this might be more than a token effort by politicians. If it chose to do so, the government had the means to retire all long-term debt, and in our opinion given the size of the surpluses, might very well do so. As a result, the climate in the marketplace was more positive at the end of the period than it had been in the beginning.

Clearly, with interest rates now as high as they were in '95-96, we are beginning to see the Fed get what it wanted--a slower economy where the threat of inflation is minimal. The stock market, too, is cooling off. In fact, it does seem as if another soft landing is in the offing. The key now is to land-- and then, stay on the ground. We feel given the strong economy and the level of consumer confidence, any ease in the near-term could cause a spike in growth and re-ignite the stock market. Therefore, while the environment could be more positive for bonds in the months ahead than it has been in the recent past, expectations of any easing of rates in early 2001 seem somewhat unrealistic.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

With all eyes focused on the stock market through the year ended August 31, 2000, fixed income securities across the board suffered from neglect. This, coupled with rising interest rates and the high rate of refundings, created a difficult environment for municipals--particularly in the first half of the period. Late in the second half, however, the climate began to improve as signs that the economy was slowing began to appear. The announcement of the government buyback of longer treasury securities and expectations that the Fed was almost done increasing rates also helped revive enthusiasm.

Despite the environment, the Fund performed well over the period due primarily to smart security selection. Anticipating the economy would begin to slow and longer rates decline, maturities were lengthened to just under 10 years late in the first half. This move paid off and, for the year ended August 31, 2000; the Fund produced a total return of 5.78% (without sales charge). Over the same period, its benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 6.77%. For its 12-month performance as of August 31, 2000, Lipper Analytical Services ranked the Fund in the 22nd percentile or 26 out of 121 funds in the Intermediate Municipal Debt Funds category./1/

Slower Growth, More Interest

In the months ahead, we expect to see the economy slow further and the long bond rates to trend lower. Consequently, we expect to maintain the Fund's average maturity at the longer end of its range over the near-term. While a stable, slow growth, low inflation climate may not provide a zippy scenario for bond investors; it should create a far more positive and receptive environment for fixed income investments than the one of the year just past.

As of August 31, 2000, approximately 96% of the Fund's assets were invested in a laddered portfolio of securities issued by municipalities in some 21 states across the country. The average credit quality of these securities was AA+; the average maturity was 9.5 years with an effective duration of 5.5 years. The remainder of the Fund's assets, approximately 2.5%, was held in cash and cash equivalents./2/

 Average Annual Total Return


  8/31/00          Load* No-Load
 -------------------------------
  1 Year           2.56%  5.78%
 -------------------------------
  5 Year           4.08%  4.71%
 -------------------------------
  Since Inception  5.35%  5.74%
  (5/29/92)


                                    [CHART]


                       VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]

                Intermediate      Intermediate
                  Tax-Free          Tax-Free        Lehman Brothers
                 Bond Fund         Bond Fund         Municipal Bond
                 (No Load)           (Load)*             Index
5/29/92           $10,000           $ 9,699             $10,000
   8/92            10,314            10,004              10,347
   8/93            11,506            11,160              11,636
   8/94            11,709            11,357              11,652
   8/95            12,601            12,222              12,685
   8/96            13,065            12,673              13,480
   8/97            13,952            13,532              14,726
   8/98            14,967            14,517              16,000
   8/99            14,984            14,534              16,080
   8/00            15,860            15,383              17,169

* Reflects 3.00% maximum sales charge.


--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The American Performance Intermediate Tax-Free Bond Fund ranked 26 out of
   121 and 56 out of 99 funds in the Intermediate Municipal Debt Funds category, for the one- and five-year periods, respectively, as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 8/31/00.

/2/The composition of the Fund's portfolio is subject to change.

During the period certain fees were waived and/or voluntarily reimbursed. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

Astute analysis of interest rate movements and strong security selection again produced strong results. Anticipating early in the period that the economy's rapid growth would prompt the Fed to increase interest rates, we placed emphasis on securities that would suffer least in a rising rate environment. Therefore, over the course of the year, the portfolio was heavily weighted in mortgage-backed securities. Exposure in the corporate sector was minimal. Initially, the portfolio was lightly weighted in treasuries as well--though as the period wore on, positions here were increased slightly to take advantage of the government buy back.

We are very pleased to report this allocation proved successful in the difficult environment of the period. For the twelve months ended August 31, 2000, the Fund outperformed its benchmark producing a total return of 6.92% (without sales charge) versus a return of 5.96% for the Merrill Lynch U.S. Government/Corporate 1-5-Year Index. For its 12-month performance as of August 31, 2000, the Lipper Analytical Services ranked the Fund in the 4th percentile or 4 out of 110 funds in the Short Investment Grade Debt Funds category. Even more impressively, for the three year period ended the same date, the Fund is ranked 2nd out of 95 funds in its category./1/

As of August 31, 2000, approximately 83.2% of the Fund's net assets were invested in mortgage-backed securities, 0.6% in asset backed securities, 2.5% in corporate bonds, 14.1% in treasury and agency-related securities with the remainder held in cash and cash equivalents. The average maturity of the portfolio's holdings was 2.6 years; the average credit quality was AAA./2/

 Average Annual Total Return


  8/31/00          Load* No-Load
 -------------------------------
  1 Year           4.80%  6.92%
 -------------------------------
  5 Year           5.87%  6.29%
 -------------------------------
  Since Inception  5.83%  6.19%
  (10/19/94)

                         VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]

                      Short-Term      Short-Term       Merrill Lynch
                        Income          Income          U.S. Govt./
                         Fund            Fund              Corp.
                       (No Load)        (Load)*        1-5 Yr. Index

10/19/94                10,000           9,804            10,000
    8/95                10,481          10,276            10,879
    8/96                10,967          10,752            11,410
    8/97                11,828          11,596            12,288
    8/98                12,830          12,578            13,288
    8/99                13,300          13,040            13,730
    8/00                14,222          13,943            14,548
* Reflects 2.00% maximum sales charge.

--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The American Performance Short-Term Income Fund ranked 4 out of 110, 2 out of 95 and 4 out of 69 funds in the Short Investment Grade Debt Funds category, for the one-, three- and five-year periods, respectively, as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 8/31/00.

/2/The composition of the Fund's portfolio is subject to change.

During the period certain fees were waived and/or voluntarily reimbursed. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance of the American Performance Short-Term Income Fund is measured against the Merrill Lynch U.S. Government/Corporate 1-5-Year Index, an
unmanaged index considered to be representative of the performance of investment-grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Capturing yield was the name of the game in the bearish environment of the period. Consequently, throughout the year, the Fund was heavily weighted in mortgage-backed securities that proved to be strong performers. Moreover, in early January, when all negative expectations appeared to be priced in, the Fund's average maturity was lengthened to just under 5 years. Positions in Treasuries were also increased to take advantage of the government buy back of longer treasury securities. These moves proved key to the Fund's performance.

The Fund produced a return of 6.21% (without sales charge) compared to its benchmark the Lehman Brothers Intermediate Government/Corporate Bond Index which produced a return of 6.27% for the year ended August 31, 2000. For its 12-month performance as of August 31, 2000, Lipper Analytical Services ranked the Fund in the 26th percentile or 29 out of 114 funds in the Short Intermediate Investment Grade Debt Funds category./1/

As of 8/31/00, the average maturity of the Fund's portfolio was 4.7 years (maturities were pulled in again in anticipation of the Fed's moves over the summer). The average credit quality of the portfolio's holdings was AA. Approximately 1.7% of the Fund's net assets were invested in asset-backed securities, 4.4% in municipal bonds, 49.3% in mortgage-related securities, 18.7% in corporate bonds, 18.8% in treasury securities, with the remainder invested in cash and cash equivalents./2/

 Average Annual Total Return


  8/31/00          Load* No-Load
 -------------------------------
  1 Year           3.04%  6.21%
 -------------------------------
  5 Year           5.02%  5.67%
 -------------------------------
  Since Inception  6.35%  6.68%
  (9/28/90)

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                        Intermediate       Intermediate       Lehman Brothers
                         Bond-Fund          Bond-Fund           Inter. Govt.
                         (No-Load)            (Load)*        Credit Bond Index

9/28/90                    10,000              9,699               10,000
   8/91                    11,142             10,807               11,194
   8/92                    12,525             12,148               12,663
   8/93                    13,657             13,247               13,825
   8/94                    13,502             13,096               13,776
   8/95                    14,422             13,988               15,079
   8/96                    14,914             14,466               15,747
   8/97                    16,163             15,678               17,076
   8/98                    17,587             17,058               18,609
   8/99                    17,873             17,335               19,018
   8/00                    18,994             18,423               20,210

*Reflects 3.00% maximum sales charge.


--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The American Performance Intermediate Bond Fund ranked 29 out of 114 and 15 out of 63 funds in the Short-intermediate Investment Grade Debt Funds category, for the one- and five-year periods, respectively, as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 8/31/00.

/2/The composition of the Fund's portfolio is subject to change.

During the period certain fees were waived and/or voluntarily reimbursed. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance of the American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BOND FUND
--------------------------------------------------------------------------------

Given the environment in the marketplace, our emphasis was firmly fixed on yield throughout the year. Consequently, the Fund was heavily weighted in mortgage-backed securities during the period. In addition, as the New Year began, positions in treasuries were slightly increased. The Fund's already light weighting in corporates, on the other hand, was lightened further as this sector took the brunt of rising rates and suffered mightily as stocks weakened. These allocation decisions--and smart security selection within the chosen sectors--were key to the Fund's performance over the course of the year.

For the year ended August 31, 2000, the Fund produced a total return of 6.38% (without sales charge) versus the return of 7.47% of its benchmark, the Salomon Broad (Investment Grade) Bond Index. For its 12-month performance as of August 31, 2000, the Fund ranked in the 42nd percentile or 121 out of 288 funds in the Intermediate Investment Grade Debt Funds category./1/

At the end of the period, approximately 0.8% of the Fund's net assets were invested in asset-backed securities, 53.1% in mortgage-backed securities, 20.9% in corporate bonds, 13.0% in treasury and agency-related securities, 7.7% in municipal bonds and the remainder held in cash and cash equivalents. The average maturity of the portfolio's holdings was approximately 8.0 years; the average credit quality was AA./2/

 Average Annual Total Return


  8/31/00          Load* No-Load
 -------------------------------
  1 Year           2.16%  6.38%
 -------------------------------
  5 Year           5.16%  6.03%
 -------------------------------
  Since Inception  6.93%  7.37%
  (9/28/90)

                                    [CHART]


                         VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]

                                                   Salomon Brothers Broad
                   Bond Fund        Bond Fund        (Investment Grade)
                   (No-load)         (Load)*             Bond Index

9/28/90             $10,000         $ 9,597               $10,000
   8/91              11,312          10,856                11,365
   8/92              12,750          12,236                12,922
   8/93              14,248          13,675                14,354
   8/94              13,975          13,412                14,146
   8/95              15,122          14,513                15,754
   8/96              15,552          14,925                16,404
   8/97              17,111          16,422                18,044
   8/98              19,091          18,322                19,939
   8/99              19,034          18,267                20,114
   8/00              20,257          19,440                21,617

* Reflects 4.00% maximum sales charge.


--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The American Performance Bond Fund ranked 121 out of 288 and 38 out of 149 funds in the Intermediate Investment Grade Debt Funds category, for the one- and five-year periods, respectively, as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 8/31/00.

/2/The composition of the Fund's portfolio is subject to change.

During the period certain fees were waived and/or voluntarily reimbursed. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance of the American Performance Bond Fund is measured against the Salomon Brothers Broad (Investment Grade) Bond Index, an unmanaged index considered to be representative of the performance of investment-grade corporate and U.S. Government bonds in general. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE BALANCED FUND
--------------------------------------------------------------------------------

Large cap growth stocks led the stock market higher during the first half of the year ended August 31, 2000--and virtually all other investments were left reeling in their wake. Consequently, by mid-January, the valuations of other sectors, particularly value stocks, were very attractive. At this point, the Fund added a value component to the portfolio, and this exposure was gradually increased. With a value bias by the end of the period, the Fund was not dramatically impacted by the decline in large cap growth stocks in the second half.

In the fixed income arena, too, the Fund was conservatively positioned. With an average maturity longer than the industry average and focused on yield, fixed income holdings also made a strong contribution to performance. The Fund produced a total return of 13.06% (without sales charge) for the year ended August 31, 2000, versus its benchmarks, the S&P 500 Stock Index and the Salomon Brothers Broad (Investment Grade) Bond Index, which posted total returns of 16.31% and 7.47% respectively. For its 12-month performance as of August 31, 2000, Lipper Analytical Services ranked the Fund in the 43rd percentile or 198 out of 467 funds in the Balanced Funds category./1/

Value offers real value

We anticipate that in the months ahead, growth stocks will more than likely recover from the recent slump--but value stocks may actually be stronger performers in the slower growth environment, given their valuations. Therefore, we expect to maintain the Fund's value bias over the near-term. In addition, we expect the fixed income portion of the portfolio to be invested conservatively in higher yielding, higher quality intermediate securities.

As of August 31, 2000, approximately 65.4% of the portfolio's assets were invested in stocks and 32.3% in bonds and the remainder in cash and cash equivalents. The average credit quality of the fixed income holdings in the portfolio was AA; the average maturity was 9.5 years. The top five holdings in the equity portion of the Fund's portfolio were General Electric Co. (3.28% of net assets), Cisco Systems, Inc. (2.89%), Intel Corp. (2.72%), Pfizer, Inc (1.96%) and Microsoft Corp. (1.93%)./2/

 Average Annual Total Return


  8/31/00          Load*  No-Load
 --------------------------------
  1 Year            7.38% 13.06%
 --------------------------------
  5 Year           13.26% 14.43%
 --------------------------------
  Since Inception  14.04% 15.17%
  (6/1/95)

                                    [CHART]


                         VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]

                   Balanced Fund       Balanced Fund       S&P 500 Stock
                     (No-Load)            (Load)*              Index

6/1/95                $10,000            $ 9,497              $10,000
  8/95                 10,698             10,159               10,361
  8/96                 11,860             11,263               12,229
  8/97                 14,983             14,229               17,295
  8/98                 15,665             14,877               18,699
  8/99                 18,565             17,631               26,143
  8/00                 20,990             19,933               30,407

                       Salomon Brothers Broad
                         (Investment Grade)        Lipper Balanced Funds
                            Bond Index                    Average

6/1/95                       $10,000                      $10,000
  8/95                        10,165                       10,528
  8/96                        10,584                       11,673
  8/97                        11,642                       14,527
  8/98                        12,864                       14,931
  8/99                        12,977                       17,713
  8/00                        13,946                       19,883

* Reflects 5.00% maximum sales charge.


--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The American Performance Balanced Fund ranked 198 out of 467 and 88 out of
   243 funds in the Balanced Funds category, for the one- and five-year periods, respectively, as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 8/31/00.

/2/The composition of the Fund's portfolio is subject to change.

During the period certain fees were waived and/or voluntarily reimbursed. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance of the American Performance Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index considered to be representative the performance of the U.S. stock market as a whole, and the Salomon Brothers Broad (Investment Grade) Bond Index, which is widely used to represent the performance of investment-grade corporate and U.S. Government bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Lipper Balanced Funds Average is an average of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE EQUITY FUND
--------------------------------------------------------------------------------

In our first half, tech stocks set a brisk pace in comparison to the rest of the market. However, tech stocks ran out of steam in the second half ended August 31, 2000. By the end of March, the valuations of these issues had risen so high that even ardent investors began to question the underlying fundamentals. The fall of tech stocks dampened enthusiasm for equities throughout the summer. Nonetheless, those outside the tech sector had been in the doldrums for some time--and few suffered the dramatic declines of the market favorites.

While the Fund did hold a number of tech stocks throughout the period, it was widely diversified. Therefore, while the Fund was impacted by the decline of tech stocks in the spring, holdings in other sectors did provide some air cover. We feel the Fund suffered far less than those funds focused solely on "new economy" issues. For the year ended August 31, 2000, it produced a total return of 15.70% (without sales charge) versus a return of 16.31% and 9.32% for its benchmarks, the S&P 500 Stock Index and the S&P 500/BARRA Value Index. For its 12-month performance as of August 31, 2000, Lipper Analytical Services ranked the Fund in the 39th percentile or 380 of 983 funds in the Growth & Income Funds category./1/

An "Orderly" Airletting

The correction in technology stocks was not particularly surprising, but the orderly pace of the adjustment has been. Starting in early spring, the re-evaluation of these issues is on going--yet, we may be close to the end of this cycle. Still, we believe when the cycle does end, that we will not see a return to the hyper-inflated prices of the recent past--which may come as a shock to some investors. We may hear a good deal of "doom" and "gloom" moaning as the economy and the market move into a more historically "normal" cycle.

We believe that in the slower growth, stable interest rate, low inflation climate we see ahead, the market should move up gradually--and earn what in the past has been considered solid returns. In short, lack of excitement does not mean that all potential is gone. To the contrary, the environment should be good for equities, just not very exciting--and investors have to adjust to this.

As of August 31, 2000, the top five holdings in the Fund's portfolio were General Electric (4.07% of net assets), Citigroup, Inc. (3.47%), Exxon-Mobil Corp. (2.89%), Cisco Systems, Inc. (2.68%) and Intel Corp. (2.54%)./2/

 Average Annual Total Return


  8/31/00          Load*  No-Load
 --------------------------------
  1 Year            9.89% 15.70%
 --------------------------------
  5 Year           18.69% 19.91%
 --------------------------------
  Since Inception  15.18% 15.78%
  (9/28/90)

                                    [CHART]


                         VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]

                                                                  S&P 500/BARRA
                Equity Fund        Equity Fund      S&P 500           Value
                 (No-Load)           (Load)*      Stock Index         Index

9/28/90           10,000              9,497         10,000            10,000
   8/91           12,457             11,830         13,345            12,832
   8/92           11,961             11,359         14,406            13,911
   8/93           13,770             13,077         16,586            17,236
   8/94           14,411             13,686         17,491            17,955
   8/95           17,256             16,388         21,243            21,376
   8/96           20,453             19,424         25,216            25,165
   8/97           28,681             27,230         35,459            34,511
   8/98           28,910             27,455         38,338            34,377
   8/99           36,982             35,121         53,600            46,101
   8/00           42,790             40,636         62,342            50,399
* Reflects 5.00% maximum sales charge.
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.
/1/The American Performance Equity Fund ranked 380 out of 983 and 156 out of
   416 funds in the Growth and Income Funds category, for the one- and five-year periods, respectively, as reported by Lipper, Inc. The Fund was not ranked for the 10-year period. Lipper rankings are based on total return and do not include the effect of a sales charge. All rankings are as of 8/31/00.
/2/The composition of the Fund's portfolio is subject to change.
During the period certain fees were waived and/or voluntarily reimbursed. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
The performance of the American Performance Equity Fund is now being measured against the S&P 500/BARRA Value Index to better represent the Funds new objective of a value equity investment style. The S&P 500/BARRA Value Index and the S&P 500 Stock Index are unmanaged indices, the S&P 500/BARRA Value Index contains firms with lower price-to-book ratios. The S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE GROWTH EQUITY FUND
--------------------------------------------------------------------------------

Throughout the fall and winter, tech stocks rose at a breakneck pace. Then, in the spring, reality set in and a sell-off began. The correction lasted throughout the summer. At the same time, however, the Fund was diversified. Overlooked as investors stampeded to "new economy" issues earlier in the period, many of our holdings were overlooked in the rush to move away. Few saw the declines the tech stocks did.

However, with the major indices now so reflective of the movement of large cap technology and telecomm issues, this diversification ultimately both hurt and helped. Throughout the first half, many of our holdings beyond the tech sector underperformed. In the second half, these holdings helped the Fund hold its ground. Still, for the year ended August 31, 2000, the Fund produced a total return of 20.45% (without sales charge), the S&P 500 Stock Index and the S&P BARRA Growth Index which produced returns of 16.31% and 22.11% for the same period, respectively.

What goes up . . .

Just as enthusiasm for tech stocks was wildly overblown last year, the current gloom concerning their prospects may be just as overdone. Clearly, while many of the Internet stocks may be in trouble, few of the larger cap tech names are going out of business any time soon. Certainly, the pace of growth may taper off in the coming years--but the pace they are coming off has been explosive.

In short, at any other time, in any other context, the prospects of tech and telecomm companies would be considered very, very good indeed. They do still offer investors strong potential for long-term growth--albeit growth at a far more reasonable pace which, given what has happened over the past several years, could take some getting used to. Nonetheless, every cloud has a positive aspect: the recent correction has made these opportunities available at prices that are more reasonable.

 Average Annual Total Return


  8/31/00          Load*  No-Load
 --------------------------------
  1 Year           14.45% 20.45%
 --------------------------------
  Since Inception  23.92% 26.21%
  (11/3/97)

As of August 31, 2000, the top five holdings in the Fund's portfolio were Intel Corp. (7.76% of net assets), General Electric Co. (7.75%), Cisco Systems, Inc. (7.22%), Microsoft Corp. (5.24%) and Pfizer, Inc. (4.35%)./1/


                                    [CHART]


                         VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]

               Growth Equity     Growth Equity      S&P 500       S&P 500/BARRA
               Fund (No-Load)     Fund (Load)*    Stock Index     Growth Index

11/3/97           $10,000           $ 9,500         $10,000         $10,000
   8/98            11,269            10,702          10,605          11,406
   8/99            16,023            15,217          14,827          16,511
   8/00            19,300            18,328          17,245          20,161

* Reflects 5.00% maximum sales charge.


--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The composition of the Fund's portfolio is subject to change.

During the period certain fees were waived and/or voluntarily reimbursed. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance of the American Performance Growth Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index that consists of 500 stocks chosen for market size, liquidity and industry group representation and is one of the most widely used benchmarks of U.S. equity performance. The S&P BARRA Growth Index is constructed of the stocks in the S&P 500 with a higher price-to-book ratio. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
--------------------------------------------------------------------------------

THE AMERICAN PERFORMANCE SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------

While not affected by the decline in technology stocks in the year ended August 31, 2000, small cap stocks did suffer over the summer from the overall lack of enthusiasm for equities the drop caused. Consequently, after getting some long overdue attention in the first half, small caps moved back into the shadows. Value stocks did somewhat better than growth--but, in general, the sector just plugged along to the close of the period.

Despite the rather difficult environment, the Fund held its ground throughout the year and made some progress. In the first half of the year, it did participate as growth stocks shone. In the second half, the portfolio's diversification insulated it to some extent from the market environment. For the year ended August 31, 2000, the Fund posted a total return of 21.60% (without sales charge) versus its benchmark, the S&P SmallCap 600 Index, which posted a return of 28.19% over the same period.

Plenty of Room to Grow

Looking ahead, we expect the Fed to succeed in slowing our economy--and for earnings expectations to become far more realistic. As inflated expectations for both large and small cap issues dissipate, the environment for small cap issues should improve.

Moreover, slower economies have traditionally been more hospitable to small companies--e.g., with the earnings of large cap stocks constrained, small caps have offered investors greater growth potential. Given this, we are optimistic about the potential for small cap stocks in general, and for the Fund's holdings in particular, in the months ahead.

As of August 31, 2000, the Fund's portfolio held over 100 names. The five largest of these holdings were Vertex Pharmaceuticals, Inc. (1.90% of net assets), SEI Investments Co. (1.90%), Kemet Corp. (1.68%), Silicon Valley Bancshares (1.65%) and Cullen/Frost Bankers, Inc. (1.62%)./1/

 Average Annual Total Return


  8/31/00          Load*  No-Load
 --------------------------------
  1 Year           15.53% 21.60%
 --------------------------------
  Since Inception  13.22% 17.10%
  (2/17/99)

                                    [CHART]


                         VALUE OF A $10,000 INVESTMENT

                                    [GRAPH]

                                                                S & P
               Small Cap Equity       Small Cap Equity       Small Cap 600
                Fund (No-Load)           Fund (Load)*            Index

2/17/99            $10,000                $ 9,500               $10,000
   2/99              9,920                  9,421                 9,984
   8/99             10,477                  9,949                10,877
   8/00             12,740                 12,099                13,943

* Reflects 5.00% maximum sales charge.


--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that the investor's shares, when redeemed, may be worth more or less than the original cost.

/1/The composition of the Fund's portfolio is subject to change.

During the period certain fees were waived and/or voluntarily reimbursed. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance of the American Performance Small Cap Equity Fund is measured against the S&P SmallCap 600 Index, an unmanaged index that tracks the performance of domestic, small-capitalization stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                          Independent Auditors' Report
                                    Page 14

                      Statements of Assets and Liabilities
                                    Page 15

                            Statements of Operations
                                    Page 18

                      Statements of Changes in Net Assets
                                    Page 21

                       Schedules of Portfolio Investments
                                    Page 26

                         Notes to Financial Statements
                                    Page 69

                              Financial Highlights
                                    Page 75

                          INDEPENDENT AUDITORS' REPORT
The Shareholders and Board of Trustees of the American Performance Funds:

We have audited the accompanying statements of assets and liabilities of the American Performance Funds comprised of the U.S. Treasury Fund, Cash Management Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, Equity Fund, Growth Equity Fund, and Small Cap Equity Fund (collectively, the Funds), including the schedules of portfolio investments, as of August 31, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of August 31, 2000, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the American Performance Funds as of August 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

Columbus, Ohio
October 20, 2000

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                                August 31, 2000

                                                          U.S.         Cash
                                                        Treasury    Management
                                                          Fund         Fund
                                                      ------------ ------------
ASSETS:
 Investments, at amortized cost.....................  $224,209,028 $564,629,394
 Repurchase agreements, at cost.....................   387,041,568   82,480,867
                                                      ------------ ------------
   Total Investments................................   611,250,596  647,110,261
 Interest and dividends receivable..................        70,944    3,311,093
 Prepaid expenses and other assets..................         2,188        4,914
                                                      ------------ ------------
   Total Assets.....................................   611,323,728  650,426,268
                                                      ------------ ------------
LIABILITIES:
 Dividends payable..................................     2,646,053    3,103,212
 Accrued expenses and other payables:
  Investment advisory fees..........................       181,542      148,037
  Administration fees...............................        12,869       11,220
  Custodian fees....................................        13,616       15,315
  Fund accounting fees..............................         1,266        1,352
  Transfer agent fees...............................         1,287        1,402
  Other liabilities.................................        57,098       59,635
                                                      ------------ ------------
   Total Liabilities................................     2,913,731    3,340,173
                                                      ------------ ------------
COMPOSITION OF NET ASSETS:
 Capital............................................   608,359,546  647,086,740
 Undistributed net investment income................        50,451        7,509
 Accumulated undistributed net realized losses on
  investment transactions...........................            --       (8,154)
                                                      ------------ ------------
   Net Assets.......................................  $608,409,997 $647,086,095
                                                      ============ ============
 Shares of beneficial interest issued and
  outstanding.......................................   608,359,546  647,086,740
                                                      ============ ============
 Net asset value and redemption price per share:
  ($0.00001 par value per share, unlimited number of
   shares authorized)...............................  $       1.00 $       1.00
                                                      ============ ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                                August 31, 2000

                              Intermediate
                                Tax-Free    Short-Term   Intermediate
                                  Bond        Income         Bond         Bond
                                  Fund         Fund          Fund         Fund
                              ------------  -----------  ------------  -----------
ASSETS:
 Investments, at value (Cost
  $26,439,389; $62,517,455;
  $79,434,557; and
  $54,582,179, respectively). $26,695,128   $61,905,417  $78,242,595   $53,617,149
 Investment in affiliates, at
  cost.......................          --        83,340    5,824,236     2,279,406
                              -----------   -----------  -----------   -----------
   Total Investments.........  26,695,128    61,988,757   84,066,831    55,896,555
 Cash........................          --            --           --           108
 Interest and dividends
  receivable.................     321,272       446,954      830,053       633,175
 Receivable for capital
  shares issued..............          --            --           --        25,092
 Prepaid expenses and other
  assets.....................       1,201         7,499        3,726         1,625
                              -----------   -----------  -----------   -----------
   Total Assets..............  27,017,601    62,443,210   84,900,610    56,556,555
                              -----------   -----------  -----------   -----------
LIABILITIES:
 Dividends payable...........      98,564       334,226      425,968       298,973
 Payable for investments
  purchased..................          --       425,594      191,726        66,693
 Payable for capital shares
  redeemed...................          --         4,231           --         5,073
 Accrued expenses and other
  payables:
  Investment advisory fees...       7,863            --       25,045        16,767
  Administration fees........         585         1,364        1,854         1,243
  Distribution fees..........          --         8,957       17,889        11,977
  Custodian fees.............         674         1,581        2,147         1,437
  Fund accounting fees.......          88           205          278           186
  Transfer agent fees........          59           136          185           124
  Other liabilities..........       7,811        16,454       17,494        13,522
                              -----------   -----------  -----------   -----------
   Total Liabilities.........     115,644       792,748      682,586       415,995
                              -----------   -----------  -----------   -----------
COMPOSITION OF NET ASSETS:
 Capital.....................  26,616,333    62,428,060   86,183,955    57,600,099
 Undistributed (distributions
  in excess of) net
  investment income..........      15,281        22,706      (20,451)         (156)
 Accumulated undistributed
  (distributions in excess
  of) net realized
  gains/(losses) on
  investment transactions....      14,604      (188,266)    (753,518)     (494,353)
 Net unrealized
  appreciation/(depreciation)
  on investments.............     255,739      (612,038)  (1,191,962)     (965,030)
                              -----------   -----------  -----------   -----------
   Net Assets................ $26,901,957   $61,650,462  $84,218,024   $56,140,560
                              ===========   ===========  ===========   ===========
 Shares of beneficial
  interest issued and
  outstanding................   2,548,031     6,209,668    8,356,479     6,120,824
                              ===========   ===========  ===========   ===========
 Net asset value and
  redemption price per share:
  ($0.00001 par value per
  share, unlimited number of
  shares authorized)......... $     10.56   $      9.93  $     10.08   $      9.17
                              ===========   ===========  ===========   ===========
 Maximum Sales Charge........        3.00%         2.00%        3.00%         4.00%
                              ===========   ===========  ===========   ===========
 Maximum Offering Price
  (100%/(100%-Maximum Sales
  Charge) of net asset value
  adjusted to nearest cent)
  per share.................. $     10.89   $     10.13  $     10.39   $      9.55
                              ===========   ===========  ===========   ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Assets and Liabilities
                                August 31, 2000

                                                          Growth     Small Cap
                             Balanced       Equity        Equity       Equity
                               Fund          Fund          Fund         Fund
                            -----------  ------------  ------------  ----------
ASSETS:
 Investments, at value
  (Cost $59,304,798;
  $107,727,921;
  $113,009,990; and
  $6,361,585,
  respectively)...........  $68,958,761  $147,527,730  $173,529,703  $7,866,295
 Investment in affiliates,
  at cost.................    1,373,991     3,468,271     1,936,179     179,993
                            -----------  ------------  ------------  ----------
   Total Investments......   70,332,752   150,996,001   175,465,882   8,046,288
 Interest and dividends
  receivable..............      347,298       292,910       121,495       5,750
 Deferred organization
  costs...................           --            --        16,886          --
 Prepaid expenses and
  other assets............          947         2,286            --         438
                            -----------  ------------  ------------  ----------
   Total Assets...........   70,680,997   151,291,197   175,604,263   8,052,476
                            -----------  ------------  ------------  ----------
LIABILITIES:
 Payable for capital
  shares redeemed.........           --           875         2,006          --
 Accrued expenses and
  other payables:
  Investment advisory
   fees...................       24,747        62,338        73,065          --
  Administration fees.....        1,535         3,280         3,843         173
  Distribution fees.......           --        31,169        36,532          --
  Custodian fees..........        1,768         3,740         4,384         195
  Fund accounting fees....          230           492           548          26
  Transfer agent fees.....          153           328           384          17
  Other liabilities.......       16,239        25,709        34,396      10,079
                            -----------  ------------  ------------  ----------
   Total Liabilities......       44,672       127,931       155,158      10,490
                            -----------  ------------  ------------  ----------
COMPOSITION OF NET ASSETS:
 Capital..................   61,502,592    83,125,229   111,635,639   6,528,136
 Undistributed
  (distributions in excess
  of) net
  investment income.......      294,557       163,818           (19)      5,617
 Accumulated undistributed
  (distributions in excess
  of) net realized
  gains/(losses) on
  investment transactions.     (814,787)   28,074,410     3,293,772       3,523
 Net unrealized
  appreciation on
  investments.............    9,653,963    39,799,809    60,519,713   1,504,710
                            -----------  ------------  ------------  ----------
   Net Assets.............  $70,636,325  $151,163,266  $175,449,105  $8,041,986
                            ===========  ============  ============  ==========
 Shares of beneficial
  interest issued and
  outstanding.............    5,096,994     8,648,303    10,587,318     641,172
                            ===========  ============  ============  ==========
 Net asset value and
  redemption price per
  share:
   ($0.00001 par value per
   share, unlimited number
   of shares authorized)..  $     13.86  $      17.48  $      16.57  $    12.54
                            ===========  ============  ============  ==========
 Maximum Sales Charge.....         5.00%         5.00%         5.00%       5.00%
                            ===========  ============  ============  ==========
 Maximum Offering Price
  (100%/(100%-Maximum
  Sales Charge) of net
  asset value adjusted to
  nearest cent) per share.  $     14.59  $      18.40  $      17.44  $    13.20
                            ===========  ============  ============  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                       For the year ended August 31, 2000

                                                          U.S.         Cash
                                                        Treasury    Management
                                                          Fund         Fund
                                                       -----------  -----------
Investment Income:
 Interest income.....................................  $28,268,830  $34,312,613
                                                       -----------  -----------
   Total Income......................................   28,268,830   34,312,613
                                                       -----------  -----------
Expenses:
 Investment advisory fees............................    1,944,043    2,297,693
 Administration fees.................................      972,021    1,148,847
 Distribution fees...................................    1,215,022    1,436,053
 Fund accounting fees................................      101,280      115,304
 Transfer agent fees.................................      100,265      120,844
 Custodian fees......................................      145,808      172,332
 Other expenses......................................      181,254      176,101
                                                       -----------  -----------
   Total Expenses....................................    4,659,693    5,467,174
 Expenses voluntarily reduced........................   (1,215,022)  (2,297,693)
                                                       -----------  -----------
   Net Expenses......................................    3,444,671    3,169,481
                                                       -----------  -----------
 Net Investment Income...............................   24,824,159   31,143,132
                                                       -----------  -----------
Realized Gains On Investments:
 Net realized gains on investment transactions.......       54,542          279
                                                       -----------  -----------
 Net realized gains on investments...................       54,542          279
                                                       -----------  -----------
Change in net assets resulting from operations.......  $24,878,701  $31,143,411
                                                       ===========  ===========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                       For the year ended August 31, 2000

                               Intermediate
                                 Tax-Free   Short-Term  Intermediate
                                   Bond       Income        Bond        Bond
                                   Fund        Fund         Fund        Fund
                               ------------ ----------  ------------ ----------
Investment Income:
 Interest income.............   $1,469,004  $4,255,192   $5,822,128  $4,208,397
 Dividend income.............       12,390          --           --          --
 Dividend income from
  affiliates.................           --      83,215       82,570      49,476
                                ----------  ----------   ----------  ----------
   Total Income..............    1,481,394   4,338,407    5,904,698   4,257,873
                                ----------  ----------   ----------  ----------
Expenses:
 Investment advisory fees....      152,552     347,187      463,877     321,821
 Administration fees.........       55,474     126,250      168,684     117,027
 Distribution fees...........       69,342     157,812      210,854     146,283
 Fund accounting fees........       16,123      69,158       56,152      39,542
 Transfer agent fees.........       15,727      14,858       22,981      13,737
 Custodian fees..............        8,321      18,938       25,303      17,555
 Other expenses..............       19,632      31,618       39,979      31,201
                                ----------  ----------   ----------  ----------
   Total Expenses............      337,171     765,821      987,830     687,166
 Expenses voluntarily
  reduced/reimbursed.........     (124,816)   (405,147)    (175,691)   (121,318)
                                ----------  ----------   ----------  ----------
   Net Expenses..............      212,355     360,674      812,139     565,848
                                ----------  ----------   ----------  ----------
 Net Investment Income.......    1,269,039   3,977,733    5,092,559   3,692,025
                                ----------  ----------   ----------  ----------
Realized/Unrealized
Gains/(Losses) On
Investments:
 Net realized gains/(losses)
  on investment transactions.       20,148    (129,902)    (195,594)   (432,180)
 Change in unrealized
  appreciation on investment
  transactions...............      193,770     348,114      149,914     306,625
                                ----------  ----------   ----------  ----------
 Net realized/unrealized
  gains/(losses) on
  investments................      213,918     218,212      (45,680)   (125,555)
                                ----------  ----------   ----------  ----------
Change in net assets
resulting from operations....   $1,482,957  $4,195,945   $5,046,879  $3,566,470
                                ==========  ==========   ==========  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                            Statements of Operations
                       For the year ended August 31, 2000

                                                            Growth     Small Cap
                                  Balanced     Equity       Equity       Equity
                                    Fund        Fund         Fund         Fund
                                 ----------  -----------  -----------  ----------
Investment Income:
 Interest income...............  $1,403,533  $        --  $        --  $      288
 Dividend income...............     476,558    2,209,849    1,146,273      52,876
 Dividend income from
  affiliates...................      95,376      143,301      248,992       9,255
                                 ----------  -----------  -----------  ----------
   Total Income................   1,975,467    2,353,150    1,395,265      62,419
                                 ----------  -----------  -----------  ----------
Expenses:
 Investment advisory fees......     465,140    1,119,848    1,140,772      53,360
 Administration fees...........     125,714      324,594      330,659      15,467
 Distribution fees.............     157,142      405,741      413,322      19,333
 Fund accounting fees..........      33,932       51,241       49,637       6,036
 Organization fees.............          --           --        8,758          --
 Transfer agent fees...........      15,986       40,491       45,062       1,546
 Custodian fees................      18,858       48,691       49,600       2,320
 Other expenses................      30,243       61,530       71,737      15,862
                                 ----------  -----------  -----------  ----------
   Total Expenses..............     847,015    2,052,136    2,109,547     113,924
 Expenses voluntarily
  reduced/reimbursed...........    (366,827)    (320,372)    (335,691)    (73,542)
                                 ----------  -----------  -----------  ----------
   Net Expenses................     480,188    1,731,764    1,773,856      40,382
                                 ----------  -----------  -----------  ----------
 Net Investment Income (loss)..   1,495,279      621,386     (378,591)     22,037
                                 ----------  -----------  -----------  ----------
Realized/Unrealized
Gains/(Losses) On Investments:
 Net realized gains/(losses) on
  investment transactions......    (742,710)  29,154,321    3,633,358      32,712
 Change in unrealized
  appreciation/(depreciation)
  on investment transactions...   6,947,067   (6,512,772)  25,881,742   1,468,183
                                 ----------  -----------  -----------  ----------
 Net realized/unrealized gains
  on investments...............   6,204,357   22,641,549   29,515,100   1,500,895
                                 ----------  -----------  -----------  ----------
Change in net assets resulting
from operations................  $7,699,636  $23,262,935  $29,136,509  $1,522,932
                                 ==========  ===========  ===========  ==========

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                               U.S. Treasury Fund              Cash Management Fund
                         -------------------------------  --------------------------------
                           Year Ended      Year Ended       Year Ended       Year Ended
                           August 31,      August 31,       August 31,       August 31,
                              2000            1999             2000             1999
                         --------------  ---------------  ---------------  ---------------
From Investment
Activities:
Operations:
  Net investment income. $   24,824,159  $    17,366,637  $    31,143,132  $    23,363,383
  Net realized
   gains/(losses) on
   investment
   transactions.........         54,542          (12,023)             279           (8,431)
                         --------------  ---------------  ---------------  ---------------
 Change in net assets
 from operations........     24,878,701       17,354,614       31,143,411       23,354,952
                         --------------  ---------------  ---------------  ---------------
Distributions to
Shareholders:
  From net investment
  income................    (24,824,159)     (17,366,637)     (31,143,132)     (23,363,383)
                         --------------  ---------------  ---------------  ---------------
 Change in net assets
  from shareholder
  distributions.........    (24,824,159)     (17,366,637)     (31,143,132)     (23,363,383)
                         --------------  ---------------  ---------------  ---------------
Capital Transactions:
  Proceeds from shares
  issued................  1,194,515,873    1,310,712,928    1,422,426,833    1,239,471,976
  Dividends reinvested..         79,812           48,968           22,215           22,689
  Cost of shares
  redeemed..............   (980,655,214)  (1,304,653,860)  (1,327,243,281)  (1,154,176,913)
                         --------------  ---------------  ---------------  ---------------
 Change in net assets
  from capital
  transactions..........    213,940,471        6,108,036       95,205,767       85,317,752
                         --------------  ---------------  ---------------  ---------------
 Change in net assets...    213,995,013        6,096,013       95,206,046       85,309,321
Net Assets:
  Beginning of period...    394,414,984      388,318,971      551,880,049      466,570,728
                         --------------  ---------------  ---------------  ---------------
  End of period......... $  608,409,997  $   394,414,984  $   647,086,095  $   551,880,049
                         ==============  ===============  ===============  ===============
Share Transactions:
  Issued................  1,194,515,873    1,310,712,928    1,422,426,833    1,239,471,976
  Reinvested............         79,812           48,968           22,215           22,689
  Redeemed..............   (980,655,214)  (1,304,653,860)  (1,327,243,281)  (1,154,176,913)
                         --------------  ---------------  ---------------  ---------------
 Change in shares.......    213,940,471        6,108,036       95,205,767       85,317,752
                         ==============  ===============  ===============  ===============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                    Intermediate
                                 Tax-Free Bond Fund       Short-Term Income Fund
                               ------------------------  --------------------------
                               Year Ended   Year Ended    Year Ended    Year Ended
                               August 31,   August 31,    August 31,    August 31,
                                  2000         1999          2000          1999
                               -----------  -----------  ------------  ------------
From Investment Activities:
Operations:
  Net investment income......  $ 1,269,039  $ 1,323,754  $  3,977,733  $  3,172,014
  Net realized gains/(losses)
  on investment transactions.       20,148      160,296      (129,902)      (26,791)
  Net change in unrealized
   appreciation/(depreciation)
   on investment
   transactions..............      193,770   (1,455,800)      348,114    (1,389,792)
                               -----------  -----------  ------------  ------------
 Change in net assets from
 operations..................    1,482,957       28,250     4,195,945     1,755,431
                               -----------  -----------  ------------  ------------
Distributions to
Shareholders:
  From net investment income.   (1,269,039)  (1,323,754)   (3,977,733)   (3,172,014)
  From net realized gains....     (165,840)     (95,497)           --            --
  In excess of net realized
  gains......................           --           --            --       (16,447)
                               -----------  -----------  ------------  ------------
 Change in net assets from
 shareholder distributions...   (1,434,879)  (1,419,251)   (3,977,733)   (3,188,461)
                               -----------  -----------  ------------  ------------
Capital Transactions:
  Proceeds from shares
  issued.....................    3,409,550    7,046,579    13,130,204    59,412,745
  Proceeds from shares issued
  in common trust conversion.           --           --       820,862            --
  Dividends reinvested.......      361,252      276,273     1,043,683       999,811
  Cost of shares redeemed....   (7,270,037)  (6,032,443)  (16,085,836)  (28,845,926)
                               -----------  -----------  ------------  ------------
 Change in net assets from
 capital transactions........   (3,499,235)   1,290,409    (1,091,087)   31,566,630
                               -----------  -----------  ------------  ------------
 Change in net assets........   (3,451,157)    (100,592)     (872,875)   30,133,600
Net Assets:
  Beginning of period........   30,353,114   30,453,706    62,523,337    32,389,737
                               -----------  -----------  ------------  ------------
  End of period..............  $26,901,957  $30,353,114  $ 61,650,462  $ 62,523,337
                               ===========  ===========  ============  ============
Share Transactions:
  Issued.....................      330,377      647,376     1,326,486     5,897,473
  Issued in common trust
  conversion.................           --           --        83,252            --
  Reinvested.................       35,069       25,272       105,718        99,303
  Redeemed...................     (706,247)    (553,996)   (1,629,241)   (2,874,678)
                               -----------  -----------  ------------  ------------
 Change in shares............     (340,801)     118,652      (113,785)    3,122,098
                               ===========  ===========  ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                Intermediate Bond Fund             Bond Fund
                               --------------------------  --------------------------
                                Year Ended    Year Ended    Year Ended    Year Ended
                                August 31,    August 31,    August 31,    August 31,
                                   2000          1999          2000          1999
                               ------------  ------------  ------------  ------------
From Investment Activities:
Operations:
  Net investment income......  $  5,092,559  $  5,095,981  $  3,692,025  $  3,378,030
  Net realized gains/(losses)
   on investment
   transactions..............      (195,594)       61,996      (432,180)       95,329
  Net change in unrealized
   appreciation/(depreciation)
   on investment
   transactions..............       149,914    (3,713,168)      306,625    (3,614,380)
                               ------------  ------------  ------------  ------------
 Change in net assets from
  operations.................     5,046,879     1,444,809     3,566,470      (141,021)
                               ------------  ------------  ------------  ------------
Distributions to
Shareholders:
  From net investment income.    (5,092,559)   (5,095,981)   (3,692,025)   (3,378,030)
                               ------------  ------------  ------------  ------------
 Change in net assets from
  shareholder distributions..    (5,092,559)   (5,095,981)   (3,692,025)   (3,378,030)
                               ------------  ------------  ------------  ------------
 Capital Transactions:
  Proceeds from shares
   issued....................    10,367,624    17,508,773     6,665,297    22,322,799
  Dividends reinvested.......     1,904,243     1,884,498     2,018,702     1,787,424
  Cost of shares redeemed....   (15,140,455)  (13,991,464)  (15,139,281)  (10,575,786)
                               ------------  ------------  ------------  ------------
 Change in net assets from
  capital transactions.......    (2,868,588)    5,401,807    (6,455,282)   13,534,437
                               ------------  ------------  ------------  ------------
 Change in net assets........    (2,914,268)    1,750,635    (6,580,837)   10,015,386
Net Assets:
  Beginning of period........    87,132,292    85,381,657    62,721,397    52,706,011
                               ------------  ------------  ------------  ------------
  End of period..............  $ 84,218,024  $ 87,132,292  $ 56,140,560  $ 62,721,397
                               ============  ============  ============  ============
Share Transactions:
  Issued.....................     1,032,712     1,687,759       732,129     2,343,736
  Reinvested.................       190,096       181,866       221,830       186,871
  Redeemed...................    (1,510,355)   (1,353,613)   (1,663,037)   (1,103,597)
                               ------------  ------------  ------------  ------------
 Change in shares............      (287,547)      516,012      (709,078)    1,427,010
                               ============  ============  ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                                    Balanced Fund                Equity Fund
                               -------------------------  --------------------------
                                Year Ended   Year Ended    Year Ended    Year Ended
                                August 31,   August 31,    August 31,    August 31,
                                   2000         1999          2000          1999
                               ------------  -----------  ------------  ------------
From Investment Activities:
Operations:
  Net investment income......  $  1,495,279  $ 1,322,110  $    621,386  $    637,691
  Net realized gains/(losses)
   on investment
   transactions..............      (742,710)   4,705,901    29,154,321    27,915,926
  Net change in unrealized
   appreciation/(depreciation)
   on investments
   transactions..............     6,947,067    1,669,615    (6,512,772)   17,311,573
                               ------------  -----------  ------------  ------------
 Change in net assets from
  operations.................     7,699,636    7,697,626    23,262,935    45,865,190
                               ------------  -----------  ------------  ------------
Distributions to
Shareholders:
  From net investment income.    (1,434,640)  (1,294,489)     (550,526)     (657,274)
  From net realized gains....    (4,681,118)  (2,183,054)  (28,849,701)  (10,290,881)
  In excess of net realized
   gains.....................       (68,227)          --            --            --
                               ------------  -----------  ------------  ------------
 Change in net assets from
  shareholder distributions..    (6,183,985)  (3,477,543)  (29,400,227)  (10,948,155)
                               ------------  -----------  ------------  ------------
Capital Transactions:
  Proceeds from shares
   issued....................    17,730,852   15,425,879    11,705,130    19,316,113
  Proceeds from shares issued
   in common trust
   conversion................            --           --     1,730,723            --
  Dividends reinvested.......     6,179,992    3,472,606    26,554,184    10,603,164
  Cost of shares redeemed....   (11,361,222)  (7,203,269)  (66,466,801)  (48,023,525)
                               ------------  -----------  ------------  ------------
 Change in net assets from
  capital transactions.......    12,549,622   11,695,216   (26,476,764)  (18,104,248)
                               ------------  -----------  ------------  ------------
 Change in net assets........    14,065,273   15,915,299   (32,614,056)   16,812,787
Net Assets:
  Beginning of period........    56,571,052   40,655,753   183,777,322   166,964,535
                               ------------  -----------  ------------  ------------
  End of period..............  $ 70,636,325  $56,571,052  $151,163,266  $183,777,322
                               ============  ===========  ============  ============
Share Transactions:
  Issued.....................     1,320,248    1,132,779       693,817     1,089,565
  Issued in common trust
   conversion................            --           --       102,410            --
  Reinvested.................       468,218      261,784     1,638,278       628,771
  Redeemed...................      (846,200)    (526,889)   (3,906,114)   (2,683,372)
                               ------------  -----------  ------------  ------------
 Change in shares............       942,266      867,674    (1,471,609)     (965,036)
                               ============  ===========  ============  ============

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                      Statements of Changes in Net Assets

                            Growth Equity Fund           Small Cap Equity Fund
                         --------------------------  ------------------------------
                                                                  February 17, 1999
                          Year Ended    Year Ended   Year Ended        through
                          August 31,    August 31,   August 31,      August 31,
                             2000          1999         2000           1999(a)
                         ------------  ------------  -----------  -----------------
From Investment
Activities:
Operations:
  Net investment income
   (loss)............... $   (378,591) $     15,523  $    22,037     $   11,531
  Net realized gains on
   investment
   transactions.........    3,633,358    18,308,527       32,712         61,567
  Net change in
   unrealized
   appreciation on
   investment
   transactions.........   25,881,742    16,661,213    1,468,183         36,527
                         ------------  ------------  -----------     ----------
 Change in net assets
  from operations.......   29,136,509    34,985,263    1,522,932        109,625
                         ------------  ------------  -----------     ----------
Distributions to
Shareholders:
  From net investment
   income...............           --       (52,151)     (26,572)        (2,885)
  In excess of net
   investment income....           --       (99,796)          --             --
  From net realized
   gains................  (18,261,639)   (3,188,583)     (90,755)            --
                         ------------  ------------  -----------     ----------
 Change in net assets
  from shareholder
  distributions.........  (18,261,639)   (3,340,530)    (117,327)        (2,885)
                         ------------  ------------  -----------     ----------
Capital Transactions:
  Proceeds from shares
   issued...............   44,207,253    41,764,899      286,179      7,523,215
  Dividends reinvested..   17,606,396     3,093,162       91,377            163
  Cost of shares
   redeemed.............  (32,615,722)  (19,803,332)  (1,130,719)      (240,574)
                         ------------  ------------  -----------     ----------
 Change in net assets
  from capital
  transactions..........   29,197,927    25,054,729     (753,163)     7,282,804
                         ------------  ------------  -----------     ----------
 Change in net assets...   40,072,797    56,699,462      652,442      7,389,544
Net Assets:
  Beginning of period...  135,376,308    78,676,846    7,389,544             --
                         ------------  ------------  -----------     ----------
  End of period......... $175,449,105  $135,376,308  $ 8,041,986     $7,389,544
                         ============  ============  ===========     ==========
Share Transactions:
  Issued................    2,721,551     2,881,072       25,545        729,012
  Reinvested............    1,118,577       231,194        8,449             17
  Redeemed..............   (2,006,930)   (1,349,518)     (98,314)       (23,537)
                         ------------  ------------  -----------     ----------
 Change in shares.......    1,833,198     1,762,748      (64,320)       705,492
                         ============  ============  ===========     ==========

--------
(a)  Period from commencement of operations.
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
U.S. Treasury Fund

                       Schedule of Portfolio Investments
                                August 31, 2000

  Principal                                                         Amortized
    Amount                   Security Description                      Cost
 ------------ --------------------------------------------------   ------------
 U.S. Treasury Bills (36.9%):
 $225,000,000 6.42%, 9/21/00....................................   $224,209,028
                                                                   ------------
  Total U.S. Treasury Bills                                         224,209,028
                                                                   ------------
 Repurchase Agreements (63.6%):
   25,000,000 Bear Stearns, 6.60%, 9/1/00, (Purchased on
               8/31/00, proceeds at maturity $25,004,583,
               collateralized by $18,675,000 U.S. Treasury Bond,
               12.00%, 8/15/13, market value $25,489,599).......     25,000,000
   25,000,000 Goldman Sachs, 6.60%, 9/1/00, (Purchased on
               8/31/00, proceeds at maturity $25,004,583,
               collateralized by $31,538,000 U.S. Treasury
               Strips, 0.00%, 2/15/02 to 11/15/22; and
               $28,648,000 U.S. Treasury Strip Principal, 0.00%,
               8/15/05 to 5/15/17, market value $25,500,515)....     25,000,000
  142,041,568 JP Morgan, 6.60%, 9/1/00, (Purchased on 8/31/00,
               proceeds at maturity $142,067,609, collateralized
               by $138,455,000 U.S. Treasury Notes, 6.50% to
               6.75%, 5/15/05 to 10/15/06, market value
               $144,883,026)....................................    142,041,568

  Principal                                                       Amortized
    Amount                  Security Description                     Cost
 ------------ ------------------------------------------------   ------------
 Repurchase Agreements, continued:
 $ 25,000,000 Morgan Stanley Dean Witter, 6.58%, 9/1/00,
               (Purchased on 8/31/00, proceeds at maturity
               $25,004,569, collateralized by $25,240,000 U.S.
               Treasury Note, 5.75%, 11/15/00, market value
               $25,628,898)...................................   $ 25,000,000
  145,000,000 SG Cowen, 6.60%, 9/1/00, (Purchased on 8/31/00,
               proceeds at maturity $145,026,583,
               collateralized by $146,768,000 U.S. Treasury
               Bills, Bonds, Notes, 0.00% to 7.88%, 11/30/00
               to 8/15/29, market value $147,995,999).........    145,000,000
   25,000,000 Warburg Dillon Read, LLC, 6.60%, 9/1/00,
               (Purchased on 8/31/00, proceeds at maturity
               $25,004,583, collateralized by $22,126,000 U.S.
               Treasury Bond, 7.25%, 8/15/22, market value
               $25,525,017)...................................     25,000,000
                                                                 ------------
  Total Repurchase Agreements                                     387,041,568
                                                                 ------------
  Total Investments
   (Cost $611,250,596)(a)--100.5%                                 611,250,596
  Liabilities in excess of other assets--(0.5)%                    (2,840,599)
                                                                 ------------
  Total Net Assets--100.0%                                       $608,409,997
                                                                 ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                       Schedule of Portfolio Investments
                                August 31, 2000

  Principal                        Security                          Amortized
   Amount                         Description                           Cost
 ----------- ----------------------------------------------------   ------------
 Bankers Acceptance (0.8%):
 Banking (0.8%):
 $ 5,000,000 First USA, Inc., 6.58%, 9/26/00.....................   $  5,000,000
                                                                    ------------
  Total Bankers Acceptance                                             5,000,000
                                                                    ------------
 Certificates of Deposit (2.2%):
 Yankee (2.2%):
   5,000,000 Barclays US Funding Corp., 6.50%, 9/6/00............      5,000,000
   5,000,000 Paribas Finance, Inc.,
              6.51%, 10/31/00....................................      5,000,000
   4,000,000 Societe Generale, Inc.,
              6.46%, 9/21/00.....................................      3,985,644
                                                                    ------------
  Total Certificates of Deposit                                       13,985,644
                                                                    ------------
 Commercial Paper (28.0%):
 Automotive (3.8%):
   5,000,000 American Honda Finance,
              6.48%, 10/10/00....................................      4,964,900
   5,000,000 DaimlerChrysler, 6.47%, 9/13/00.....................      4,989,216
   5,000,000 Ford Motor Credit Corp.,
              6.49%, 10/20/00....................................      4,955,832
   5,000,000 General Motors Acceptance Corp., 6.49%, 10/16/00....      4,959,438
   5,000,000 Toyota Motor Credit Corp.,
              6.47%, 9/29/00**...................................      4,974,839
                                                                    ------------
                                                                      24,844,225
                                                                    ------------
 Banking (2.3%):
   5,000,000 Catapillar Finance, 6.49%, 9/5/00...................      4,996,394
   5,000,000 Fortes Funding, 6.51%, 10/6/00**....................      4,968,354
   5,000,000 Mellon Funding Corp.,
              6.40%, 10/23/00....................................      4,953,778
                                                                    ------------
                                                                      14,918,526
                                                                    ------------
 Beverages & Tobacco (0.8%):
   5,000,000 Anheuser-Busch Co.,
              6.17%, 9/13/00.....................................      4,989,717
                                                                    ------------
 Brokerage Services (1.5%):
   5,000,000 Bear Stearns, 6.50%, 9/11/00........................      4,990,972
   5,000,000 Goldman Sachs Group,
              6.48%, 11/6/00.....................................      4,940,600
                                                                    ------------
                                                                       9,931,572
                                                                    ------------
 Computers & Peripherals (1.5%):
   5,000,000 Hewlett-Packard Co.,
              6.47%, 9/11/00.....................................      4,991,014
   5,000,000 IBM Credit Corp.,
              6.48%, 10/12/00....................................      4,963,100
                                                                    ------------
                                                                       9,954,114
                                                                    ------------

  Principal                        Security                          Amortized
   Amount                         Description                           Cost
 ----------- ----------------------------------------------------   ------------
 Commercial Paper, continued:
 Cosmetics/Personal Care (1.5%):
 $ 5,000,000 Kimberly-Clark Corp.,
              6.47%, 10/30/00**..................................   $  4,946,982
   5,000,000 Procter & Gamble,
              6.48%, 9/28/00                                           4,975,700
                                                                    ------------
                                                                       9,922,682
                                                                    ------------
 Electrical Equipment (0.8%):
   5,000,000 Emerson Electric Co.,
              6.48%, 9/11/00**...................................      4,991,000
                                                                    ------------
 Financial Services (4.7%):
   5,000,000 Abbey National, Ltd. PLC,
              6.47%, 10/13/00....................................      4,962,258
   5,000,000 AIG Funding, 6.47%, 9/6/00..........................      4,995,507
   5,000,000 American Express Credit Corp., 6.53%, 9/15/00.......      4,987,361
   5,000,000 Citi Corp., 6.49%, 9/12/00..........................      4,990,085
   5,000,000 Citi Group, Inc., 6.49%, 9/13/00....................      4,989,183
   5,000,000 Prudential Funding,
              6.44%, 10/17/00....................................      4,958,856
                                                                    ------------
                                                                      29,883,250
                                                                    ------------
 Food Products & Services (1.1%):
   5,000,000 Sara Lee, 6.46%, 9/28/00............................      4,975,775
   2,000,000 Unilever Capital Corp.,
              6.65%, 9/14/00* **.................................      2,000,000
                                                                    ------------
                                                                       6,975,775
                                                                    ------------
 Insurance (1.5%):
   5,000,000 American General Corp.,
              6.52%, 9/25/00.....................................      4,978,267
   5,000,000 ING America Insurance,
              6.49%, 9/26/00.....................................      4,977,465
                                                                    ------------
                                                                       9,955,732
                                                                    ------------
 Oil--Intergrated Companies (1.5%):
   5,000,000 Chevron, 6.49%, 9/8/00..............................      4,993,690
   5,000,000 Total Fina Elf SA,
              6.51%, 9/7/00 **...................................      4,994,575
                                                                    ------------
                                                                       9,988,265
                                                                    ------------
 Pharmaceuticals (2.3%):
   5,000,000 Abbott Laboratories,
              6.46%, 9/13/00.....................................      4,989,233
   5,000,000 Pfizer, Inc., 6.45%, 9/15/00**......................      4,987,458
   5,000,000 SmithKline Beecham Corp., 6.51%, 9/5/00.............      4,996,384
                                                                    ------------
                                                                      14,973,075
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

  Principal          Security            Amortized
   Amount           Description             Cost
 ----------- ------------------------   ------------
 Commercial Paper, continued:
 Printing & Publishing (0.8%):
 $ 5,000,000 New York Times, 6.48%,
              9/28/00................   $  4,975,700
                                        ------------
 Restaurants (0.8%):
   5,000,000 McDonald's Corp.,
              6.45%, 9/1/00**........      5,000,000
                                        ------------
 Retail--Department Stores (0.8%):
   5,000,000 Wal-Mart Stores, Inc.,
              6.48%, 9/12/00**.......      4,990,100
                                        ------------
 Telecommunications (1.5%):
   5,000,000 AT&T Corp., 6.48%,
              9/1/00.................      5,000,000
   5,000,000 BellSouth
              Telecommunications,
              Inc., 6.47%, 9/13/00...      4,989,217
                                        ------------
                                           9,989,217
                                        ------------
 Utilities--Electric (0.8%):
   5,000,000 General Electric Capital
              Corp., 6.48%, 10/20/00.      4,955,900
                                        ------------
  Total Commercial Paper                 181,238,850
                                        ------------
 Corporate Bonds (3.1%):
 Banking (1.5%):
   5,000,000 Bank of America Corp.,
              6.74%, 11/3/00*........      5,001,366
   5,000,000 Wells Fargo & Co.,
              6.46%, 9/1/00..........      5,000,000
                                        ------------
                                          10,001,366
                                        ------------
 Financial Services (1.6%):
   5,000,000 Associates Corporation
              of America,
              6.52%, 9/18/00*........      4,998,427
   5,000,000 Morgan Stanley Dean
              Witter, 6.81%,
              10/16/00*..............      5,004,148
                                        ------------
                                          10,002,575
                                        ------------
  Total Corporate Bonds                   20,003,941
                                        ------------
 U.S. Government Agencies (44.7%):
 Fannie Mae (9.3%):
  10,000,000 6.40%, 9/5/00...........      9,992,889
  10,000,000 6.66%, 9/6/00*..........      9,999,868
  10,000,000 6.43%, 9/22/00*.........     10,000,000
  10,000,000 6.20%, 12/27/00.........      9,996,150
   5,000,000 5.44%, 1/24/01..........      4,976,361
   5,000,000 6.55%, 3/20/01..........      4,999,697
  10,000,000 6.73%, 8/23/01..........     10,002,732
                                        ------------
                                          59,967,697
                                        ------------

  Principal                        Security                          Amortized
   Amount                         Description                           Cost
 ----------- ----------------------------------------------------   ------------
 U.S. Government Agencies, continued:
 Federal Farm Credit Bank (3.1%):
 $10,000,000 6.65%, 9/1/00.......................................   $ 10,000,000
  10,000,000 6.55%, 11/1/00......................................     10,000,000
                                                                    ------------
                                                                      20,000,000
                                                                    ------------
 Federal Home Loan Bank (12.4%):
  10,000,000 6.59%, 9/6/00*......................................     10,000,000
  10,000,000 6.60%, 2/2/01.......................................     10,000,000
  10,000,000 6.76%, 3/13/01......................................     10,000,000
  10,000,000 6.80%, 5/16/01......................................     10,000,000
  15,000,000 6.98%, 5/25/01......................................     15,000,000
  10,000,000 6.93%, 6/14/01......................................     10,000,000
  10,000,000 7.02%, 7/27/01......................................     10,000,000
   5,000,000 7.00%, 8/7/01.......................................      5,000,000
                                                                    ------------
                                                                      80,000,000
                                                                    ------------
 Freddie Mac (14.5%):
  20,000,000 6.43%, 9/7/00.......................................     19,978,566
  20,000,000 6.39%, 9/12/00......................................     19,960,950
  20,000,000 6.43%, 9/19/00......................................     19,935,700
  20,000,000 6.39%, 10/10/00.....................................     19,861,550
   5,000,000 6.39%, 1/4/01.......................................      4,889,149
  10,000,000 6.75%, 4/27/01......................................     10,000,000
                                                                    ------------
                                                                      94,625,915
                                                                    ------------
 Student Loan Marketing Assoc. (5.4%):
  15,000,000 6.47%, 9/6/00*......................................     15,000,000
  10,000,000 6.60%, 9/6/00*......................................     10,000,000
  10,000,000 6.73%, 9/6/00*......................................     10,000,000
                                                                    ------------
                                                                      35,000,000
                                                                    ------------
  Total U.S. Government Agencies                                     289,593,612
                                                                    ------------
 U.S. Treasury Bills (8.5%):
  55,000,000 6.42%, 9/21/00......................................     54,807,347
                                                                    ------------
  Total U.S. Treasury Bills                                           54,807,347
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Cash Management Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
 ----------- ---------------------------------------------------   ------------
 Repurchase Agreements (12.7%):
 $32,480,867 Bear Stearns, 6.63%, 9/1/00, (Purchased on 8/31/00,
              proceeds at maturity $32,486,849, collateralized
              by $1,850,000 U.S. Treasury Bond, 12.00%, 8/15/13,
              market value $2,534,902; $31,300,000 FHLB, 6.50%,
              2/26/04, market value $30,815,445)................   $ 32,480,867

  Principal                       Security                        Amortized
   Amount                       Description                          Cost
 ----------- -------------------------------------------------   ------------
 Repurchase Agreements, continued:
 $50,000,000 Morgan Stanley Dean Witter, 6.65%, 9/1/00,
              (Purchased on 8/31/00, proceeds at maturity
              $50,009,236, collateralized by $49,910,000 FHLB,
              7.56%, 11/16/01, market value $51,061,080)......   $ 50,000,000
                                                                 ------------
  Total Repurchase Agreements                                      82,480,867
                                                                 ------------
  Total Investments
   (Cost $647,110,261)(a)--100.0%                                 647,110,261
  Liabilities in excess of other assets--0.0%                         (24,166)
                                                                 ------------
  Total Net Assets--100.0%                                       $647,086,095
                                                                 ============

--------
(a) Cost and value for federal income tax and financial reporting purposes are the same.

 * Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2000. The date presented reflects the next rate change date.

** Illiquid security. Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended.

PLC--Public Limited Company
FHLB--Federal Home Loan Bank
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 2000

 Shares or
 Principal                                                            Market
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 Alternative Minimum Tax Paper (3.2%):
 Illinois (1.3%):
 $350,000  Chicago, O'Hare International Airport Revenue
            Refunding, Series A, 5.60%, 1/1/07, Callable 1/1/03 @
            102*, Insured by: MBIA                                  $   359,708
 Texas (1.9%):
  250,000  Texas State Student Loan, GO, 6.50%, 8/1/07, Callable
            8/1/02 @ 100*........................................       255,248
  250,000  Texas State Student Loan, GO, 5.75%, 8/1/08, Callable
            8/1/04 @ 100*........................................       255,958
                                                                    -----------
                                                                        511,206
                                                                    -----------
  Total Alternative Minimum Tax Paper                                   870,914
                                                                    -----------
 Municipal Bonds (92.6%):
 Alabama (1.8%):
  500,000  Montgomery, Educational Building Facilities Authority,
            Revenue Bond, Faulkner University Project, 4.95%,
            10/1/14, Callable 10/1/08 @ 102*, Insured by: MBIA...       490,080
                                                                    -----------
 Alaska (2.0%):
  500,000  Alaska State Housing Financial Corp., Series A, 6.10%,
            12/1/06..............................................       535,310
                                                                    -----------
 Arizona (1.9%):
  500,000  Arizona State University Revenue Refunding, Series A,
            5.80%, 7/1/07, Callable 7/1/02 @ 101*................       515,530
                                                                    -----------
 California (2.0%):
  500,000  Folsom, School Facilities Project, GO, Series B,
            6.00%, 8/1/06, Callable 8/1/04 @ 102*, Insured by:
            FGIC.................................................       541,615
                                                                    -----------
 Florida (1.9%):
  500,000  Jacksonville Electrical Authority Revenue, Water and
            Sewer System, Series A, 5.38%, 10/1/14, Callable
            10/1/02 @ 101*, Insured by: FGIC.....................       503,855
                                                                    -----------
 Hawaii (1.9%):
  500,000  Hawaii State Refunding, GO, 5.13%, 2/1/07, Insured by:
            FGIC--TCRS...........................................       513,305
                                                                    -----------
 Illinois (11.9%):
  500,000  Chicago Park District Refunding, GO, 5.45%, 1/1/04,
            Callable 1/1/03 @ 102, Insured by: FGIC..............       514,050
  400,000  Chicago Park District Refunding, GO, Series A, 5.25%,
            11/15/12, Callable 11/15/08 @ 100*, Insured by: MBIA.       405,020
  250,000  Chicago Project & Referendum, GO, Series B, 5.13%,
            1/1/13, Callable 1/1/06 @ 102*, Insured by: FGIC.....       248,965
  500,000  Chicago School Finance Authority Refunding, GO, Series
            A, 5.38%, 6/1/08, Callable 6/1/03 @ 102*, Insured by:
            FGIC.................................................       516,195
  500,000  Illinois Development Finance Authority, Pollution
            Control Revenue Refunding, Commonwealth Edison Co.,
            5.70%, 1/15/09, Insured by: AMBAC....................       531,050
  500,000  Illinois Health Facilities Authority, Revenue Bond,
            Methodist Medical Center, 5.13%, 11/15/18, Callable
            11/15/08 @ 101*......................................       469,805
  500,000  Illinois Health Facilities Revenue, OSF Healthcare
            System, 5.75%, 11/15/07, Callable 11/15/03 @ 102*....       505,545
                                                                    -----------
                                                                      3,190,630
                                                                    -----------
 Indiana (5.8%):
  500,000  Blackford County School Building, Revenue Bond, First
            Mortgage, 5.10%, 1/15/16, Callable 7/15/06 @ 101*,
            Insured by: AMBAC, State Aid Withholding.............       483,825
  600,000  Indiana State Office Building, Revenue Bond, Series B,
            5.25%, 7/1/15, Callable 7/1/03 @ 102*, Insured by:
            AMBAC................................................       586,062

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

 Shares or
 Principal                                                            Market
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 Municipal Bonds, continued:
 Indiana, continued:
 $500,000  South Bend Water Works, Revenue Bond, 4.75%, 1/1/12,
            Callable 1/1/06 @ 101*, Insured by: FSA..............   $   483,375
                                                                    -----------
                                                                      1,553,262
                                                                    -----------
 Louisiana (1.9%):
  500,000  Louisiana Public Facilities Authority, Louisiana Water
            Co. Project, 5.45%, 2/1/13, Callable 8/1/07 @ 100*,
            Insured by: AMBAC....................................       508,670
                                                                    -----------
 Michigan (4.1%):
  550,000  Detroit Sewer Disposal, Revenue Bond, Series A, 5.25%,
            7/1/15, Callable 7/1/05 @ 101*, Insured by: MBIA.....       546,601
  600,000  Michigan State Building Authority, Revenue Bond,
            Series I, 4.75%, 10/15/15, Callable 10/15/09 @ 100*..       558,246
                                                                    -----------
                                                                      1,104,847
                                                                    -----------
 Minnesota (0.7%):
  200,000  Southern Minnesota Municipal Power Agency, Power
            Supply System Revenue, Series B, 5.00%, 1/1/10,
            Callable 1/1/04 @ 102*, Insured by: AMBAC............       201,102
                                                                    -----------
 Nevada (6.7%):
  250,000  Clark County, Series A, Limited GO, 6.00%, 7/1/06,
            Callable 7/1/03 @ 101*...............................       261,175
  500,000  Las Vegas, Downtown Redevelopment Agency, Tax
            Increment Revenue Refunding, 5.40%, 6/1/07, Callable
            6/1/05 @ 101*, Insured by: FSA.......................       515,485
  500,000  Reno, Hospital Revenue, St. Mary's Regional Medical
            Center, 5.25%, 5/15/07, Callable 5/15/03 @ 102*,
            Insured by: MBIA.....................................       509,970
  500,000  Washoe County Airport Authority, Airport Systems
            Improvement Revenue Refunding, Series A, 5.60%,
            7/1/03, Callable 7/1/02 @ 101*, Insured by: MBIA.....       513,615
                                                                    -----------
                                                                      1,800,245
                                                                    -----------
 New York (1.5%):
  400,000  Suffolk County Water Authority, Revenue Bond, Series
            A, 5.00%, 6/1/14, Callable 6/1/07 @ 102*, Insured
            by: AMBAC............................................       394,884
                                                                    -----------
 Ohio (3.8%):
  500,000  Ohio Municipal Electric Generation Agency, 5.38%,
            2/15/13, Callable 2/15/03 @ 102*, Insured by: AMBAC..       505,010
  500,000  Ohio State Water Development Authority, Revenue
            Refunding & Improvement, Pure Water, 5.75%, 12/1/06,
            Callable 12/1/02 @ 102*, Insured by: MBIA............       521,585
                                                                    -----------
                                                                      1,026,595
                                                                    -----------
 Oklahoma (18.1%):
  600,000  Edmond, Oklahoma Public Works Authority, Revenue
            Refunding, 5.00%, 7/1/15, Callable 7/1/08 @ 100*,
            Insured by: MBIA.....................................       581,028
  430,000  Grand River Dam Authority, Revenue Bond, 5.90%,
            11/1/08, Callable 11/2/00 @ 101*, ETM................       447,888
  500,000  Oklahoma City Water Utilities, Revenue Bond, Series A,
            5.00 %, 7/1/16, Callable 7/1/09 @ 100*...............       478,855
  500,000  Oklahoma City, GO, 5.60%, 5/1/10, Callable 5/1/03 @
            100*.................................................       510,115
  500,000  Oklahoma State Housing Finance Agency, Multifamily
            Housing Revenue, Series A4, 5.50%, 11/1/25, Callable
            5/1/05 @ 100*, Mandatory Put 11/1/05, FNMA
            Collateral...........................................       507,970
  500,000  Tulsa Industrial Authority, Hospital Revenue, St.
            John's Medical Center Project, 5.70%, 2/15/04........       518,345
  500,000  Tulsa International Airport, Revenue Refunding, 5.40%,
            6/1/03, Insured by: FGIC.............................       512,260
  540,000  Tulsa Public Facilities Authority, Capital
            Improvement, Series 1988-B, 5.70%, 3/1/05, Callable
            3/1/03 @ 102*........................................       554,407
  200,000  Tulsa Public Facilities Authority, Revenue Bond,
            5.80%, 7/1/01........................................       202,056

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

 Shares or
 Principal                                                            Market
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 Municipal Bonds, continued:
 Oklahoma, continued:
 $500,000  Tulsa Public Facilities Authority, Revenue Refunding,
            Solid Waste, Ogden Martin Systems, 5.65%, 11/1/06,
            Insured by: AMBAC....................................   $   522,145
                                                                    -----------
                                                                      4,835,069
                                                                    -----------
 Pennsylvania (5.0%):
  350,000  Bristol Township School District, GO, Series A, 5.25%,
            2/15/09, Callable 2/15/04 @ 100*, Insured by: MBIA,
            State Aid Withholding................................       355,509
  500,000  Harrisburg, Recovery Facilities Revenue Bond, Series
            A, 5.00%, 9/1/12, Callable 9/1/08 @ 101*, Insured
            by: FSA..............................................       495,110
  500,000  Lackawanna County, GO, Series A, 4.80%, 1/1/13,
            Callable 1/1/09 @ 100*, Insured by: FGIC.............       482,190
                                                                    -----------
                                                                      1,332,809
                                                                    -----------
 South Carolina (1.3%):
  350,000  Georgetown County, Pollution Control Facilities,
            Revenue Refunding, International Paper Co. Project,
            6.25%, 6/15/05, Callable 6/15/02 @ 102*..............       360,882
                                                                    -----------
 South Dakota (2.7%):
  700,000  South Dakota Housing Development Authority,
            Homeownership Mortgage, Series A, 5.70%, 5/1/08,
            Callable 5/1/06 @ 102*...............................       729,203
                                                                    -----------
 Texas (7.4%):
  250,000  Brownsville Utilities System, Revenue Refunding,
            6.25%, 9/1/07, Callable 9/1/02 @ 100*, Insured by:
            MBIA.................................................       257,798
  400,000  Houston Water & Sewer System, Revenue Refunding,
            Series B, 6.10%, 12/1/05, Callable 12/1/02 @ 102*....       419,964
  500,000  Katy Independent School District, GO, Series A, 4.80%,
            2/15/14, Callable 2/15/08 @ 100*.....................       473,205
  500,000  Tarrant County Water Control, Revenue Bond, 4.75%,
            3/1/12, Callable 3/1/03 @ 100*, Insured by: AMBAC....       483,650
  400,000  Tomball Independent School District, GO, 4.75%,
            2/15/16, Callable 2/15/09 @ 100*.....................       367,852
                                                                    -----------
                                                                      2,002,469
                                                                    -----------
 Washington (8.4%):
  400,000  Grays Harbor County Public Utility, Revenue Bond,
            5.13%, 1/1/14, Callable 1/1/07 @ 100*, Insured by:
            AMBAC................................................       396,352
  500,000  Seattle Municipality Sewer, Revenue Bond, Series X,
            5.50%, 1/1/16, Callable 1/1/03 @ 102*, Insured by:
            FGIC.................................................       502,060
  500,000  Tacoma Electric System, Revenue Refunding, 5.70%,
            1/1/03, Insured by: FGIC.............................       513,450
  500,000  Washington State Health Care Facilities, Revenue Bond,
            5.13%, 12/1/12, Callable 12/1/07 @ 101*, Insured
            by: MBIA.............................................       498,835
  350,000  Washington State Health Care Facilities, Revenue Bond,
            5.50%, 11/15/13, Callable 11/15/08 @ 101*, Insured
            by: AMBAC............................................       357,648
                                                                    -----------
                                                                      2,268,345
                                                                    -----------
 West Virginia (1.8%):
  500,000  Pleasants County Pollution Control, Revenue Bond,
            4.70%, 11/1/07.......................................       489,610
                                                                    -----------
  Total Municipal Bonds                                              24,898,317
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Tax-Free Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

 Shares or
 Principal                                                             Market
  Amount                     Security Description                       Value
 --------- -------------------------------------------------------   -----------
 Investment Companies (3.4%):
  925,897  SEI Institutional Tax Free Fund........................   $   925,897
                                                                     -----------
  Total Investment Companies                                             925,897
                                                                     -----------
  Total Investments (Cost $26,439,389)(a)--99.2%                      26,695,128
                                                                     -----------
  Other assets in excess of liabilities--0.8%                            206,829
                                                                     -----------
  Total Net Assets--100.0%                                           $26,901,957
                                                                     ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........... $ 478,764
      Unrealized depreciation...........  (223,025)
                                         ---------
      Net unrealized appreciation....... $ 255,739
                                         =========

* Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC--AMBAC Indemnity Corporation

ETM--Escrowed to Maturity

FGIC--Financial Guaranty Insurance Corporation

FNMA--Federal National Mortgage Association

FSA--Financial Security Assurance

GO--General Obligation Bond

MBIA--Municipal Bond Insurance Association

TCRS--Transferable Custodial Receipts

                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                       Schedule of Portfolio Investments
                                August 31, 2000

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   -----------
 Asset Backed Securities (0.6%):
 $    3,117 AFC Home Equity Loan Trust, Series 1993-2, Class A,
             6.00%, 1/20/13......................................   $     3,029
     62,281 CoreStates Home Equity Trust, Series 1993-2, Class A,
             5.10%, 3/15/09......................................        61,832
    107,484 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3, 6.81%, 6/25/11..................................       106,869
     23,968 First Plus Home Loan Trust, Series 1997-2, Class A7,
             7.54%, 4/10/23......................................        23,972
    144,082 Nomura Asset Securities Corp., Series 1995-2, Class
             2M, 7.12%, 1/25/26..................................       142,699
     20,955 The Money Store Home Equity Trust, Series 1992-B,
             Class A, 6.90%, 7/15/07.............................        20,753
      7,787 UCFC Home Equity Loan, Series 1993-D1, Class A1,
             5.45%, 7/10/13......................................         7,673
                                                                    -----------
  Total Asset Backed Securities                                         366,827
                                                                    -----------
 Collateralized Mortgage Obligations (83.2%):
  2,071,615 BA Mortgage Securities, Inc., Series 1998-4, Class
             2A3, 6.50%, 8/25/13.................................     1,952,289
     32,249 Bear Stearns Mortgage Securities, Inc., Series 1993-
             4, Class A10, 7.10%, 4/25/24........................        32,034
    552,683 Bear Stearns Mortgage Securities, Inc., Series 1993-
             10, Class A9, 7.20%, 7/25/24........................       524,358
      6,234 Chase Mortgage Finance Corp., Series 1992-L2, Class
             2A10, 7.50%, 4/25/20................................         6,204
     62,609 Chase Mortgage Finance Corp., Series 1992-K, Class
             A5, 7.50%, 10/25/24.................................        62,088
     75,041 Chase Mortgage Finance Corp., Series 1993-N, Class
             A5, 6.75%, 11/25/24.................................        73,858
     40,204 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A9, 7.50%, 11/25/25................................        40,017
     54,399 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A8, 8.63%, 11/25/25................................        54,214

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   67,669 CMC Securities Corp., Series 1994-H1, Class 30A3,
             8.25%, 10/25/24......................................  $    68,049
     43,906 Collateralized Mortgage Obligation Trust, Series 54,
             Class C, 9.25%, 11/1/13..............................       44,537
    397,914 Collateralized Mortgage Obligation Trust, Series 34,
             Class D, 6.00%, 10/1/17..............................      393,177
     39,734 Countrywide Funding Corp., Series 1994-10, Class A5,
             6.00%, 5/25/09.......................................       39,430
    106,856 Countrywide Funding Corp., Series 1994-13, Class A8,
             6.50%, 6/25/09.......................................      105,327
    358,000 Countrywide Funding Corp., Series 1994-9, Class A7,
             6.50%, 5/25/24.......................................      348,434
    106,000 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24.......................................      106,453
     96,000 Countrywide Funding Corp., Series 1994-19, Class A6,
             8.50%, 12/25/24......................................       97,004
     52,000 Countrywide Funding Corp., Series 1995-4, Class A6,
             7.50%, 9/25/25.......................................       51,855
    959,000 Countrywide Home Loan, Series 1997-1, Class A4,
             7.40%, 3/25/27.......................................      954,204
    143,000 Countrywide Home Loan, Series 1997-1, Class A8,
             7.50%, 3/25/27.......................................      142,508
  1,072,798 Countrywide Home Loan, Series 1998-2, Class A1,
             6.50%, 3/25/28.......................................    1,049,689
    273,291 Countrywide Home Loan, Series 1998-13, Class A1,
             6.75%, 8/25/28.......................................      267,683
     80,000 Countrywide Mortgage Backed Securities, Inc.,
             Series 1993-E, Class A6, 6.50%, 1/25/24..............       76,602
    213,159 Countrywide Mortgage Backed Securities, Inc.,
             Series 1994-G, Class A3, 6.50%, 4/25/24..............      211,496

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  727,004 Countrywide Mortgage Trust, Series 1993-1, Class A7,
             7.55%, 4/25/23.......................................  $   722,177
     22,000 Fannie Mae,
             Series 1992-41, Class G, 8.00%, 3/25/05..............       22,141
     31,000 Fannie Mae,
             Series G92-44, Class H, 8.00%, 11/25/06..............       31,111
     25,792 Fannie Mae,
             Series 1992-47, Class J, 8.00%, 2/25/07..............       26,015
     65,000 Fannie Mae,
             Series 1993-211, Class PG, 6.00%, 3/25/07............       64,187
    185,000 Fannie Mae,
             Series 1992-196, Class J, 6.00%, 11/25/07............      177,776
     20,493 Fannie Mae,
             Series 1992-203, Class K, 6.50%, 11/25/07............       20,236
     25,000 Fannie Mae,
             Series G92-44, Class HA, 8.00%, 1/25/08..............       25,215
     49,826 Fannie Mae,
             Series G93-11, Class H, 6.00%, 12/25/08..............       49,159
    100,000 Fannie Mae,
             Series 1992-124, Class D, 7.00%, 4/25/10.............       97,544
     11,120 Fannie Mae,
             Series 1992-38, Class L, 6.50%, 11/25/16.............       11,065
      2,343 Fannie Mae,
             Series 1993-202, Class EA, 5.50%, 12/25/16...........        2,332
     60,000 Fannie Mae,
             Series 1997-24, Class PD, 6.75%, 7/18/17.............       59,690
     21,135 Fannie Mae,
             Series 1994-36, Class CB, 5.88%, 3/25/18.............       20,973
        638 Fannie Mae,
             Series 1988-26, Class C, 7.50%, 7/25/18..............          634

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   92,102 Fannie Mae,
             Series 1992-58, Class J, 6.50%, 12/25/18..............  $    91,530
     40,716 Fannie Mae,
             Series 1992-202, Class G, 7.50%, 12/25/18.............       40,614
     13,040 Fannie Mae,
             Series 1992-148, Class B, 7.00%, 4/25/19..............       12,968
    146,139 Fannie Mae,
             Series 1991-141, Class PH, 7.50%, 4/25/19.............      145,868
      3,582 Fannie Mae,
             Series 1992-159, Class PH, 6.50%, 6/25/19.............        3,553
      2,262 Fannie Mae,
             Series G93-19, Class K, 6.50%, 6/25/19................        2,251
    356,732 Fannie Mae,
             Series 1993-144, Class C, 7.00%, 7/25/19..............      354,859
     75,529 Fannie Mae,
             Series 1991-132, Class G, 7.50%, 8/25/19..............       75,365
    103,000 Fannie Mae,
             Series 1992-58, Class L, 6.00%, 9/25/19...............      100,587
    165,000 Fannie Mae,
             Series 1992-188, Class PJ, 7.50%, 10/25/19............      163,543
    141,104 Fannie Mae,
             Series 1992-198, Class J, 6.50%, 12/25/19.............      139,426
      4,738 Fannie Mae,
             Series 1993-2, Class PG, 7.00%, 2/25/20...............        4,711
    263,388 Fannie Mae,
             Series 1992-161, Class D, 7.00%, 3/25/20..............      261,719
     19,422 Fannie Mae,
             Series 1994-83, Class B, 7.50%, 3/25/20...............       19,336
      1,962 Fannie Mae,
             Series 1993-74, Class B, 6.50%, 4/25/20...............        1,951

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   51,879 Fannie Mae,
             Series G92-15, Class G, 7.00%, 4/25/20................  $    51,568
    164,871 Fannie Mae,
             Series 1992-41, Class PU, 8.00%, 5/25/20..............      164,419
     14,823 Fannie Mae,
             Series 1992-15, Class H, 6.75%, 6/25/20...............       14,748
      3,064 Fannie Mae,
             Series 1992-34, Class E, 7.00%, 7/25/20...............        3,050
     14,050 Fannie Mae,
             Series 1992-147, Class PL, 7.25%, 7/25/20.............       13,959
     11,162 Fannie Mae,
             Series 1996-49, Class BA, 7.00%, 8/25/20..............       11,111
     82,320 Fannie Mae,
             Series 1992-185, Class G, 7.15%, 8/25/20..............       81,847
     71,578 Fannie Mae,
             Series 1991-176, Class PJ, 7.00%, 10/25/20............       71,132
    141,754 Fannie Mae,
             Series 1991-14, Class H, 7.00%, 10/25/20..............      140,657
      5,904 Fannie Mae,
             Series 1992-103, Class JA, 7.50%, 11/25/20............        5,885
      1,138 Fannie Mae,
             Series 1991-147, Class K, 7.00%, 1/25/21..............        1,133
    169,710 Fannie Mae,
             Series 1992-27, Class PM, 7.00%, 1/25/21..............      168,775
     20,000 Fannie Mae,
             Series 1993-29, Class D, 7.00%, 2/25/21...............       19,516
     50,000 Fannie Mae,
             Series 1991-176, Class PK, 7.00%, 2/25/21.............       49,460
    304,750 Fannie Mae,
             Series 1992-135, Class J, 7.50%, 2/25/21..............      304,339

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   27,172 Fannie Mae,
             Series 1992-83, Class G, 7.00%, 3/25/21...............  $    27,015
    361,106 Fannie Mae,
             Series 693-3, Class H, 7.00%, 3/25/21.................      358,470
     44,000 Fannie Mae,
             Series 1993-2, Class PH, 7.35%, 3/25/21...............       43,924
     15,241 Fannie Mae,
             Series G92-8, Class K, 7.50%, 3/25/21.................       15,141
    106,058 Fannie Mae,
             Series G92-11, Class J, 7.00%, 4/25/21................      105,488
    164,000 Fannie Mae,
             Series 1992-15, Class J, 7.00%, 4/25/21...............      162,126
     20,212 Fannie Mae,
             Series 1992-79, Class K, 7.50%, 4/25/21...............       20,102
        932 Fannie Mae,
             Series 1991-142, Class PK, 8.00%, 4/25/21.............          928
     25,012 Fannie Mae,
             Series 1993-16, Class D, 7.50%, 5/25/21...............       24,839
     23,769 Fannie Mae,
             Series 1991-148, Class K, 7.50%, 5/25/21..............       23,680
     91,089 Fannie Mae,
             Series 1992-131, Class H, 7.50%, 6/25/21..............       90,680
    211,000 Fannie Mae,
             Series 1992-34, Class GA, 8.00%, 6/25/21..............      212,250
      4,880 Fannie Mae,
             Series 1992-123, Class D, 7.50%, 8/25/21..............        4,864
     20,836 Fannie Mae,
             Series 1991-108, Class J, 7.00%, 9/25/21..............       20,479
    149,635 Fannie Mae,
             Series 1992-117, Class L, 7.50%, 9/25/21..............      149,414

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   44,010 Fannie Mae,
             Series 1992-117, Class LA, 8.00%, 9/25/21.............  $    44,137
    102,000 Fannie Mae,
             Series 1992-161, Class G, 7.50%, 11/25/21.............      101,307
     63,386 Fannie Mae,
             Series 1992-49, Class KA, 8.00%, 11/25/21.............       63,720
    125,846 Fannie Mae,
             Series 1992-11, Class E, 8.00%, 12/25/21..............      127,616
     40,000 Fannie Mae,
             Series 1993-9, Class PH, 7.00%, 1/25/22...............       39,538
    211,000 Fannie Mae,
             Series 1992-34, Class G, 8.00%, 3/25/22...............      212,909
     69,825 Fannie Mae,
             Series 1992-82, Class E, 7.00%, 4/25/22...............       68,927
      5,128 Fannie Mae,
             Series 1996-51, Class AJ, 7.00%, 6/18/22..............        5,107
     42,351 Fannie Mae,
             Series 1993-225, Class UC, 6.25%, 9/25/22.............       41,539
    171,988 Fannie Mae,
             Series 1992-172, Class K, 7.00%, 9/25/22..............      169,195
     73,629 Fannie Mae,
             Series 1995-23, Class M, 6.50%, 10/25/22..............       73,183
    106,055 Fannie Mae,
             Series G92-61, Class G, 7.00%, 10/25/22...............      104,913
     30,876 Fannie Mae,
             Series 1994-23, Class A, 6.00%, 12/25/22..............       30,623
    106,212 Fannie Mae,
             Series 1993-225, Class NB, 6.50%, 12/25/22............      103,655
     24,055 Fannie Mae,
             Series 1993-27, Class A, 5.50%, 2/25/23...............       23,631

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $      579 Fannie Mae,
             Series 1993-41, Class J, 6.00%, 3/25/23...............  $       548
      1,178 Fannie Mae,
             Series 1993-2251, Class A, 6.50%, 3/25/23.............        1,171
     35,460 Fannie Mae,
             Series 1994-23, Class G, 6.00%, 5/25/23...............       35,166
     17,634 Fannie Mae,
             Series 1993-155, Class LA, 6.50%, 5/25/23.............       16,948
    184,265 Fannie Mae,
             Series 1993-252, Class M, 6.50%, 5/25/23..............      179,776
    298,133 Fannie Mae,
             Series 1994-89, Class C, 8.00%, 6/25/23...............      299,591
      9,019 Fannie Mae,
             Series 1994-38, Class A, 7.00%, 7/25/23...............        8,905
      1,350 Fannie Mae,
             Series 1993-147, Class N, 7.00%, 8/25/23..............        1,322
      7,595 Fannie Mae,
             Series 1994-75, Class M, 7.00%, 10/25/23..............        7,446
  2,500,000 Fannie Mae,
             Series 1997-60, Class PD, 6.50%, 1/18/24..............    2,405,974
    121,920 Fannie Mae,
             Series 1994-62, Class H, 7.00%, 3/25/24...............      118,217
      5,054 Fannie Mae,
             Series 1994-42, Class L, 6.50%, 4/25/24...............        4,923
     97,070 Fannie Mae,
             Series 1997-12, Class G, 7.00%, 7/18/24...............       95,958
     10,000 Fannie Mae,
             Series 1997-27, Class BL, 7.00%, 9/18/24..............        9,947
     67,000 Fannie Mae,
             Series 1996-46, Class H, 7.25%, 9/25/24...............       66,537

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   38,805 Fannie Mae,
             Series 1997-55, Class A, 7.00%, 3/18/26..............  $    38,314
    831,715 Fannie Mae,
             Series 1998-24, Class J, 6.50%, 5/18/28..............      807,778
     16,689 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA8, 10.00%, 7/25/27.....................       16,849
      2,057 Freddie Mac,
             Series 1301, Class EA, 7.00%, 8/15/05................        2,050
      4,559 Freddie Mac,
             Series 1317, Class G, 7.00%, 5/15/06.................        4,547
      2,938 Freddie Mac,
             Series 1215, Class G, 6.75%, 6/15/06.................        2,927
      1,134 Freddie Mac,
             Series 1561, Class D, 6.00%, 8/15/06.................        1,130
      1,086 Freddie Mac,
             Series 1229, Class I, 7.00%, 8/15/06.................        1,083
     66,504 Freddie Mac,
             Series 1203, Class H, 6.00%, 1/15/07.................       65,219
        225 Freddie Mac,
             Series 1575, Class PE, 6.00%, 3/15/07................          224
     29,793 Freddie Mac,
             Series 1475, Class O, 7.00%, 2/15/08.................       28,720
    146,488 Freddie Mac,
             Series 1679, Class H, 6.00%, 11/15/08................      143,317
     86,008 Freddie Mac,
             Series 1667, Class C, 6.00%, 1/15/09.................       84,404
     25,712 Freddie Mac,
             Series 35, Class PE, 7.25%, 6/17/18..................       25,658
      4,237 Freddie Mac,
             Series 1518, Class C, 7.00%, 3/15/19.................        4,224

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  111,728 Freddie Mac,
             Series 1552, Class F,
             6.00%, 6/15/19........................................  $   110,279
     75,000 Freddie Mac,
             Series 1656, Class B,
             6.25%, 1/15/20........................................       73,854
     51,788 Freddie Mac,
             Series 1499, Class B,
             6.75%, 2/15/20........................................       51,341
      6,870 Freddie Mac,
             Series 1343, Class J,
             7.50%, 7/15/20........................................        6,851
     13,958 Freddie Mac,
             Series 1288, Class H,
             7.00%, 11/15/20.......................................       13,913
     52,640 Freddie Mac,
             Series 1383, Class DB, 7.50%, 11/15/20................       52,578
     38,659 Freddie Mac,
             Series 1210, Class H,
             6.75%, 12/15/20.......................................       38,264
     60,000 Freddie Mac,
             Series 1035, Class F,
             7.00%, 12/15/20.......................................       59,550
     18,556 Freddie Mac,
             Series 1186, Class H,
             7.50%, 12/15/20.......................................       18,538
     87,173 Freddie Mac,
             Series 1207, Class K,
             6.75%, 1/15/21........................................       86,629
    162,314 Freddie Mac,
             Series 114, Class H,
             6.95%, 1/15/21........................................      159,340
     24,010 Freddie Mac,
             Series 1177, Class I,
             6.95%, 1/15/21........................................       23,937
    308,183 Freddie Mac,
             Series 1228, Class G,
             7.00%, 1/15/21........................................      306,922
     73,407 Freddie Mac,
             Series 1069, Class I,
             6.95%, 2/15/21........................................       73,093
     46,640 Freddie Mac,
             Series 115, Class I,
             7.00%, 2/15/21........................................       46,092

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   98,855 Freddie Mac,
             Series 1289, Class PL,
             7.50%, 2/15/21........................................  $    98,811
     42,624 Freddie Mac,
             Series 1646, Class MA,
             6.50%, 3/15/21........................................       42,098
     47,928 Freddie Mac,
             Series 1406, Class G, 6.75%, 3/15/21..................       47,536
    163,057 Freddie Mac,
             Series 1206, Class H, 7.00%, 3/15/21..................      162,166
     42,262 Freddie Mac,
             Series 1394, Class GB, 7.00%, 3/15/21.................       41,979
    156,945 Freddie Mac,
             Series 1350, Class H, 7.50%, 3/15/21..................      157,297
      8,979 Freddie Mac,
             Series 1311, Class I, 7.50%, 3/15/21..................        8,954
     68,199 Freddie Mac,
             Series 139, Class G, 7.00%, 4/15/21...................       67,064
     21,404 Freddie Mac,
             Series 1303, Class K, 8.00%, 4/15/21..................       21,329
    188,674 Freddie Mac,
             Series 1370, Class H, 7.00%, 5/15/21..................      187,771
    104,282 Freddie Mac,
             Series 1351, Class TD, 7.00%, 5/15/21.................      103,870
    180,698 Freddie Mac,
             Series 1418, Class C, 7.50%, 5/15/21..................      180,730
    136,155 Freddie Mac,
             Series 1302, Class PJ, 8.00%, 5/15/21.................      137,073
     94,121 Freddie Mac,
             Series 1265, Class J, 7.00%, 6/15/21..................       93,728
     27,025 Freddie Mac,
             Series 1714, Class LD, 7.00%, 6/15/21.................       26,640

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $    4,372 Freddie Mac,
             Series 1237, Class I, 8.00%, 6/15/21..................  $     4,380
     86,973 Freddie Mac,
             Series 1702-B, Class L, 7.00%, 7/15/21................       85,066
     79,515 Freddie Mac,
             Series 1358, Class I, 7.00%, 7/15/21..................       79,146
     56,363 Freddie Mac,
             Series 1255, Class G, 7.50%, 7/15/21..................       56,410
    129,000 Freddie Mac,
             Series 1212, Class H, 8.00%, 8/15/21..................      130,774
     69,803 Freddie Mac,
             Series 1241, Class J, 7.00%, 9/15/21..................       69,537
     79,000 Freddie Mac,
             Series 1674, Class B, 6.05%, 10/15/21.................       75,514
    120,604 Freddie Mac,
             Series 1397, Class D, 7.00%, 10/15/21.................      120,165
     12,232 Freddie Mac,
             Series 1638, Class J, 6.50%, 11/15/21.................       12,119
    322,000 Freddie Mac,
             Series 1173, Class E, 6.50%, 11/15/21.................      309,911
     72,951 Freddie Mac,
             Series 1315, Class I, 7.00%, 11/15/21.................       72,484
    172,478 Freddie Mac,
             Series 1163, Class JA, 7.00%, 11/15/21................      168,920
    138,000 Freddie Mac,
             Series 1355, Class K, 7.30%, 11/15/21.................      137,704
     89,419 Freddie Mac,
             Series 53, Class C,
             7.50%, 1/20/22........................................       89,092
     15,667 Freddie Mac,
             Series 1890, Class K,
             7.00%, 3/15/22........................................       15,603

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  111,000 Freddie Mac,
             Series 1217, Class I,
             7.00%, 3/15/22........................................  $   107,440
    238,082 Freddie Mac,
             Series 1384, Class C, 7.00%, 7/15/22..................      234,471
    164,000 Freddie Mac,
             Series 1312, Class I, 8.00%, 7/15/22..................      165,635
      4,234 Freddie Mac,
             Series 1653, Class B, 6.00%, 8/15/22..................        4,176
        938 Freddie Mac,
             Series 1574, Class L, 6.50%, 9/15/22..................          929
     27,547 Freddie Mac,
             Series 1474, Class C, 7.00%, 10/15/22.................       27,447
     99,000 Freddie Mac,
             Series 1411, Class O, 7.00%, 11/15/22.................       92,993
    145,291 Freddie Mac,
             Series 1486, Class C, 7.00%, 11/15/22.................      143,310
     41,625 Freddie Mac,
             Series 1905, Class B, 7.00%, 12/15/22.................       41,424
     79,966 Freddie Mac,
             Series 1648, Class JA, 6.00%, 1/15/23.................       78,653
     10,091 Freddie Mac,
             Series 1543, Class XU, 7.00%, 5/15/23.................        9,794
     42,206 Freddie Mac,
             Series 1749, Class C, 8.00%, 6/15/23..................       42,119
    127,000 Freddie Mac,
             Series 1543, Class XV, 7.00%, 7/15/23.................      121,703
     22,029 Freddie Mac,
             Series 1869, Class TD, 7.50%, 7/15/23.................       21,961
     48,759 Freddie Mac,
             Series 1652, Class L, 7.00%, 1/15/24..................       48,089

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   74,000 Freddie Mac,
             Series 1931, Class J, 7.50%, 2/15/24..................  $    74,371
    377,312 Freddie Mac,
             Series 1853, Class B, 7.50%, 4/15/24..................      377,791
     18,166 Freddie Mac,
             Series 1729, Class M, 7.50%, 5/15/24..................       17,823
    117,000 Freddie Mac,
             Series 1881, Class H, 7.50%, 5/15/24..................      117,086
     26,765 Freddie Mac,
             Series 1935, Class CA, 7.50%, 9/15/24.................       26,724
     63,325 Freddie Mac,
             Series 1935, Class JC, 7.00%, 12/15/24................       62,892
    110,000 Freddie Mac,
             Series 1932, Class B, 7.00%, 6/15/25..................      108,884
    276,000 Freddie Mac,
             Series 1983, Class U, 7.00%, 11/17/25.................      268,849
    249,184 Freddie Mac,
             Series 2152, Class AC, 7.50%, 1/15/26.................      251,381
    720,533 Freddie Mac,
             Series 2136, Class AJ, 6.50%, 7/15/26.................      677,169
     78,000 Freddie Mac,
             Series 53, Class A,
             7.13%, 7/20/26........................................       75,977
    187,251 General Electric Capital Mortgage Services, Inc.,
             Series 1996-5, Class A3, 7.35%, 3/25/11...............      186,789
     49,167 General Electric Capital Mortgage Services Inc.,
             Series 1993-12, Class A2, 6.50%, 10/25/23.............       47,689
     46,400 General Electric Capital Mortgage Services, Inc.,
             Series 1193-12, Class A3, 6.50%, 10/25/23.............       45,805

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $    6,975 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4, 7.75%, 8/25/24..............  $     6,973
    414,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A6, 6.50%, 11/25/24.............      396,003
    891,982 General Electric Capital Mortgage Services, Inc.,
             Series 1996-11, Class A3, 7.50%, 7/25/26..............      888,012
  1,326,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12, 7.50%, 4/25/27..............    1,321,663
    297,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27..............      296,002
     83,136 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A3, 7.50%, 6/25/27...............       82,850
    750,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-W, Class A5, 6.75%, 10/25/27..............      743,033
     61,539 General Electric Capital Mortgage Services, Inc.,
             Series 1997-9, Class 2A4, 7.00%, 10/25/27.............       61,112
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-12, Class A3, 7.00%, 12/25/27.............      988,999
  1,800,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11, 6.75%, 6/25/28..............    1,670,993
     37,026 Government National Mortgage Assoc.,
             Series 1996-22, Class B, 7.00%, 8/16/17...............       36,891

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   58,468 Government National Mortgage Assoc.,
             Series 1996-26, Class B, 7.00%, 12/16/20.............  $    58,246
      8,733 Government National Mortgage Assoc.,
             Series 1995, Class C, 7.35%, 7/20/21.................        8,717
     40,039 Government National Mortgage Assoc.,
             Series 1996-15, Class 0, 7.00%, 11/20/21.............       39,855
    330,000 Government National Mortgage Assoc.,
             Series 1995-8, Class GA, 7.00%, 12/20/22.............      324,888
    287,000 Government National Mortgage Assoc.,
             Series 1995-8, Class G, 7.00%, 12/20/22..............      281,698
    339,542 Government National Mortgage Assoc.,
             Series 1996-15, Class CA, 7.50%, 1/20/24.............      340,516
    466,000 Government National Mortgage Assoc.,
             Series 1997-6, Class B, 7.50%, 5/20/24...............      466,236
     64,599 Government National Mortgage Assoc.,
             Series 1997-4, Class B, 7.00%, 8/20/26...............       62,398
    215,500 Headlands Mortgage Securities, Inc., Series 1997-5,
             Class A1, 6.75%, 11/25/27............................      211,192
    212,471 Housing Securities, Inc.,
             Series 1992-B, Class 5, 8.50%, 3/25/22...............      211,439
    627,907 Independent National Mortgage Corp.,
             Series 1994-L, Class A6, 8.00%, 8/25/24..............      632,981
    489,000 Independent National Mortgage Corp.,
             Series 1994-O, Class A5, 8.50%, 9/25/24..............      495,622

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   38,248 Independent National Mortgage Corp.,
             Series 1994-N, Class A7, 8.25%, 10/25/24..............  $    38,135
    155,774 Independent National Mortgage Corp.,
             Series 1994-T, Class A3, 8.13%, 11/25/24..............      156,414
    189,698 Independent National Mortgage Corp.,
             Series 1994-T, Class A5, 8.38%, 11/25/24..............      191,003
    368,811 Independent National Mortgage Corp.,
             Series 1994-U, Class A4, 8.38%, 12/25/24..............      369,615
     50,428 Independent National Mortgage Corp.,
             Series 1994-U, Class A6, 8.63%, 12/25/24..............       50,616
     52,000 Independent National Mortgage Corp.,
             Series 1995-A, Class A6, 8.65%, 3/25/25...............       52,540
     76,806 Independent National Mortgage Corp.,
             Series 1995-A, Class A4, 8.75%, 3/25/25...............       76,420
    249,000 Independent National Mortgage Corp.,
             Series 1995-A, Class A5, 8.75%, 3/25/25...............      251,878
     62,435 Independent National Mortgage Corp.,
             Series 1995-H, Class A12, 8.00%, 6/25/25..............       62,121
     90,135 Independent National Mortgage Corp.,
             Series 1995-M, Class A2, 7.50%, 9/25/25...............       89,795
    401,439 Independent National Mortgage Corp.,
             Series 1995-N, Class A4, 7.50%, 10/25/25..............      400,207

   Shares
     or
 Principal                                                              Market
   Amount                     Security Description                       Value
 ---------- -------------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $  299,000 Independent National Mortgage Corp.,
             Series 1995-W, Class A6, 7.13%, 2/25/26...............   $   296,698
    213,000 Independent National Mortgage Corp.,
             Series 1995-V, Class A10, 7.13%, 2/25/26..............       211,807
    194,000 Independent National Mortgage Corp.,
             Series 1995-W, Class A5, 7.13%, 2/25/26...............       192,830
    269,000 Independent National Mortgage Corp.,
             Series 1996-D, Class A6, 7.00%, 5/25/26...............       262,216
     28,893 Investors Government National Mortgage Association,
             Mortgage Backed Securities Trust, Inc., Series 1984-2,
             Class E, 7.88%, 4/25/08...............................        28,985
    293,000 Norwest Asset Securities Corp., Series 1996-3, Class
             A8, 7.25%, 9/25/26....................................       290,360
    393,432 Norwest Asset Securities Corp., Series 1996-4, Class
             A3, 7.75%, 9/25/26....................................       393,338
     55,000 Norwest Asset Securities Corp., Series 1997-4, Class
             A8, 7.50%, 3/25/27....................................        54,572
    130,000 PNC Mortgage Securities Corp., Series 1996-1, Class A9,
             7.75%, 6/25/26........................................       128,569
     83,750 PNC Mortgage Securities Corp., Series 1996-3, Class A3,
             7.25%, 12/25/26.......................................        83,290
     61,097 Prudential Home Mortgage Securities,
             Series 1993-29, Class A6, 6.75%, 8/25/08..............        60,786
    268,173 Prudential Home Mortgage Securities,
             Series 1992-29, Class A9, 8.00%, 10/25/22.............       268,974

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  323,739 Prudential Home Mortgage Securities,
             Series 1992-47, Class A10, 8.00%, 1/25/23............  $   323,574
     94,373 Prudential Home Mortgage Securities,
             Series 1992-51, Class A10, 7.75%, 2/25/23............       94,025
    419,118 Prudential Home Mortgage Securities,
             Series 1993-62, Class A6, 6.50%, 7/25/23.............      411,201
     65,572 Prudential Home Mortgage Securities,
             Series 1993-38, Class A3, 6.15%, 9/25/23.............       64,287
    250,000 Prudential Home Mortgage Securities,
             Series 1994-2, Class A8, 6.75%, 2/25/24..............      243,213
      7,161 Prudential Home Mortgage Securities,
             Series 1994-15, Class A2, 6.00%, 5/25/24.............        7,125
    217,591 Prudential Home Mortgage Securities,
             Series 1994-15, Class A5, 6.80%, 5/25/24.............      213,326
    254,707 Prudential Home Mortgage Securities,
             Series 1996-5, Class A2, 7.25%, 4/25/26..............      253,643
    216,761 Residential Accredit Loans, Inc., Series 1998-QS16,
             Class A1, 6.50%, 11/25/13............................      209,064
  1,085,000 Residential Accredit Loans, Inc., Series 1998-QS9,
             Class A3, 6.75%, 7/25/28.............................    1,072,012
    330,000 Residential Accredit Loans, Inc., Series 1998-QS7,
             Class CB2, 6.75%, 7/25/28............................      312,767
      6,767 Residential Asset Securitization Trust,
             Series 1997-A1, Class A1, 7.00%, 3/25/27.............        6,730

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $      352 Residential Asset Securitization Trust,
             Series 1997-A3, Class A7, 10.00%, 5/25/27.............  $       352
     14,479 Residential Asset Securitization Trust,
             Series 1998-A1, Class A5, 6.75%, 3/25/28..............       14,385
  1,600,000 Residential Asset Securitization Trust,
             Series 1998-A5, Class A5, 6.75%, 6/25/28..............    1,528,458
    246,042 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S43, Class A10, 8.00%, 12/25/22...........      245,449
     45,222 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S2, Class A5, 8.00%, 1/25/23..............       45,426
     47,011 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S26, Class A8, 7.50%, 7/25/23.............       46,799
    242,218 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23.............      239,062
     25,397 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S40, Class A5, 6.20%, 11/25/23............       25,218
    213,417 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A7, 7.50%, 9/25/25.............      212,800
    593,543 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S9, Class A10, 7.25%, 4/25/26.............      574,193
    165,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A9, 7.50%, 5/25/26.............      164,462

                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                                                             Market
   Amount                     Security Description                      Value
 ---------- -------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  102,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A10, 7.50%, 5/25/26............  $   101,215
    212,730 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A11, 7.75%, 6/25/26............      211,866
    137,329 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A12, 7.60%, 7/25/26............      136,708
    837,806 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A10, 8.00%, 7/25/26............      840,051
    330,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S7, Class A3, 7.50%, 5/25/27..............      327,898
    175,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S8, Class A9, 7.50%, 6/25/27..............      172,629
    175,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S9, Class A20, 7.50%, 7/25/27.............      175,194
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27............      480,015
  1,490,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2, 7.25%, 9/25/27.............    1,482,117
  1,728,173 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S10, Class A8, 6.75%, 4/25/28.............    1,702,993
     93,000 Securitized Asset Sales, Inc.,
             Series 1995-A, Class A6, 8.13%, 3/25/24...............       94,187
    201,000 Structured Mortgage Asset Residential Trust,
             Series 1993-4, Class AE, 7.50%, 2/25/23...............      200,349

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                       Value
 ---------- ------------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $   19,000 Structured Mortgage Asset Residential Trust,
             Series 1992-12B, Class G, 7.60%, 1/25/24.............   $    18,771
    164,037 Vendee Mortgage Trust,
             Series 1992-1, Class 2E, 7.75%, 3/15/16..............       163,712
    359,000 Vendee Mortgage Trust,
             Series 1992-1, Class 2F, 7.75%, 7/15/17..............       360,203
                                                                     -----------
  Total Collateralized Mortgage Obligations                           51,317,311
                                                                     -----------
 Corporate Bonds (2.5%):
 Beverages (0.1%):
     50,000 Coca-Cola Enterprises, Inc., 6.38%, 8/1/01............        49,625
                                                                     -----------
 Brokerage Services (1.1%):
    500,000 Morgan Stanley Dean Witter & Co., 5.75%, 2/15/01......       497,499
    250,000 Salomon Smith Barney Holdings, Inc.,
             5.88%, 2/1/01........................................       248,750
                                                                     -----------
                                                                         746,249
                                                                     -----------
 Entertainment (0.1%):
     50,000 Sony Corp., 6.13%, 3/4/03.............................        49,063
                                                                     -----------
 Financial Services (1.0%):
    500,000 Ford Motor Credit Corp., 5.75%, 1/25/01...............       497,500
     50,000 Mellon Financial Co.,
             6.00%, 3/1/04........................................        48,125
     50,000 Norwest Financial, Inc., 7.75%, 8/15/01...............        50,313
                                                                     -----------
                                                                         595,938
                                                                     -----------
 Telecommunications (0.2%):
     50,000 Southwestern Bell Telephone, 6.38%, 4/1/01............        49,813
     50,000 U.S. West Communications, Inc., 6.38%, 10/15/02.......        49,125
                                                                     -----------
                                                                          98,938
                                                                     -----------
  Total Corporate Bonds                                                1,539,813
                                                                     -----------


                                   Continued

AMERICAN PERFORMANCE FUNDS
Short-Term Income Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                                                             Market
   Amount                    Security Description                       Value
 ---------- ------------------------------------------------------   -----------
 U.S. Government Agencies (4.1%):
 Freddie Mac (1.2%):
 $  774,322 6.50%, 12/1/11, Gold Pool #E20275.....................   $   760,725
                                                                     -----------
 Government National Mortgage Assoc. (2.9%):
      1,064 8.00%, 2/15/01, Pool #292.............................         1,083
      5,897 8.00%, 3/15/01, Pool #365.............................         6,000
        812 8.00%, 4/15/01, Pool #148.............................           827
     14,977 7.25%, 10/15/03, Pool #2439...........................        14,972
     11,657 8.00%, 3/15/04, Pool #2387............................        11,927
     30,486 8.00%, 5/15/04, Pool #3229............................        31,200
     19,877 8.00%, 5/15/04, Pool #3236............................        20,343
     30,979 7.25%, 2/15/05, Pool #5504............................        30,989
     36,386 7.25%, 2/15/05, Pool #5719............................        36,408
     13,625 7.25%, 3/15/05, Pool #6229............................        13,633
     50,367 7.25%, 4/15/05, Pool #6423............................        50,414
     29,113 8.00%, 5/15/05, Pool #5844............................        29,805
     68,325 8.00%, 8/15/05, Pool #6711............................        69,948
     44,537 7.25%, 11/15/05, Pool #8572...........................        44,579
     19,190 7.25%, 12/15/05, Pool #9024...........................        19,208
     36,879 7.25%, 12/15/05, Pool #9018...........................        36,914
     53,993 7.25%, 12/15/05, Pool #8958...........................        54,043
     32,568 7.25%, 12/15/05, Pool #9546...........................        32,599
     38,820 7.25%, 1/15/06, Pool #9377............................        38,856
     11,802 7.25%, 1/15/06, Pool #9399............................        11,813
     33,692 8.00%, 2/15/06, Pool #9208............................        34,492
     65,435 8.00%, 8/15/06, Pool #11277...........................        66,990
     19,551 8.00%, 9/15/06, Pool #11926...........................        20,015
     40,374 8.00%, 10/15/06, Pool #11931..........................        41,333
     61,139 8.00%, 10/15/06, Pool #13014..........................        62,591
     40,202 8.00%, 10/15/06, Pool #12265..........................        41,157
     65,332 8.00%, 11/15/06, Pool #13173..........................        66,883
     44,948 8.00%, 11/15/06, Pool #13379..........................        46,016
     55,344 8.00%, 2/15/07, Pool #15008...........................        56,659
     42,156 8.00%, 8/15/07, Pool #18730...........................        43,157
    114,244 8.00%, 8/15/07, Pool #19641...........................       116,957

   Shares
     or
 Principal                                                            Market
   Amount                    Security Description                      Value
 ---------- -----------------------------------------------------   -----------
 U.S. Government Agencies, continued:
 Government National Mortgage Assoc., continued:
 $   25,979 8.00%, 9/15/07, Pool #19103..........................   $    26,596
     79,029 8.00%, 11/15/07, Pool #20059.........................        80,906
     32,990 8.00%, 11/15/07, Pool #21277.........................        33,773
     26,370 8.00%, 12/15/07, Pool #20866.........................        26,996
     22,712 8.00%, 12/15/07, Pool #20455.........................        23,252
     63,316 8.00%, 12/15/07, Pool #14999.........................        64,820
     16,746 8.00%, 2/15/08, Pool #22610..........................        17,144
     97,993 8.00%, 2/15/08, Pool #23055..........................       100,319
     13,276 8.00%, 3/15/08, Pool #22438..........................        13,596
     14,746 6.50%, 7/15/23, Pool #350795.........................        14,321
     19,446 7.50%, 3/15/24, Pool #376439.........................        19,446
     13,393 7.00%, 4/20/24, Pool #1655...........................        13,173
     25,830 6.50%, 12/15/25, Pool #414856........................        24,984
    143,788 8.00%, 6/15/26, Pool #423563.........................       145,747
     20,020 7.00%, 11/20/26, Pool #2320..........................        19,669
                                                                    -----------
                                                                      1,776,553
                                                                    -----------
  Total U.S. Government Agencies                                      2,537,278
                                                                    -----------
 U.S. Treasury Notes (10.0%):
  5,000,000 5.63%, 11/30/00......................................     4,990,600
  1,150,000 6.50%, 3/31/02.......................................     1,153,588
                                                                    -----------
  Total U.S. Treasury Notes                                           6,144,188
                                                                    -----------
 Investment in Affiliates (0.1%):
 Investment Companies (0.1%):
     83,340 American Performance Cash Management Fund............        83,340
                                                                    -----------
  Total Investment in Affiliates                                         83,340
                                                                    -----------
  Total Investments
  (Cost $62,600,795)(a)--100.5%                                      61,988,757
  Liabilities in excess of other assets--(0.5)%                        (338,295)
                                                                    -----------
  Total Net Assets--100.0%                                          $61,650,462
                                                                    ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $742. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation............... $ 156,317
     Unrealized depreciation...............  (769,097)
                                            ---------
     Net unrealized depreciation........... $(612,780)
                                            =========

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 2000

  Shares
    or
 Principal                        Security
  Amount                         Description                       Market Value
 ---------  ----------------------------------------------------   ------------

 Asset Backed Securities (1.7%):
 $   10,451 Advanta Mortgage Loan Trust, Series 1993-3, Class
             A3, 4.75%, 2/25/10.................................   $     10,363
    162,221 CoreStates Home Equity Trust, Series 1993-2, Class
             A, 5.10%, 3/15/09..................................        161,052
    537,420 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3, 6.81%, 6/25/11.................................        534,346
     22,576 First Plus Home Loan Trust, Series 1996-2, Class A6,
             7.85%, 8/20/13.....................................         22,519
    720,408 Nomura Asset Securities Corp., Series 1995-2, Class
             2M, 7.12%, 1/25/26.................................        713,491
                                                                   ------------
  Total Asset Backed Securities                                       1,441,771
                                                                   ------------
 Collateralized Mortgage Obligations (49.3%):
    300,000 BA Mortgage Securities, Inc., Series 1997-3, Class
             A2, 7.00%, 12/25/27................................        290,106
    765,000 Chase Mortgage Finance Corp., Series 1994-G, Class
             A8, 7.50%, 4/25/25.................................        753,058
    260,000 Chase Mortgage Finance Corp., Series 1994-I, Class
             A6, 7.75%, 6/25/25.................................        258,112
    147,000 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A5, 9.00%, 11/25/25...............................        150,385
    439,000 Citicorp Mortgage Securities, Inc., Series 1993-1,
             Class A3, 7.50%, 1/25/23...........................        431,155
    316,000 Citicorp Mortgage Securities, Inc., Series 1993-2,
             Class A6, 7.50%, 3/25/23...........................        310,126
    403,000 Citicorp Mortgage Securities, Inc., Series 1997-2,
             Class A2, 7.25%, 5/25/27...........................        399,627
    182,512 Citicorp Mortgage Securities, Inc., Series 1997-5,
             Class A5, 7.25%, 11/25/27..........................        167,091
     59,455 Countrywide Funding Corp., Series 1994-17, Class A5,
             7.50%, 7/25/24.....................................         59,164
    410,000 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24.....................................        411,751

  Shares
    or
 Principal                         Security
  Amount                         Description                        Market Value
 ---------  -----------------------------------------------------   ------------

 Collateralized Mortgage Obligations, continued:
 $  251,000 Countrywide Funding Corp., Series 1994-17, Class A9,
             8.00%, 7/25/24......................................   $    252,908
    125,000 Countrywide Funding Corp., Series 1995-4, Class A7,
             7.50%, 9/25/25......................................        122,235
    121,000 Countrywide Home Loan, Series 1997-1, Class A4,
             7.40%, 3/25/27......................................        120,395
    285,000 Countrywide Home Loan, Series 1997-1, Class A12,
             7.50%, 3/25/27......................................        283,549
    277,000 Countrywide Home Loan, Series 1997-1, Class A13,
             7.50%, 3/25/27......................................        274,709
    473,140 Countrywide Home Loan, Series 1997-2, Class A3,
             7.50%, 4/25/27......................................        471,030
    715,199 Countrywide Home Loan, Series 1998-2, Class A1,
             6.50%, 3/25/28......................................        699,793
    730,000 Countrywide Home Loan, Series 1998-15, Class A16,
             6.75%, 10/25/28.....................................        698,106
    210,000 Fannie Mae, Series 1992-7, Class E, 8.00%, 6/25/08...        212,906
    106,000 Fannie Mae, Series 19919-147, Class LD, 7.00%,
             10/25/08............................................        105,361
    270,000 Fannie Mae, Series 1992-202, Class H, 7.50%, 5/25/19.        269,964
      4,690 Fannie Mae, Series G95-2, Class O, 8.00%, 5/25/19....          4,665
     52,000 Fannie Mae, Series 1992-188, Class PJ, 7.50%,
             10/25/19............................................         51,541
    895,049 Fannie Mae, Series 1993-102, Class G, 6.25%, 1/25/20.        885,052
     28,997 Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20..         29,960
    538,000 Fannie Mae, Series 1992-177, Class CB, 7.50%,
             2/25/21.............................................        536,472
    135,000 Fannie Mae, Series 1993-2, Class PH, 7.35%, 3/25/21..        134,767
    199,852 Fannie Mae, Series 1992-132, Class PL, 8.00%,
             3/25/21.............................................        200,312
     26,694 Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21......         27,494
    124,638 Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21..        126,693

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

  Shares
    or
 Principal                         Security
  Amount                         Description                        Market Value
 ---------  -----------------------------------------------------   ------------

 Collateralized Mortgage Obligations, continued:
 $  117,449 Fannie Mae, Series D-32, Class L, 8.00%, 10/25/21....   $    118,990
     30,870 Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21....         31,362
     85,000 Fannie Mae, Series 1993-2, Class PK, 7.50%, 2/25/22..         84,680
     50,000 Fannie Mae, Series 1996-35, Class D, 7.00%, 3/25/23..         49,707
    111,000 Fannie Mae, Series 1993-155, Class M, 7.00%, 9/25/23.        107,105
     53,696 Fannie Mae, Series 1996-22, Class C, 7.25%, 2/25/24..         53,343
    680,000 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A3, 7.75%, 5/25/27......................        680,163
    202,387 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A2, 7.75%, 5/25/27......................        201,685
     54,000 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA7, 8.00%, 7/25/27.....................         54,261
     30,000 Freddie Mac, Series 1176, Class H, 8.00%, 12/15/06...         30,563
     14,000 Freddie Mac, Series 1156, Class ID, 7.00%, 1/15/09...         13,946
    620,063 Freddie Mac, Series 1482, Class F, 6.50%, 5/15/19....        616,634
    179,976 Freddie Mac, Series 1546, Class E, 6.75%, 11/15/19...        177,918
     29,832 Freddie Mac, Series 1281, Class G, 8.00%, 9/15/20....         29,909
    147,178 Freddie Mac, Series 1268, Class G, 8.00%, 9/15/20....        147,338
    231,825 Freddie Mac, Series 1240, Class L, 6.50%, 2/15/21....        229,422
    158,994 Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21....        158,236
    565,000 Freddie Mac, Series 1383, Class E, 7.50%, 3/15/21....        562,146
    109,862 Freddie Mac, Series 1350, Class H, 7.50%, 3/15/21....        110,108
    225,000 Freddie Mac, Series 1281, Class H, 8.40%, 4/15/21....        229,327
     88,097 Freddie Mac, Series 138, Class E, 8.07%, 7/15/21.....         89,283
     54,681 Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21...         53,946

  Shares
    or
 Principal                         Security
  Amount                         Description                       Market Value
 ---------  -----------------------------------------------------  ------------

 Collateralized Mortgage Obligations, continued:
 $  187,000 Freddie Mac, Series 1264, Class I, 8.30%, 4/15/22....  $    191,787
    245,000 Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22....       249,204
     19,212 Freddie Mac, Series 1461, Class B, 7.00%, 6/15/22....        18,652
    130,000 Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22....       132,163
    200,000 Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22...       191,025
    103,403 Freddie Mac, Series 1856, Class B, 7.50%, 3/15/23....       103,122
     55,000 Freddie Mac, Series 1795, Class B, 7.00%, 12/15/23...        53,296
     98,000 Freddie Mac, Series 1665, Class M, 6.50%, 1/15/24....        94,671
    155,253 Freddie Mac, Series 1853, Class B, 7.50%, 4/15/24....       155,450
    100,000 Freddie Mac, Series 1723, Class PN, 7.00%, 5/15/24...        93,094
     95,000 Freddie Mac, Series 1931, Class D, 7.25%, 7/15/25....        93,603
    158,000 Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26...       156,459
    100,700 General Electric Capital Mortgage Services, Inc.,
             Series 1994-7, Class A10, 6.00%, 2/25/09............        99,569
    105,000 General Electric Capital Mortgage Services, Inc.,
             Series 1992-12A, Class A7, 7.50%, 10/25/22..........       103,062
    511,336 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A2, 6.50%, 10/25/23...........       495,970
      5,077 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4, 6.25%, 12/25/23...........         5,048
    156,667 General Electric Capital Mortgage Services, Inc.,
             Series 1994-18, Class A4, 7.75%, 8/25/24............       156,618
    107,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A10, 8.88%, 11/25/24..........       108,575
    553,796 General Electric Capital Mortgage Services, Inc.,
             Series 1995-6, Class A4, 7.00%, 8/25/25.............       546,813
    102,553 General Electric Capital Mortgage Services, Inc.,
             Series 1996-15, Class A12, 7.75%, 10/25/26..........       102,157

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                 August 31,2000

  Shares
    or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------

 Collateralized Mortgage Obligations, continued:
 $  100,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-1, Class A14, 7.50%, 3/25/27.............  $    97,824
    132,316 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A11, 7.50%, 4/25/27.............      131,685
    789,935 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A8, 7.50%, 4/25/27..............      787,596
    664,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12, 7.50%, 4/25/27.............      661,829
    838,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27.............      835,184
    119,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A4, 7.50%, 6/25/27..............      118,607
    280,858 General Electric Capital Mortgage Services, Inc.,
             Series 1997-5, Class A2, 7.50%, 6/25/27..............      277,140
    299,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-8, Class A17, 7.13%, 10/25/27............      288,939
    168,383 General Electric Capital Mortgage Services, Inc.,
             Series 1998-2, Class A12, 7.00%, 1/25/28.............      165,395
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9, Class A11, 6.75%, 6/25/28.............      928,330
      2,896 Government National Mortgage Assoc., Series 1994-1,
             Class A, 7.55%, 9/16/22..............................        2,866
    566,000 Government National Mortgage Assoc., Series 1996-7,
             Class C, 7.50%, 2/16/23..............................      566,405
     76,000 Government National Mortgage Assoc., Series 1997-6,
             Class B, 7.50%, 5/20/24..............................       76,039
     44,707 Government National Mortgage Assoc., Series 1994-5,
             Class D, 7.50%, 7/16/24..............................       43,092
    532,000 Government National Mortgage Assoc., Series 1999-1,
             Class G, 6.50%, 7/20/26..............................      483,153
    167,129 Headlands Mortgage Securities, Series 1997-1, Class
             AI10, 7.75%, 3/25/27.................................      166,317

  Shares
    or
 Principal                         Security
  Amount                         Description                        Market Value
 ---------  -----------------------------------------------------   ------------

 Collateralized Mortgage Obligations, continued:
 $  245,000 Housing Securities, Inc., Series 1992-EB, Class B5B,
             7.63%, 9/25/22......................................   $    242,753
    160,000 Independent National Mortgage Corp., Series 1994-17,
             Class A5, 8.38%, 10/25/24...........................        161,874
    133,000 Independent National Mortgage Corp., Series 1994-T,
             Class A4, 8.25%, 11/25/24...........................        134,937
    114,234 Independent National Mortgage Corp., Series 1994-T,
             Class A5, 8.375%, 11/25/24..........................        115,020
     31,930 Independent National Mortgage Corp., Series 1995-A,
             Class A4, 8.75%, 3/25/25............................         31,770
    117,000 Independent National Mortgage Corp., Series 1995-N,
             Class A4, 7.50%, 10/25/25...........................        115,439
    106,282 Independent National Mortgage Corp., Series 1995-N,
             Class A4, 7.50%, 10/25/25...........................        105,956
    140,000 Independent National Mortgage Corp., Series 1995-Q,
             Class A5, 7.50%, 11/25/25...........................        139,500
    159,000 Independent National Mortgage Corp., Series 1995-U,
             Class A5, 7.13%, 1/25/26............................        158,005
     51,454 Independent National Mortgage Corp., Series 1996-A,
             Class A4, 7.00%, 3/25/26............................         50,496
     49,074 Independent National Mortgage Corp., Series 1996-S,
             Class A2, 6.93%, 5/25/26............................         48,705
    590,000 Norwest Asset Securities Corp., Series 1997-2, Class
             A7, 7.70%, 3/25/27..................................        590,932
    435,000 Norwest Asset Securities Corp., Series 1997-6, Class
             A2, 7.75%, 5/25/27..................................        434,665
    562,000 Norwest Asset Securities Corp., Series 1997-8, Class
             A3, 7.50%, 6/25/27..................................        559,083
  2,203,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A7, 7.00%, 1/25/28..................................      2,021,957
    145,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A6, 7.00%, 1/25/28..................................        138,239

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

  Shares
    or
 Principal                         Security
  Amount                         Description                       Market Value
 ---------  -----------------------------------------------------  ------------

 Collateralized Mortgage Obligations, continued:
 $  100,000 Paine Webber Mortgage Acceptance Corp., Series 1994-
             5A, Class A5, 8.13%, 7/25/24........................  $    101,071
    132,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A16, 7.38%, 6/25/26.................................       130,390
    131,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A18, 7.38%, 6/25/26.................................       130,329
    135,156 PNC Mortgage Securities Corp., Series 1996-3, Class
             A3, 7.25%, 12/25/26.................................       134,412
    535,000 PNC Mortgage Securities Corp., Series 1997-2, Class
             A3, 7.50%, 3/25/27..................................       518,399
    150,000 Prudential Home Mortgage Securities, Series 1992-32,
             Class A9, 7.45%, 10/25/22...........................       146,879
    657,000 Prudential Home Mortgage Securities, Series 1992-33,
             Class A8, 7.50%, 11/25/22...........................       649,418
  1,188,012 Prudential Home Mortgage Securities, Series 1992-40,
             Class A10, 7.50%, 12/25/22..........................     1,178,496
  1,046,000 Prudential Home Mortgage Securities, Series 1992-43,
             Class A6, 7.50%, 1/25/23............................     1,021,220
    156,847 Prudential Home Mortgage Securities, Series 1992-50,
             Class A5, 7.63%, 2/25/23............................       156,118
    186,356 Prudential Home Mortgage Securities, Series 1992-51,
             Class A10, 7.75%, 2/25/23...........................       185,669
    115,000 Prudential Home Mortgage Securities, Series 1993-19,
             Class A11, 7.49%, 6/25/23...........................       114,665
    300,000 Prudential Home Mortgage Securities, Series 1993-19,
             Class A13, 7.50%, 6/25/23...........................       288,993
    164,504 Prudential Home Mortgage Securities, Series 1993-38,
             Class A3, 6.15%, 9/25/23............................       161,282
    962,000 Prudential Home Mortgage Securities, Series 1993-44,
             Class A17, 6.00%, 11/25/23..........................       867,532
    500,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.75%, 12/26/23...........................       464,230

  Shares
    or
 Principal                         Security
  Amount                         Description                       Market Value
 ---------  -----------------------------------------------------  ------------

 Collateralized Mortgage Obligations, continued:
 $  473,000 Prudential Home Mortgage Securities, Series 1994-6,
             Class A6, 6.50%, 2/25/24............................  $    452,278
    870,363 Prudential Home Mortgage Securities, Series 1994-15,
             Class A5, 6.80%, 5/25/24............................       853,304
    156,000 Prudential Home Mortgage Securities, Series 1994-18,
             Class A10, 7.38%, 5/25/24...........................       149,955
    816,000 Prudential Home Mortgage Securities, Series 1994-18,
             Class A6, 7.50%, 5/25/24............................       812,181
    385,000 Prudential Home Mortgage Securities, Series 1994-22,
             Class A6, 7.30%, 6/25/24............................       377,966
    130,000 Prudential Home Mortgage Securities, Series 1994-27,
             Class A5, 8.25%, 9/25/24............................       131,167
    328,000 Prudential Home Mortgage Securities, Series 1996-5,
             Class A9, 7.25%, 4/25/26............................       326,209
    200,000 Residential Accredit Loans, Inc., Series 1997-QS1,
             Class A11, 7.50%, 2/25/27...........................       197,306
     73,266 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S36, Class A4, 6.75%, 11/25/07..........        70,911
    823,541 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23...........       812,810
    235,775 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A19, 7.50%, 9/25/25..........       235,093
    371,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A10, 7.75%, 9/25/25..........       367,943
    264,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A15, 7.50%, 5/25/26..........       261,180
     81,234 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A9, 7.75%, 7/25/26...........        80,909
     81,657 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S16, Class A10, 8.00%, 7/25/26..........        81,876
    309,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S2, Class A4, 7.50%, 1/25/27............       304,983

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

  Shares
    or
 Principal                        Security
  Amount                         Description                       Market Value
 ---------  ----------------------------------------------------   ------------

 Collateralized Mortgage Obligations, continued:
 $  125,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S3, Class A8, 7.30%, 2/25/27...........   $    120,948
     43,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S5, Class A4, 7.63%, 4/25/27...........         42,804
    355,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27.........        340,811
  1,103,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2, 7.25%, 9/25/27..........      1,097,165
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S9, Class 2A4, 6.75%, 4/25/28..........        953,580
    249,294 Ryland Acceptance Corp., Series 1997, Class JA,
             8.75%, 4/20/21.....................................        248,022
    170,000 Securitized Asset Sales, Inc., Series 1995-A, Class
             A12, 7.75%, 3/25/24................................        168,526
    386,000 Vendee Mortgage Trust, Series 1992-2, Class F,
             7.00%, 2/15/18.....................................        384,796
                                                                   ------------
  Total Collateralized Mortgage Obligations                          41,520,455
                                                                   ------------
 Corporate Bonds (18.7%):
 Banking (2.4%):
  1,000,000 Bank One Corp., 7.25%, 8/15/04......................      1,001,250
  1,000,000 BankAmerica Corp., 7.75%, 7/15/02...................      1,010,000
                                                                   ------------
                                                                      2,011,250
                                                                   ------------
 Brokerage Services (5.0%):
  2,000,000 Bear Stearns Co., Inc., 6.75%, 4/15/03..............      1,972,500
  1,500,000 Merrill Lynch & Co., Inc., 6.64%, 9/19/02...........      1,488,750
    750,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05.        736,875
                                                                   ------------
                                                                      4,198,125
                                                                   ------------
 Financial Services (5.2%):
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28..........        439,375
  2,000,000 Commercial Credit Co., 6.38%, 9/15/02...............      1,975,000
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02.....        992,500

  Shares
    or
 Principal                        Security
  Amount                         Description                       Market Value
 ---------  ----------------------------------------------------   ------------

 Corporate Bonds, continued:
 Financial Services, continued:
 $1,000,000 General Motors Acceptance Corp., 6.63%, 10/15/05....   $    968,750
                                                                   ------------
                                                                      4,375,625
                                                                   ------------
 Food Products & Services (3.8%):
  2,200,000 Grand Metropolitan Investment, 8.63%, 8/15/01.......      2,230,250
  1,000,000 McCormick & Co., 8.95%, 7/1/01......................      1,015,000
                                                                   ------------
                                                                      3,245,250
                                                                   ------------
 Leasing (1.7%):
  1,500,000 Hertz Corp., 6.00%, 1/15/03.........................      1,460,625
                                                                   ------------
 Pharmaceuticals (0.6%):
    500,000 American Home Products Corp., 6.50%, 10/15/02.......        496,875
                                                                   ------------
  Total Corporate Bonds                                              15,787,750
                                                                   ------------
 Taxable Municipal Bonds (4.4%):
 California (0.6%):
    500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
             5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC..        469,375
                                                                   ------------
 Georgia (1.1%):
  1,000,000 Atlanta & Fulton County Downtown Arena Project
             Revenue Bond, Recreational Facilities Improvements,
             7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured
             by: FSA............................................        923,750
                                                                   ------------
 Louisiana (2.3%):
  1,000,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.45%, 2/1/05, Insured by: FGIC.................        972,500
  1,000,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.50%, 2/1/06, Insured by: FGIC.................        967,500
                                                                   ------------
                                                                      1,940,000
                                                                   ------------
 Wisconsin (0.4%):
    380,000 State GO, Series D, 6.90%, 11/1/11, Callable 11/1/08
             @ 100*.............................................        366,225
                                                                   ------------
  Total Taxable Municipal Bonds                                       3,699,350
                                                                   ------------
 U.S. Government Agencies (8.8%):
 Fannie Mae (0.8%):
    316,200 7.77%, 9/1/00, Pool #189916**.......................        323,175

                                   Continued

AMERICAN PERFORMANCE FUNDS
Intermediate Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------  ------------------------------------------------------   -----------
 U.S. Government Agencies, continued:
 Fannie Mae, continued:
 $  107,046 8.01%, 9/1/00, Pool #188965**.........................   $   109,732
    241,690 8.86%, 9/1/00, Pool #224951**.........................       251,411
                                                                     -----------
                                                                         684,318
                                                                     -----------
 Freddie Mac (2.6%):
     46,070 7.00%, 10/1/07, Gold Pool #E40422.....................        45,903
  2,212,349 6.50%, 12/1/11, Gold Pool #E20275.....................     2,173,500
                                                                     -----------
                                                                       2,219,403
                                                                     -----------
 Government National Mortgage Assoc. (5.4%):
      1,181 9.00%, 11/15/01, Pool #194441.........................         1,221
      2,839 9.00%, 8/15/03, Pool #229571..........................         2,936
      9,331 9.00%, 12/15/04, Pool #284008.........................         9,687
     27,838 9.00%, 3/15/06, Pool #299211..........................        28,899
     57,798 9.00%, 12/15/06, Pool #316045.........................        59,801
    157,366 7.50%, 6/15/07, Pool #329595..........................       159,233
    559,800 6.00%, 1/15/09, Pool #371901..........................       545,256
      2,805 10.00%, 2/15/19, Pool #269976.........................         2,978
    112,368 8.00%, 11/15/21, Pool #308330.........................       113,872
     56,705 8.00%, 2/15/22, Pool #319029..........................        57,450
    103,959 8.00%, 5/15/23, Pool #343406..........................       105,352
     59,578 8.00%, 10/20/24, Pool #1884...........................        60,076
     13,585 8.00%, 2/20/26, Pool #2171............................        13,700
    567,760 7.00%, 3/15/26, Pool #419128..........................       560,350
     30,955 8.00%, 3/20/26, Pool #2187............................        31,218

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------  ------------------------------------------------------   -----------
 U.S. Government Agencies, continued:
 Government National Mortgage Assoc., continued:
 $  121,775 8.00%, 4/20/26, Pool #2205............................   $   122,802
    493,295 8.00%, 5/20/26, Pool #2219............................       497,439
    960,194 8.00%, 6/15/26, Pool #423563..........................       973,282
  1,127,609 8.00%, 6/15/26, Pool #426149..........................     1,142,810
     15,043 7.00%, 3/20/27, Pool #2394............................        14,780
                                                                     -----------
                                                                       4,503,142
                                                                     -----------
  Total U.S. Government Agencies                                       7,406,863
                                                                     -----------
 U.S. Treasury Notes (10.0%):
  4,100,000 4.50%, 9/30/00........................................     4,093,063
  3,000,000 6.38%, 4/30/02........................................     3,004,680
  1,250,000 6.75%, 5/15/05........................................     1,288,663
                                                                     -----------
  Total U.S. Treasury Notes                                            8,386,406
                                                                     -----------
 Investment in Affiliates (6.9%):
 Investment Companies (6.9%):
  3,063,877 American Performance Cash Management Fund.............     3,063,877
  2,760,359 American Performance U.S. Treasury Fund...............     2,760,359
                                                                     -----------
  Total Investment in Affiliates                                       5,824,236
                                                                     -----------
  Total Investments (Cost $85,258,793)(a)--99.8%                      84,066,831
  Other assets in excess of liabilities--0.2%                            151,193
                                                                     -----------
  Total Net Assets--100.0%                                           $84,218,024
                                                                     ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation............ $   204,348
      Unrealized depreciation............  (1,396,310)
                                          -----------
      Net unrealized depreciation........ $(1,191,962)
                                          ===========

 * Represents next call date. Additional subsequent call dates and amounts may apply to this security.

** Variable rate investments. The rate presented on the Schedule of Portfolio
   Investments is the rate in effect at August 31, 2000. The date presented reflects the next rate change date.

AMBAC -- AMBAC Indemnity Corporation

FGIC -- Financial Guaranty Insurance Corporation

FSA -- Financial Security Assurance

GO -- General Obligation Bond
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Bond Fund

                       Schedule of Portfolio Investments
                                August 31, 2000

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------
 Asset Backed Securities (0.8%):
 $  358,280 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3, 6.81%, 6/25/11..................................   $   356,230
    109,857 UCFC Home Equity Loan, Series 1996-D1, Class A4,
             6.78%, 2/15/16......................................       109,539
                                                                    -----------
  Total Asset Backed Securities                                         465,769
                                                                    -----------
 Collateralized Mortgage Obligations (53.1%):
    820,000 BA Mortgage Securities, Inc., Series 1997-3, Class
             A2, 7.00%, 12/25/27.................................       792,956
     90,000 Capstead Securities Corp., Series 1993-1, Class E,
             7.50%, 2/1/23.......................................        88,145
     14,945 Chase Mortgage Finance Corp., Series 1994-L, Class
             2A9, 7.50%, 11/25/25................................        14,876
    125,000 Chemical Mortgage Securities, Inc., Series 1993-1,
             Class A7, 7.45%, 2/25/23............................       120,745
    516,000 Countrywide Funding Corp., Series 1994-17, Class A6,
             7.63%, 7/25/24......................................       515,592
    305,000 Countrywide Funding Corp., Series 1994-17, Class A7,
             7.88%, 7/25/24......................................       306,302
    173,000 Countrywide Funding Corp., Series 1994-17, Class A9,
             8.00%, 7/25/24......................................       174,315
    120,000 Countrywide Funding Corp., Series 1994-17, Class A11,
             8.25%, 7/25/24......................................       122,147
    460,000 Countrywide Funding Corp., Series 1995-4, Class A7,
             7.50%, 9/25/25......................................       449,825
    275,000 Countrywide Home Loan, Series 1997-1, Class A13,
             7.50%, 3/25/27......................................       272,726
    392,000 Countrywide Mortgage Backed Securities, Inc., Series
             1994-J, Class A7, 8.00%, 6/25/24....................       394,991
    130,000 Fannie Mae, Series 1992-118, Class PJ, 7.50%,
             2/25/21.............................................       129,923
    223,000 Fannie Mae, Series 1992-168, Class KA, 7.50%,
             11/25/21............................................       218,675
    123,000 Fannie Mae, Series 1992-88, Class L, 8.00%, 12/25/21.       124,356
    741,000 Fannie Mae, Series 1991-171, Class J, 8.00%,
             12/25/21............................................       751,231

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  126,000 Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23...  $   120,588
    155,000 Fannie Mae, Series 1997-16, Class HA, 7.00%, 2/18/25..      151,238
    202,387 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A2, 7.75%, 5/25/27.......................      201,685
    319,189 Financial Asset Securitization, Inc., Series 1997-
             NAM2, Class FA5, 7.70%, 7/25/27......................      317,820
    176,000 Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22.....      179,020
    100,000 Freddie Mac, Series 1541, Class H, 7.00%, 10/15/22....       98,875
     20,051 Freddie Mac, Series 1753, Class CB, 8.13%, 5/15/23....       20,120
    102,561 Freddie Mac, Series 1853, Class B, 7.50%, 4/15/24.....      102,691
    443,637 Freddie Mac, Series 1847, Class B, 7.50%, 7/15/24.....      443,613
    143,000 Freddie Mac, Series 54, Class C, 7.75%, 3/18/25.......      143,563
    705,071 Fund America Investors Corp., Series 1991-1, Class K,
             7.95%, 10/20/21......................................      702,271
     66,023 General Electric Capital Mortgage Services, Inc.,
             Series 1993-17, Class A13, 6.50%, 12/25/23...........       64,302
     57,055 General Electric Capital Mortgage Services, Inc.,
             Series 1994-13, Class A7, 6.50%, 4/25/24.............       56,433
    116,000 General Electric Capital Mortgage Services, Inc.,
             Series 1994-29, Class A9, 8.63%, 11/25/24............      117,318
    175,000 General Electric Capital Mortgage Services, Inc.,
             Series 1995-5, Class A6, 7.50%, 8/25/25..............      170,940
    165,674 General Electric Capital Mortgage Services, Inc.,
             Series 1996-13, Class A13, 7.75%, 8/25/26............      165,089
    911,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3, Class A12, 7.50%, 4/25/27.............      908,021
    253,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4, Class A10, 7.50%, 5/25/27.............      252,150

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $   46,807 General Electric Capital Mortgage Services, Inc.,
             Series 1997-6, Class A2, 7.50%, 7/25/27..............  $    46,589
    507,625 Government National Mortgage Assoc., Series 1996-15,
             Class CA, 7.50%, 1/20/24.............................      509,081
    364,000 Government National Mortgage Assoc., Series 1996-22,
             Class E, 7.00%, 5/16/24..............................      351,663
    585,000 Government National Mortgage Assoc., Series 1999-1,
             Class G, 6.50%, 7/20/26..............................      531,287
     95,000 Government National Mortgage Assoc., Series 1996-15,
             Class H, 7.50%, 8/16/26..............................       94,615
    374,000 Government National Mortgage Assoc., Series 1996-20,
             Class J, 7.50%, 9/20/26..............................      368,664
    500,000 Government National Mortgage Assoc., Series 1999-2,
             Class D, 6.50%, 10/20/26.............................      469,005
  1,000,000 Government National Mortgage Assoc., Series 1999-7,
             Class D, 6.25%, 8/16/27..............................      887,850
    128,167 Headlands Mortgage Securities, Series 1997-1, Class
             AI10, 7.75%, 3/25/27.................................      127,544
    130,000 Headlands Mortgage Securities, Series 1997-3, Class
             1A6, 7.00%, 7/25/27..................................      127,920
    500,000 Headlands Mortgage Securities, Series 1997-5, Class
             A17, 7.25%, 11/25/27.................................      497,270
    466,000 Housing Securities, Inc., Series 1992-EB, Class B5B,
             7.63%, 9/25/22.......................................      461,727
    674,000 Independent National Mortgage Corp., Series 1994-L,
             Class A5, 8.00%, 8/25/24.............................      684,668
     22,037 Independent National Mortgage Corp., Series 1994-N,
             Class A7, 8.25%, 10/25/24............................       21,972
    376,000 Independent National Mortgage Corp., Series 1994-U,
             Class A10, 8.75%, 12/25/24...........................      385,855
      2,608 Independent National Mortgage Corp., Series 1995-A,
             Class A4, 8.75%, 3/25/25.............................        2,595

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  167,731 Independent National Mortgage Corp., Series 1995-U,
             Class A2, 7.13%, 1/25/26.............................  $   166,681
    172,000 Independent National Mortgage Corp., Series 1995-U,
             Class A5, 7.13%, 1/25/26.............................      170,923
    225,000 Independent National Mortgage Corp., Series 1995-U,
             Class A4, 7.25%, 1/25/26.............................      222,926
    234,000 Independent National Mortgage Corp., Series 1995-W,
             Class A6, 7.13%, 2/25/26.............................      232,198
     22,991 Merrill Lynch Trust, Series 45, Class F, 9.10%,
             9/20/14..............................................       22,921
    175,000 Norwest Asset Securities Corp., Series 1996-1, Class
             A11, 7.50%, 8/25/26..................................      169,358
    169,000 Norwest Asset Securities Corp., Series 1996-3, Class
             A5, 7.63%, 9/25/26...................................      169,220
    101,000 Norwest Asset Securities Corp., Series 1996-4, Class
             A3, 7.75%, 9/25/26...................................      100,480
    301,631 Norwest Asset Securities Corp., Series 1996-4, Class
             A3, 7.75%, 9/25/26...................................      301,559
     10,000 Norwest Asset Securities Corp., Series 1997-4, Class
             A8, 7.50%, 3/25/27...................................        9,922
    519,000 Norwest Asset Securities Corp., Series 1997-2, Class
             A7, 7.70%, 3/25/27...................................      519,820
    558,000 Norwest Asset Securities Corp., Series 1997-6, Class
             A2, 7.75%, 5/25/27...................................      557,570
    624,000 Norwest Asset Securities Corp., Series 1997-8, Class
             A3, 7.50%, 6/25/27...................................      620,761
  1,030,000 Norwest Asset Securities Corp., Series 1997-21, Class
             A7, 7.00%, 1/25/28...................................      945,355
    229,388 Paine Webber Mortgage Acceptance Corp., Series 1994-
             5A, Class A4, 8.13%, 7/25/24.........................      231,124
    163,000 PNC Mortgage Securities Corp., Series 1996-1, Class
             A4, 7.50%, 6/25/26...................................      157,791

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                         Security                           Market
   Amount                         Description                          Value
 ---------- ------------------------------------------------------  -----------
 Collateralized Mortgage Obligations, continued:
 $  492,000 PNC Mortgage Securities Corp., Series 1997-2, Class
             A3, 7.50%, 3/25/27...................................  $   476,733
    558,000 PNC Mortgage Securities Corp., Series 1998-5, Class
             2A3, 6.75%, 7/25/28..................................      514,515
    290,000 PNC Mortgage Securities Corp., Series 1998-6, Class
             1A14, 7.00%, 9/25/28.................................      280,126
    107,000 PNC Mortgage Securities Corp., Series 1998-7, Class
             1A21, 7.00%, 9/25/28.................................      101,113
    113,000 Prudential Home Mortgage Securities, Series 1992-32,
             Class A9, 7.45%, 10/25/22............................      110,648
    733,000 Prudential Home Mortgage Securities, Series 1992-33,
             Class A8, 7.50%, 11/25/22............................      724,541
    195,899 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.50%, 7/25/23.............................      192,199
    367,000 Prudential Home Mortgage Securities, Series 1993-51,
             Class A9, 6.00%, 12/25/23............................      337,460
    500,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.75%, 12/26/23............................      464,230
    564,000 Prudential Home Mortgage Securities, Series 1996-5,
             Class A9, 7.25%, 4/25/26.............................      560,921
     14,084 Residential Funding Mortgage Securities I, Inc.,
             Series 1992-S43, Class A10, 8.00%, 12/25/22..........       14,050
     46,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S26, Class A9, 7.50%, 7/25/23............       45,789
    484,436 Residential Funding Mortgage Securities I, Inc.,
             Series 1993-S28, Class A6, 7.00%, 8/25/23............      478,124
  1,153,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A11, 6.00%, 9/25/25...........    1,015,170
     69,106 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A7, 7.50%, 9/25/25............       68,907

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------
 Collateralized Mortgage Obligations, continued:
 $  347,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1995-S11, Class A10, 7.75%, 9/25/25..........   $   344,141
    227,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A14, 8.00%, 9/25/25..........       228,725
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S10, Class A6, 7.50%, 5/25/26...........       499,565
     79,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A15, 7.50%, 5/25/26..........        78,156
    159,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S14, Class A5, 7.75%, 5/25/26...........       157,373
     16,964 Residential Funding Mortgage Securities I, Inc.,
             Series 1996-S15, Class A11, 7.75%, 6/25/26..........        16,895
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S12, Class A18, 6.75%, 8/25/27..........       480,015
  1,339,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S13, Class A2, 7.25%, 9/25/27...........     1,331,916
    427,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1997-S15, Class A2, 7.00%, 10/25/27..........       418,887
  1,000,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S9, Class 2A4, 6.75%, 4/25/28...........       953,580
    500,000 Residential Funding Mortgage Securities I, Inc.,
             Series 1998-S19, Class A5, 6.75%, 8/25/28...........       458,450
    264,117 Ryland Acceptance Corp., Series 1997, Class JA,
             8.75%, 4/20/21......................................       262,769
     10,000 Ryland Mortgage Securities Corp., Series 1992-2,
             Class E, 8.00%, 2/25/23.............................         9,951
    291,000 Vendee Mortgage Trust, Series 1996-3, Class 2F,
             7.75%, 11/15/22.....................................       294,720
                                                                    -----------
  Total Collateralized Mortgage Obligations                          29,779,125
                                                                    -----------
 Corporate Bonds (20.9%):
 Automotive (0.9%):
    500,000 General Motors Corp., 7.70%, 4/15/16.................       495,000
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------
 Corporate Bonds, continued:
 Banking (2.7%):
 $1,500,000 BankAmerica Corp., 7.13%, 5/12/05....................   $ 1,488,750
                                                                    -----------
 Brokerage Services (3.2%):
  1,000,000 Merrill Lynch & Co., Inc., 8.00%, 2/1/02.............     1,013,750
    800,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05..       786,000
                                                                    -----------
                                                                      1,799,750
                                                                    -----------
 Financial Services (7.0%):
  1,000,000 Associates Corp., N.A., 7.50%, 4/15/02...............     1,005,000
    500,000 Cincinnati Financial Corp., 6.90%, 5/15/28...........       439,375
  1,050,000 Ford Motor Credit Corp., 7.75%, 3/15/05..............     1,059,188
    500,000 General Electric Capital Corp., 7.50%, 6/15/09.......       514,375
  1,000,000 General Motors Acceptance Corp., 6.63%, 10/1/02......       992,500
                                                                    -----------
                                                                      4,010,438
                                                                    -----------
 Leasing (1.8%):
  1,000,000 Hertz Corp., 7.38%, 6/15/01..........................     1,000,000
                                                                    -----------
 Office Equipment & Services (1.8%):
  1,000,000 Xerox Corp., 8.13%, 4/15/02..........................       991,250
                                                                    -----------
 Retail (1.9%):
  1,000,000 May Department Stores, 8.38%, 10/1/22................     1,041,250
                                                                    -----------
 Telecommunications (1.6%):
  1,000,000 Alltel Corp., 7.00%, 3/15/16.........................       897,500
                                                                    -----------
  Total Corporate Bonds                                              11,723,938
                                                                    -----------
 Taxable Municipal Bonds (7.7%):
 California (0.8%):
    500,000 Monrovia Redevelopment Agency Tax Allocation, 6.90%,
             5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC...       469,375
                                                                    -----------
 Colorado (2.2%):
  1,195,000 Boulder County Revenue Bond, Series B, 7.63%, 9/1/21,
             Callable 9/1/07 @ 100*, Insured by: AMBAC...........     1,195,000
                                                                    -----------

   Shares
     or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------
 Taxable Municipal Bonds, continued:
 Georgia (1.6%):
 $1,000,000 Atlanta & Fulton County Downtown Arena Project
             Revenue Bond, Recreational Facilities Improvements,
             7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by:
             FSA.................................................   $   923,750
                                                                    -----------
 Illinois (0.3%):
    150,000 Springfield Tax Allocation, 7.50%, 2/1/12, Callable
             2/1/05 @ 100*, Insured by: AMBAC....................       150,375
                                                                    -----------
 Missouri (1.7%):
  1,005,000 St. Louis, Municipal Finance Corp., Firemens'
             Retirement System, Revenue Bond, 6.55%, 8/1/09,
             Insured by: MBIA....................................       954,750
                                                                    -----------
 Wisconsin (1.1%):
    395,000 State GO, Series D, 6.90%, 11/1/11, Callable 11/1/08
             @ 100*..............................................       380,681
    260,000 Wisconsin Housing & Economic Development Revenue
             Bonds, Series H, 7.88%, 3/1/26, Callable 9/1/05 @
             102*................................................       255,775
                                                                    -----------
                                                                        636,456
                                                                    -----------
  Total Taxable Municipal Bonds                                       4,329,706
                                                                    -----------
 U.S. Government Agencies (9.9%):
 Freddie Mac (2.9%):
  1,659,262 6.50%, 12/1/11, Gold Pool #E20275....................     1,630,125
                                                                    -----------
 Government National Mortgage Assoc. (7.0%):
     21,497 10.50%, 11/15/15, Pool #268347.......................        23,412
     60,681 11.00%, 2/15/16, Pool #279067........................        66,464
     62,908 9.00%, 10/15/20, Pool #289412........................        65,759
    111,473 9.00%, 7/15/21, Pool #308511.........................       116,453
    371,810 7.00%, 9/15/23, Pool #347688.........................       367,334
    568,970 7.50%, 11/15/23, Pool #354701........................       568,970
    441,097 7.50%, 12/15/25, Pool #401510........................       441,097
    381,862 8.00%, 5/15/26, Pool #428480.........................       387,025
     22,780 8.00%, 6/15/26, Pool #426149.........................        23,087
  1,928,179 7.00%, 7/15/29, Pool #490215.........................     1,894,050
                                                                    -----------
                                                                      3,953,651
                                                                    -----------
  Total U.S. Government Agencies                                      5,583,776
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

   Shares
     or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------
 U.S. Treasury Bonds (2.2%):
 $1,000,000 7.63%, 2/15/25........................................   $ 1,219,370
                                                                     -----------
  Total U.S. Treasury Bonds                                            1,219,370
                                                                     -----------
 U.S. Treasury Notes (0.9%):
    500,000 6.75%, 5/15/05........................................       515,465
                                                                     -----------
  Total U.S. Treasury Notes                                              515,465
                                                                     -----------

  Shares
    or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 Investment in Affiliates (4.1%):
 Investment Companies (4.1%):
 1,155,016 American Performance Cash Management Fund..............   $ 1,155,016
 1,124,390 American Performance U.S. Treasury Fund................     1,124,390
                                                                     -----------
  Total Investment in Affiliates                                       2,279,406
                                                                     -----------
  Total Investments (Cost $56,861,585)(a)--99.6%                      55,896,555
  Other assets in excess of liabilities--0.4%                            244,005
                                                                     -----------
  Total Net assets--100.0%                                           $56,140,560
                                                                     ===========

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation............. $   262,853
     Unrealized depreciation.............  (1,227,883)
                                          -----------
     Net unrealized depreciation......... $  (965,030)
                                          ===========

 * Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC--AMBAC Indemnity Corporation

FSA--Financial Security Assurance

GO--General Obligation Bond

MBIA--Municipal Bond Insurance Association
                       See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                                August 31, 2000

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Common Stocks (65.4%):
 Advertising (0.1%):
        900 Catalina Marketing Corp.(b)...........................   $    38,419
        600 True North Communications, Inc........................        27,825
                                                                     -----------
                                                                          66,244
                                                                     -----------
 Airlines (0.0%):
      4,200 Mesa Air Group, Inc.(b)...............................        23,363
                                                                     -----------
 Apparel Manufacturers (0.0%):
      1,500 Kellwood Co...........................................        24,000
                                                                     -----------
 Automotive Parts (0.0%):
      1,200 Gentex Corp.(b).......................................        31,050
                                                                     -----------
 Banking (2.8%):
     14,600 Bank of America Corp..................................       782,013
        900 Centura Banks, Inc....................................        31,781
      8,200 Chase Manhattan Corp..................................       458,175
      1,330 Commerce Bancorp, Inc.................................        68,744
      1,600 FirstMerit Corp.......................................        37,300
     11,900 FleetBoston Financial Corp............................       507,981
      1,800 IndyMac Bancorp, Inc..................................        30,375
        800 Silicon Valley Bancshares(b)..........................        46,100
                                                                     -----------
                                                                       1,962,469
                                                                     -----------
 Beverages (0.5%):
      6,600 Coca-Cola Co. ........................................       347,325
                                                                     -----------
 Broadcasting/Cable (0.3%):
      5,600 Comcast Corp., Class A(b).............................       208,600
                                                                     -----------
 Building Materials (0.4%):
      8,900 Johns Manville Corp. .................................       111,250
      9,500 Masco Corp. ..........................................       185,250
                                                                     -----------
                                                                         296,500
                                                                     -----------
 Business Equipment & Services (0.1%):
        900 United Stationers, Inc.(b)............................        29,194
        500 Zebra Technologies Corp., Class A(b)..................        27,000
                                                                     -----------
                                                                          56,194
                                                                     -----------
 Chemicals (0.2%):
      1,000 Cambrex Corp. ........................................        46,937
      1,100 Ferro Corp. ..........................................        22,688
      1,200 Geon Co...............................................        20,925
      1,300 NL Industries, Inc....................................        30,306
        800 Scotts Co., Class A(b)................................        24,800
                                                                     -----------
                                                                         145,656
                                                                     -----------

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Common Stocks, continued:
 Commercial Services (0.3%):
      1,900 Aaron Rents, Inc......................................   $    26,125
      4,800 Hertz Corp., Class A..................................       147,000
      1,500 Regis Corp............................................        23,719
                                                                     -----------
                                                                         196,844
                                                                     -----------
 Computer Hardware (0.8%):
      4,200 Sun Microsystems, Inc. (b)............................       533,138
                                                                     -----------
 Computer Software & Services (5.3%):
      9,600 America Online, Inc. (b)..............................       562,800
        900 American Management
             Systems, Inc. (b)....................................        16,819
      2,100 CSG Systems International, Inc. (b)...................        94,894
      1,200 eLoyalty Corp. (b)....................................        16,350
        600 FactSet Research Systems, Inc.........................        20,513
        500 HNC Software, Inc. (b)................................        27,203
        600 Hyperion Solutions Corp. (b)..........................        18,975
        200 Mercury Interactive Corp. (b).........................        24,438
     19,500 Microsoft Corp. (b)...................................     1,361,343
     11,500 Oracle Corp. (b)......................................     1,045,780
      1,200 Phoenix Technology Ltd. (b)...........................        20,700
        400 RSA Security, Inc. (b)................................        23,625
        900 Siebel Systems, Inc. (b)..............................       178,031
      1,100 Veritas Software Corp. (b)............................       132,619
      1,700 Yahoo!, Inc. (b)......................................       206,550
                                                                     -----------
                                                                       3,750,640
                                                                     -----------
 Computers & Peripherals (7.0%):
      1,000 Anixter International, Inc. (b).......................        35,000
        400 Black Box Corp. (b)...................................        23,800
     29,700 Cisco Systems, Inc. (b)...............................     2,038,162
     14,800 Dell Computer Corp. (b)...............................       645,650
      8,300 EMC Corp. (b).........................................       813,400
      3,100 Hewlett-Packard Co....................................       374,325
      1,500 Hutchinson Technology, Inc. (b).......................        35,625
      6,900 International Business
             Machines Corp. ......................................       910,800
        700 National Instruments Corp. (b)........................        30,231
      1,900 S3, Inc. (b)..........................................        22,444
                                                                     -----------
                                                                       4,929,437
                                                                     -----------
 Consumer Products (1.5%):
      2,100 Applica, Inc. (b).....................................        21,788
      2,200 Colgate-Palmolive Co. ................................       112,063
      3,000 Eastman Kodak Co......................................       186,750
     28,200 Fortune Brands, Inc...................................       719,099
        800 Salton, Inc. (b)......................................        30,100
                                                                     -----------
                                                                       1,069,800
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Common Stocks, continued:
 Diversified Manufacturing Operations (4.7%):
        700 Corning, Inc..........................................   $   229,556
      2,600 Emerson Electric Co. .................................       172,088
     39,500 General Electric Co...................................     2,318,156
      2,000 Material Sciences Corp.(b)............................        21,000
      6,000 Minnesota Mining & Manufacturing Co. .................       558,000
                                                                     -----------
                                                                       3,298,800
                                                                     -----------
 Electronic Components/Instruments (1.0%):
        200 Coherent, Inc.(b).....................................        16,100
        600 Electro Scientific Industries, Inc.(b)................        24,713
      1,700 KEMET Corp.(b)........................................        51,000
        600 Methode Electronics, Inc., Class A....................        36,075
      1,600 Pioneer-Standard Electronics, Inc.....................        21,900
        200 Plexus Corp.(b).......................................        30,950
     12,500 Rockwell International Corp. .........................       505,468
                                                                     -----------
                                                                         686,206
                                                                     -----------
 Entertainment (1.7%):
      3,100 Aztar Corp.(b)........................................        45,144
      6,000 Metro-Goldwyn-Mayer, Inc.(b)..........................       153,750
     10,600 The Walt Disney Co. ..................................       412,737
      2,900 Time Warner, Inc. ....................................       247,950
      5,500 Viacom, Inc., Class B(b)..............................       370,219
                                                                     -----------
                                                                       1,229,800
                                                                     -----------
 Financial Services (5.5%):
      8,400 Allied Capital Corp. .................................       170,100
      9,000 American Express Co...................................       532,125
      9,100 Associates First Capital Corp.,
             Class A..............................................       255,938
      3,700 Bear Stearns Companies, Inc...........................       248,131
      1,142 Charles Schwab Corp...................................        43,610
     12,600 CIT Group, Inc., Class A..............................       220,500
     19,867 Citigroup, Inc........................................     1,159,716
     17,700 John Hancock Financial
             Services, Inc.(b)....................................       446,925
        600 Legg Mason, Inc.......................................        31,650
      4,900 Mellon Financial Corp. ...............................       221,725
      2,900 Morgan Stanley Dean Witter & Co. .....................       311,931
      3,900 SEI Investments Co. ..................................       247,650
                                                                     -----------
                                                                       3,890,001
                                                                     -----------
 Food Products & Services (0.7%):
      2,200 Fleming Companies, Inc. ..............................        33,963
     12,200 Kellogg Co. ..........................................       282,887
      1,500 Smithfield Foods, Inc.(b).............................        39,844

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Common Stocks, continued:
 Food Products & Services, continued:
      9,200 SUPERVALU, Inc........................................   $   137,425
        700 Whole Foods Market, Inc.(b)...........................        35,350
                                                                     -----------
                                                                         529,469
                                                                     -----------
 Health Care (1.2%):
        700 Cognex Corp.(b).......................................        28,000
      5,900 Johnson & Johnson.....................................       542,431
      3,600 Medtronic, Inc. ......................................       184,500
      2,600 Owens & Minor, Inc....................................        39,813
        400 Quest Diagnostics, Inc.(b)............................        49,500
                                                                     -----------
                                                                         844,244
                                                                     -----------
 Home Builders (0.1%):
      1,800 Ryland Group, Inc. ...................................        44,213
                                                                     -----------
 Insurance (3.0%):
     10,000 Allstate Corp. .......................................       290,625
      6,400 American International Group, Inc.....................       570,400
      4,200 Fannie Mae............................................       225,750
      1,400 Fidelity National Financial, Inc. ....................        27,913
     11,200 Loews Corp............................................       906,499
      1,500 Mutual Risk Management Ltd. ..........................        31,875
        500 Radian Group, Inc. ...................................        31,063
                                                                     -----------
                                                                       2,084,125
                                                                     -----------
 Leisure & Recreation Products (0.1%):
      1,200 Polaris Industries, Inc. .............................        40,950
                                                                     -----------
 Machinery & Equipment (0.2%):
      3,700 Black & Decker Corp. .................................       148,231
      1,200 Lincoln Electric Holdings, Inc. ......................        17,550
                                                                     -----------
                                                                         165,781
                                                                     -----------
 Medical--Biotechnology (0.1%):
        100 IDEC Pharmaceuticals Corp.(b).........................        13,963
        400 Protein Design Labs, Inc.(b)..........................        30,300
        200 Techne Corp.(b).......................................        19,100
                                                                     -----------
                                                                          63,363
                                                                     -----------
 Medical Equipment & Supplies (0.4%):
      2,300 Beckman Coulter, Inc. ................................       175,088
      1,200 Patterson Dental Co.(b)...............................        28,500
      2,580 SpaceLabs Medical, Inc.(b)............................        23,381
        500 Varian Medical Systems, Inc.(b).......................        22,969
                                                                     -----------
                                                                         249,938
                                                                     -----------
 Metals--Processing & Fabrication (0.1%):
      3,900 A. M. Castle & Co. ...................................        40,950
      2,600 Amcast Industrial Corp. ..............................        31,200
                                                                     -----------
                                                                          72,150
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Common Stocks, continued:
 Oil & Gas Exploration, Production, and Services (1.5%):
      2,900 Anadarko Petroleum Corp...............................   $   190,733
      5,700 Helmerich & Payne, Inc................................       210,544
        900 HS Resources, Inc.(b).................................        28,519
      2,600 Kerr-McGee Corp.......................................       164,288
        800 Newfield Exploration Co.(b)...........................        34,600
      6,500 Phillips Petroleum Co. ...............................       402,187
      1,300 Vintage Petroleum, Inc. ..............................        27,300
                                                                     -----------
                                                                       1,058,171
                                                                     -----------
 Oil--Intergrated Companies (3.9%):
      4,600 Exxon Mobil Corp. ....................................       375,475
     10,300 Murphy Oil Corp. .....................................       687,525
     30,000 Occidental Petroleum Corp.............................       648,750
      1,100 Pride International, Inc.(b)..........................        27,088
      4,000 Royal Dutch Petroleum Co..............................       244,750
     31,700 Ultramar Diamond Shamrock Corp........................       742,968
                                                                     -----------
                                                                       2,726,556
                                                                     -----------
 Pharmaceuticals (5.2%):
      3,600 Abbott Laboratories...................................       157,500
        700 Alpharma, Inc.........................................        39,638
      1,600 Bindley Western Industries, Inc.......................        46,100
     14,700 Bristol-Myers Squibb Co. .............................       779,099
        500 Cephalon, Inc.(b).....................................        25,156
        600 COR Therapeutics, Inc.(b).............................        33,600
      1,800 Eli Lilly & Co. ......................................       131,400
        750 Jones Pharma, Inc.....................................        26,813
      8,800 Merck & Co., Inc. ....................................       614,900
     32,000 Pfizer, Inc...........................................     1,383,999
      3,300 Pharmacia Corp........................................       193,256
      5,300 Schering-Plough Corp..................................       212,663
        400 Vertex Pharmaceuticals, Inc.(b).......................        34,000
                                                                     -----------
                                                                       3,678,124
                                                                     -----------
 Printing & Publishing (0.0%):
        650 Valassis Communications, Inc.(b)......................        18,769
                                                                     -----------
 Restaurants (0.0%):
        900 Applebee's International, Inc.........................        20,419
                                                                     -----------
 Retail (2.8%):
      2,700 Building Materials Holding Corp.(b)...................        25,988
      1,300 Damark International, Inc., Class A(b)................        20,252
     13,200 Home Depot, Inc.......................................       634,425
        600 Insight Enterprises, Inc.(b)..........................        30,150
     22,100 Kmart Corp.(b)........................................       154,700
        900 Men's Wearhouse, Inc.(b)..............................        27,450

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 Common Stocks, continued:
 Retail, continued:
        600 Michaels Stores, Inc.(b)..............................   $    21,000
     21,200 Wal-Mart Stores, Inc..................................     1,005,674
        800 Zale Corp.(b).........................................        29,550
                                                                     -----------
                                                                       1,949,189
                                                                     -----------
 Semiconductors (5.1%):
        500 Alpha Industries, Inc.(b).............................        25,219
      2,100 Applied Industrial Technologies, Inc..................        35,569
      7,800 Applied Materials, Inc.(b)............................       673,237
        600 Broadcom Corp.(b).....................................       150,000
      1,000 Dallas Semiconductor Corp. ...........................        41,375
     25,700 Intel Corp. ..........................................     1,924,287
        700 International Rectifier Corp.(b)......................        44,056
      1,200 Kulicke & Soffa Industries, Inc.(b)...................        21,825
        600 Lattice Semiconductor Corp.(b)........................        46,725
      2,000 Micron Technology, Inc.(b)............................       163,500
      1,100 Silicon Valley Group, Inc.(b).........................        30,663
      6,490 Texas Instruments, Inc. ..............................       434,424
                                                                     -----------
                                                                       3,590,880
                                                                     -----------
 Telecommunications (6.7%):
      7,800 AT&T Corp.............................................       245,700
      1,400 Audiovox Corp.(b).....................................        25,375
        700 CommScope, Inc.(b)....................................        17,456
        900 DMC Stratex Networks, Inc.(b).........................        23,006
      3,900 JDS Uniphase Corp.(b).................................       485,489
     11,700 Lucent Technologies, Inc..............................       489,206
      6,300 Motorola, Inc.........................................       227,194
      2,300 Nextel Communications, Inc.,
             Class A(b)...........................................       127,506
     10,100 Nortel Networks Corp..................................       823,780
      2,700 Qualcom, Inc.(b)......................................       161,663
      4,600 Qwest Communications
             International, Inc.(b)...............................       237,475
      8,400 SBC Communications, Inc...............................       350,700
      2,600 Sprint Corp. (PCS Group)(b)...........................       130,488
      2,500 Tellabs, Inc.(b)......................................       140,469
     14,200 Verizon Communications................................       619,475
     17,100 WorldCom, Inc.(b).....................................       624,150
                                                                     -----------
                                                                       4,729,132
                                                                     -----------
 Television (0.6%):
      9,800 Univision Communications, Inc. Class A(b).............       432,425
                                                                     -----------
 Textile Products (0.0%):
      8,300 Dixie Group, Inc.(b)..................................        33,200
                                                                     -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  -----------------------------------------------------   -----------

 Common Stocks, continued:
 Transportation (0.5%):
      9,400 Union Pacific Corp...................................   $   373,650
                                                                    -----------
 Transportation & Shipping (0.2%):
      1,500 American Freightways Corp.(b)........................        24,656
      3,100 Arkansas Best Corp. (b)..............................        46,694
        600 Expeditors International of Washington, Inc..........        29,400
      2,300 Yellow Corp. (b).....................................        35,075
                                                                    -----------
                                                                        135,825
                                                                    -----------
 Utilities--Electric (0.8%):
      5,100 Calpine Corp. (b)....................................       504,900
      1,400 Hawaiian Electric Industries, Inc....................        45,850
                                                                    -----------
                                                                        550,750
                                                                    -----------
 Utilities--Water (0.0%):
        800 American States Water Co.............................        20,850
                                                                    -----------
  Total Common Stocks                                                46,158,240
                                                                    -----------
 Asset Backed Securities (0.4%):
 $   37,369 CoreStates Home Equity Trust, Series 1993-2, Class A,
             5.10%, 3/15/09......................................        37,099
    107,484 Crown Home Equity Loan Trust, Series 1996-1, Class
             A3,
             6.81%, 6/25/11......................................       106,869
    144,082 Nomura Asset Securities Corp., Series 1995-2, Class
             2M,
             7.12%, 1/25/26......................................       142,699
                                                                    -----------
  Total Asset Backed Securities                                         286,667
                                                                    -----------
 Collateralized Mortgage Obligations (9.7%):
    500,000 BA Mortgage Securities, Inc., Series 1997-3, Class
             A2,
             7.00%, 12/25/27.....................................       483,510
    525,000 Chase Mortgage Finance Corp., Series 1993-L, Class
             2A12,
             7.00%, 10/25/24.....................................       487,625
     80,000 Fannie Mae, Series 1997-16,
             Class HA, 7.00%, 2/18/25............................        78,058
    101,194 Financial Asset Securitization, Inc., Series 1997-
             NAM1, Class A2, 7.75%, 5/25/27......................       100,843
     59,000 General Electric Capital Mortgage Services, Inc.,
             Series 1993-12, Class A2, 6.50%, 10/25/23...........        57,227
     81,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-3,
             Class A12, 7.50%, 4/25/27...........................        80,735

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  -----------------------------------------------------   -----------

 Collateralized Mortgage Obligations, continued:
 $  200,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-4,
             Class A10, 7.50%, 5/25/27...........................   $   199,328
    548,000 General Electric Capital Mortgage Services, Inc.,
             Series 1997-9,
             Class 1A17, 7.25%, 10/25/27.........................       525,669
  1,000,000 General Electric Capital Mortgage Services, Inc.,
             Series 1998-9,
             Class A11, 6.75%, 6/25/28...........................       928,330
  1,000,000 Government National Mortgage Assoc., Series 1999-1,
             Class G, 6.50%, 7/20/26.............................       908,183
    500,000 Government National Mortgage Assoc., Series 1999-2,
             Class D, 6.50%, 10/20/26............................       469,005
    500,000 Headlands Mortgage Securities, Series 1997-5, Class
             A17, 7.25%, 11/25/27................................       497,270
    260,000 Independent National Mortgage Corp., Series 1995-M,
             Class A4, 7.50%, 9/25/25............................       255,211
    134,000 Norwest Asset Securities Corp., Series 1996-3, Class
             A8,
             7.25%, 9/25/26......................................       132,793
  1,000,000 Prudential Home Mortgage Securities, Series 1993-62,
             Class A6, 6.75%, 12/26/23...........................       928,461
    103,356 Prudential Home Mortgage Securities, Series 1994-15,
             Class A5, 6.80%, 5/25/24............................       101,330
    190,000 Prudential Home Mortgage Securities, Series 1996-2,
             Class A13, 7.00%, 3/25/26...........................       186,901
    151,000 Prudential Home Mortgage Securities, Series 1994-18,
             Class A7, 6.88%, 5/25/26............................       147,675
    193,774 Residential Funding Mortgage Securities I, Series
             1993-S28,
             Class A6, 7.00%, 8/25/23............................       191,249
    108,000 Residential Funding Mortgage Securities I, Series
             1994-S2,
             Class A5, 6.63%, 1/25/24............................       104,050
                                                                    -----------
  Total Collateralized Mortgage Obligations                           6,863,453
                                                                    -----------
 Corporate Bonds (3.3%):
 Banking (0.7%):
    250,000 BankAmerica Corp., 7.13%, 5/12/05....................       248,124
    250,000 J.P. Morgan, 6.25%, 12/15/05.........................       238,438
                                                                    -----------
                                                                        486,562
                                                                    -----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Balanced Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2000

  Shares
    or
 Principal                                                            Market
  Amount                     Security Description                      Value
 ---------  -----------------------------------------------------   -----------

 Corporate Bonds, continued:
 Beverages (0.4%):
 $  250,000 Anheuser Busch Co., 6.90%, 10/1/02...................   $   248,438
                                                                    -----------
 Brokerage Services (0.6%):
    200,000 Salomon Smith Barney Holdings, Inc., 6.63%, 7/1/02...       198,250
    250,000 Salomon Smith Barney Holdings, Inc., 6.88%, 6/15/05..       245,625
                                                                    -----------
                                                                        443,875
                                                                    -----------
 Financial Services (1.2%):
    250,000 Associates Corp. N.A.,
             6.00%, 12/1/02......................................       244,063
    500,000 Cincinnati Financial Corp.,
             6.90%, 5/15/28......................................       439,374
    200,000 General Motors Acceptance Corp., 6.63%, 10/15/05.....       193,750
                                                                    -----------
                                                                        877,187
                                                                    -----------
 Retail Stores (0.4%):
    250,000 Wal-Mart Stores, Inc., 7.25%, 6/1/13.................       252,188
                                                                    -----------
  Total Corporate Bonds                                               2,308,250
                                                                    -----------
 Taxable Municipal Bonds (0.7%):
 Georgia (0.5%):
    350,000 Cedartown Development Authority, 7.00%, 2/1/22,
             Callable 2/1/07 @ 102,
             Insured by: AMBAC...................................       327,688
                                                                    -----------
 Louisiana (0.2%):
    170,000 Orleans Parish School Board Refunding Bonds, Series
             A, 6.45%, 2/1/05, Insured by: FGIC..................       165,325
                                                                    -----------
  Total Taxable Municipal Bonds                                         493,013
                                                                    -----------
 U.S. Government Agencies (2.9%):
 Fannie Mae (0.4%):
    300,000 7.50%, 4/16/07,
             Callable 4/16/02 @ 100..............................       299,232
                                                                    -----------

  Shares
    or
 Principal                                                             Market
  Amount                     Security Description                       Value
 ---------  ------------------------------------------------------   -----------

 U.S. Government Agencies, continued:
 Freddie Mac (0.2%):
 $  165,926 6.50%, 12/1/11, Gold Pool #E20275.....................   $   163,013
                                                                     -----------
 Government National Mortgage Assoc., (2.3%):
    363,812 7.00%, 1/15/26, Pool #421420..........................       359,079
    116,676 6.00%, 2/20/26, Pool #2166............................       110,451
    382,147 8.00%, 6/15/26, Pool #423563..........................       387,356
    735,596 7.00%, 7/15/29, Pool #492747..........................       722,429
                                                                     -----------
                                                                       1,579,315
                                                                     -----------
  Total U.S. Government Agencies                                       2,041,560
                                                                     -----------
 U.S. Treasury Bonds (3.7%):
    525,000 6.25%, 8/15/23........................................       546,488
  2,000,000 6.13%, 11/15/27.......................................     2,068,120
                                                                     -----------
  Total U.S. Treasury Bonds                                            2,614,608
                                                                     -----------
 U.S. Treasury Notes (11.6%):
  2,200,000 4.50%, 9/30/00........................................     2,196,278
    750,000 5.63%, 11/30/00.......................................       748,590
    200,000 7.75%, 2/15/01........................................       201,250
  2,800,000 5.88%, 11/30/01.......................................     2,785,999
  1,000,000 6.50%, 5/31/02........................................     1,004,370
  1,000,000 6.00%, 8/15/04........................................       998,750
    250,000 6.75%, 5/15/05........................................       257,733
                                                                     -----------
  Total U.S. Treasury Notes                                            8,192,970
                                                                     -----------
 Investment in Affiliates (1.9%):
 Investment Companies (1.9%):
  1,373,991 American Performance Cash Management Fund.............     1,373,991
                                                                     -----------
  Total Investment in Affiliates                                       1,373,991
                                                                     -----------
  Total Investments (Cost $60,678,789)(a)--99.6%                      70,332,752
  Other assets in excess of liabilities--0.4%                            303,573
                                                                     -----------
  Total Net Assets--100.0%                                           $70,636,325
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $542,600. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.............. $10,853,775
     Unrealized depreciation..............  (1,742,412)
                                           -----------
     Net unrealized appreciation.......... $ 9,111,363
                                           ===========

(b) Represents non-income producing securities.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Corporation
ADR--American Depository Receipt
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 2000

                                 Security                              Market
 Shares                         Description                            Value
 ------- --------------------------------------------------------   ------------
 Common Stocks (97.6%):
 Automotive (1.9%):
  39,000 General Motors Corp.....................................   $  2,815,313
                                                                    ------------
 Banking (5.3%):
  57,600 Bank of America Corp....................................      3,085,199
  27,200 Bank One Corp...........................................        958,800
  36,500 Chase Manhattan Corp....................................      2,039,438
  43,300 FleetBoston Financial Corp..............................      1,848,369
                                                                    ------------
                                                                       7,931,806
                                                                    ------------
 Beverages (1.5%):
  24,500 Coca-Cola Co. ..........................................      1,289,313
  21,600 PepsiCo, Inc. ..........................................        920,700
                                                                    ------------
                                                                       2,210,013
                                                                    ------------
 Commercial Services (0.6%):
  30,100 Hertz Corp., Class A....................................        921,813
                                                                    ------------
 Computer Software & Services (4.6%):
  20,000 America Online, Inc.(b).................................      1,172,500
  25,800 Electronic Data Systems Corp. ..........................      1,285,163
  34,600 Microsoft Corp.(b)......................................      2,415,512
  23,700 Oracle Corp.(b).........................................      2,155,219
                                                                    ------------
                                                                       7,028,394
                                                                    ------------
 Computers & Peripherals (7.7%):
  59,100 Cisco Systems, Inc.(b)..................................      4,055,737
  37,900 Compaq Computer Corp....................................      1,290,969
  20,700 Dell Computer Corp.(b)..................................        903,038
  16,000 EMC Corp.(b)............................................      1,568,000
  13,600 Hewlett-Packard Co......................................      1,642,200
  16,400 International Business
          Machines Corp. ........................................      2,164,799
                                                                    ------------
                                                                      11,624,743
                                                                    ------------
 Consumer Products (1.1%):
  62,900 Fortune Brands, Inc.....................................      1,603,950
                                                                    ------------
 Cosmetics/Personal Care (1.3%):
  30,900 Procter & Gamble Co.....................................      1,910,006
                                                                    ------------
 Diversified Manufacturing Operations (5.7%):
 104,800 General Electric Co.....................................      6,150,450
  19,900 Honeywell International, Inc............................        767,394
  28,500 Tyco International, Ltd.................................      1,624,500
                                                                    ------------
                                                                       8,542,344
                                                                    ------------
 Electronic Components/Instruments (4.5%):
  15,400 Advanced Energy Industries, Inc.(b).....................        879,725
  38,900 AVX Corp. ..............................................      1,164,569
  16,000 Cytyc Corp.(b)..........................................        746,000
  39,100 KEMET Corp.(b)..........................................      1,173,000
  40,800 Rockwell International Corp.............................      1,649,849

                                 Security                              Market
 Shares                         Description                            Value
 ------- --------------------------------------------------------   ------------
 Common Stocks, continued:
 Electronic Components/Instruments, continued:
  30,600 Vishay Intertechnology, Inc.(b).........................   $  1,233,563
                                                                    ------------
                                                                       6,846,706
                                                                    ------------
 Entertainment (2.3%):
  28,300 Metro-Goldwyn-Mayer, Inc.(b)............................        725,188
  42,800 The Walt Disney Co. ....................................      1,666,524
  16,700 Viacom, Inc., Class B(b)................................      1,124,119
                                                                    ------------
                                                                       3,515,831
                                                                    ------------
 Financial Services (9.5%):
  43,200 Allied Capital Corp. ...................................        874,800
  32,400 American Express Co.....................................      1,915,649
  42,200 Associates First Capital Corp., Class A.................      1,186,875
  18,600 Bear Stearns Companies, Inc.............................      1,247,363
  42,900 CIT Group, Inc., Class A................................        750,750
  89,733 Citigroup, Inc. ........................................      5,238,182
  28,300 MBNA Corp...............................................        999,344
  13,400 Morgan Stanley Dean Witter & Co.........................      1,441,338
  53,800 Nova Corp.(b)...........................................        773,375
                                                                    ------------
                                                                      14,427,676
                                                                    ------------
 Food Products & Services (2.3%):
 120,750 Archer Daniels Midland Co...............................      1,064,109
  47,100 ConAgra, Inc. ..........................................        862,519
  28,600 Kellogg Co..............................................        663,163
  20,300 Unilever NV ADR.........................................        959,175
                                                                    ------------
                                                                       3,548,966
                                                                    ------------
 Health Care (1.0%):
  16,600 Johnson & Johnson.......................................      1,526,163
                                                                    ------------
 Insurance (5.7%):
  32,100 American International Group, Inc.......................      2,860,913
  22,500 AXA Financial, Inc......................................      1,164,375
  82,200 Conseco, Inc............................................        693,563
  27,800 Fannie Mae..............................................      1,494,250
  20,300 Loews Corp. ............................................      1,643,031
  14,700 PacifiCare Health Systems, Inc.(b)......................        792,881
                                                                    ------------
                                                                       8,649,013
                                                                    ------------
 Medical Equipment & Supplies (0.7%):
  13,200 Beckman Coulter, Inc....................................      1,004,850
                                                                    ------------
 Oil & Gas Exploration, Production, and Services (3.5%):
  40,900 Helmerich & Payne, Inc..................................      1,510,744
  22,300 Kerr-McGee Corp.........................................      1,409,081
  48,900 Lyondell Chemical Co....................................        638,756
  59,300 Ocean Energy, Inc.(b)...................................        900,619
  37,700 Vintage Petroleum, Inc..................................        791,700
                                                                    ------------
                                                                       5,250,900
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2000

                                 Security                              Market
 Shares                        Description                             Value
 ------ ---------------------------------------------------------   ------------
 Common Stocks, continued:
 Oil--Intergrated Companies (6.8%):
 53,600 Exxon Mobil Corp.........................................   $  4,375,099
 20,300 Murphy Oil Corp. ........................................      1,355,025
 96,300 Occidental Petroleum Corp................................      2,082,488
 24,900 Royal Dutch Petroleum Co.--New York Shares ADR...........      1,523,569
 42,600 Ultramar Diamond Shamrock Corp...........................        998,438
                                                                    ------------
                                                                      10,334,619
                                                                    ------------
 Pharmaceuticals (6.5%):
 25,500 Abbott Laboratories......................................      1,115,625
 28,100 Bristol-Myers Squibb Co..................................      1,489,300
 25,100 ICN Pharmaceuticals, Inc.................................        710,644
 28,900 Merck & Co., Inc.........................................      2,019,388
 79,100 Pfizer, Inc..............................................      3,421,074
 19,100 Pharmacia Corp...........................................      1,118,544
                                                                    ------------
                                                                       9,874,575
                                                                    ------------
 Printing & Publishing (0.9%):
 50,100 R.R. Donnelley & Sons Co. ...............................      1,290,075
                                                                    ------------
 Rental--Auto/Equipment (1.2%):
 44,000 Ryder System, Inc........................................        844,250
 44,100 United Rentals, Inc.(b)..................................        915,075
                                                                    ------------
                                                                       1,759,325
                                                                    ------------
 Retail (4.6%):
 23,600 Albertson's, Inc.........................................        507,400
 30,600 Federated Department Stores, Inc.(b).....................        845,325
 29,300 Home Depot, Inc..........................................      1,408,231
 48,500 May Department Stores Co.................................      1,112,469
 39,100 Sears, Roebuck & Co......................................      1,219,431
 40,400 Wal-Mart Stores, Inc. ...................................      1,916,475
                                                                    ------------
                                                                       7,009,331
                                                                    ------------
 Semiconductors (7.0%):
 10,900 Applied Materials, Inc.(b)...............................        940,806
 13,600 Credence Systems Corp.(b)................................        796,450
 15,600 Cymer, Inc.(b)...........................................        716,625
 51,200 Intel Corp...............................................      3,833,600
 32,200 Kulicke & Soffa Industries, Inc.(b)......................        585,638

                                  Security                             Market
  Shares                         Description                           Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued:
 Semiconductors, continued:
    28,100 LTX Corp.(b)..........................................   $    718,306
     9,900 Micron Technology, Inc.(b)............................        809,325
    36,300 Silicon Storage Technology, Inc.(b)...................      1,191,094
    14,700 Texas Instruments, Inc................................        983,981
                                                                    ------------
                                                                      10,575,825
                                                                    ------------
 Telecommunications (8.5%):
    50,800 AT&T Corp.............................................      1,600,200
    38,600 BellSouth Corp........................................      1,440,263
    23,600 Lucent Technologies, Inc..............................        986,775
    30,300 Motorola, Inc.........................................      1,092,694
    13,300 Nortel Networks Corp..................................      1,084,781
    57,500 SBC Communications, Inc...............................      2,400,624
    16,500 Sprint Corp. (PCS Group)(b)...........................        828,094
    21,000 Verizon Communications................................        916,125
    67,900 WorldCom, Inc.(b).....................................      2,478,349
                                                                    ------------
                                                                      12,827,905
                                                                    ------------
 Television (0.6%):
    22,200 Univision Communications, Inc. Class A(b).............        979,575
                                                                    ------------
 Transportation (0.6%):
    22,800 Union Pacific Corp....................................        906,300
                                                                    ------------
 Utilities--Electric (1.7%):
    35,000 TXU Corp..............................................      1,222,813
    30,400 Unicom Corp...........................................      1,388,900
                                                                    ------------
                                                                       2,611,713
                                                                    ------------
  Total Common Stocks                                                147,527,730
                                                                    ------------
 Investment in Affiliates (2.3%):
 Investment Companies (2.3%):
 3,468,271 American Performance Cash Management Fund.............      3,468,271
                                                                    ------------
  Total Investment in Affiliates                                       3,468,271
                                                                    ------------
  Total Investments
   (Cost $111,196,192)(a)--99.9%                                     150,996,001
  Other assets in excess of liabilities--0.1%                            167,265
                                                                    ------------
  Total Net Assets--100.0%                                          $151,163,266
                                                                    ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $273,065. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.............. $43,793,224
     Unrealized depreciation..............  (4,266,480)
                                           -----------
     Net unrealized appreciation.......... $39,526,744
                                           ===========

(b)  Represents non-income producing securities.

ADR--American Depository Receipt
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 2000

                                  Security                             Market
  Shares                         Description                           Value
 --------- ------------------------------------------------------   ------------

 Common Stocks (98.9%):
 Automotive (1.0%):
    74,600 Ford Motor Co. .......................................   $  1,804,388
                                                                    ------------
 Beverages (2.1%):
    68,400 Coca-Cola Co. ........................................      3,599,550
                                                                    ------------
 Building Materials (0.6%):
    79,200 Johns Manville Corp. .................................        990,000
                                                                    ------------
 Computer Hardware (2.0%):
    27,900 Sun Microsystems, Inc.(b).............................      3,541,556
                                                                    ------------
 Computer Software & Services (14.1%):
    62,400 America Online, Inc.(b)...............................      3,658,200
   131,600 Microsoft Corp.(b)....................................      9,187,324
    75,400 Oracle Corp.(b).......................................      6,856,688
     8,500 Siebel Systems, Inc.(b)...............................      1,681,406
    11,000 Veritas Software Corp.(b).............................      1,326,188
    16,600 Yahoo!, Inc.(b).......................................      2,016,900
                                                                    ------------
                                                                      24,726,706
                                                                    ------------
 Computers & Peripherals (15.1%):
   184,600 Cisco Systems, Inc.(b)................................     12,668,175
   100,800 Dell Computer Corp.(b)................................      4,397,400
    58,200 EMC Corp.(b)..........................................      5,703,600
    27,900 International Business Machines Corp. ................      3,682,800
                                                                    ------------
                                                                      26,451,975
                                                                    ------------
 Diversified Manufacturing Operations (8.9%):
     6,300 Corning, Inc..........................................      2,066,006
   231,600 General Electric Co...................................     13,592,025
                                                                    ------------
                                                                      15,658,031
                                                                    ------------
 Entertainment (2.0%):
    28,900 Time Warner, Inc. ....................................      2,470,950
    15,600 Viacom, Inc., Class B(b)..............................      1,050,075
                                                                    ------------
                                                                       3,521,025
                                                                    ------------
 Financial Services (3.6%):
    71,900 Allied Capital Corp. .................................      1,455,975
    25,300 Bear Stearns Companies, Inc...........................      1,696,682
    43,700 MBNA Corp.............................................      1,543,156
    35,000 Paychex, Inc..........................................      1,561,875
                                                                    ------------
                                                                       6,257,688
                                                                    ------------
 Health Care (2.9%):
    33,100 Johnson & Johnson.....................................      3,043,131
    40,000 Medtronic, Inc........................................      2,050,000
                                                                    ------------
                                                                       5,093,131
                                                                    ------------

                                  Security                             Market
  Shares                         Description                           Value
 --------- ------------------------------------------------------   ------------

 Common Stocks, continued:
 Oil--Intergrated Companies (2.4%):
    29,200 Murphy Oil Corp.......................................   $  1,949,100
    93,100 Ultramar Diamond Shamrock Corp........................      2,182,031
                                                                    ------------
                                                                       4,131,131
                                                                    ------------
 Pharmaceuticals (12.1%):
    78,800 Bristol-Myers Squibb Co. .............................      4,176,400
    20,800 Eli Lilly & Co. ......................................      1,518,400
    16,000 MedImmune, Inc.(b)....................................      1,346,000
    63,800 Merck & Co., Inc......................................      4,458,025
   176,400 Pfizer, Inc. .........................................      7,629,300
    54,200 Schering-Plough Corp..................................      2,174,775
                                                                    ------------
                                                                      21,302,900
                                                                    ------------
 Retail (5.1%):
    71,200 Home Depot, Inc.......................................      3,422,050
   117,800 Wal-Mart Stores, Inc..................................      5,588,138
                                                                    ------------
                                                                       9,010,188
                                                                    ------------
 Semiconductors (12.6%):
    35,600 Applied Materials, Inc.(b)............................      3,072,725
     5,600 Broadcom Corp.(b).....................................      1,400,000
   181,900 Intel Corp............................................     13,619,762
    18,300 Micron Technology, Inc.(b)............................      1,496,025
    37,800 Texas Instruments, Inc................................      2,530,238
                                                                    ------------
                                                                      22,118,750
                                                                    ------------
 Telecommunications (11.5%):
    22,600 JDS Uniphase Corp.(b).................................      2,813,347
    81,500 Lucent Technologies, Inc..............................      3,407,718
    24,500 Nextel Communications, Inc., Class A(b)...............      1,358,219
    59,700 Nortel Networks Corp..................................      4,869,280
    26,700 Qualcom, Inc.(b)......................................      1,598,663
    40,600 Qwest Communications International, Inc.(b)...........      2,095,975
    31,800 Sprint Corp. (PCS Group)(b)...........................      1,595,963
    24,100 Tellabs, Inc.(b)......................................      1,354,119
    29,100 WorldCom, Inc.(b).....................................      1,062,150
                                                                    ------------
                                                                      20,155,434
                                                                    ------------
 Television (1.4%):
    57,200 Univision Communications, Inc. Class A(b).............      2,523,950
                                                                    ------------
 Utilities--Electric (1.5%):
    26,700 Calpine Corp.(b)......................................      2,643,300
                                                                    ------------
  Total Common Stocks                                                173,529,703
                                                                    ------------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Growth Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2000

                                  Security
  Shares                         Description                        Market Value
 --------- ------------------------------------------------------   ------------

 Investment in Affiliates (1.1%):
 Investment Companies (1.1%):
 1,936,179 American Performance Cash Management Fund.............   $  1,936,179
                                                                    ------------
  Total Investment in Affiliates                                       1,936,179
                                                                    ------------
  Total Investments
   (Cost $114,946,169)(a)--100.0%                                    175,465,882
  Liabilities in excess of other assets--0.0%                           (16,777)
                                                                    ------------
  Total Net Assets--100.0%                                          $175,449,105
                                                                    ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $778,713. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation.............. $63,604,863
     Unrealized depreciation..............  (3,863,863)
                                           -----------
     Net unrealized appreciation.......... $59,741,000
                                           ===========

(b) Represents non-income producing securities.

                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                       Schedule of Portfolio Investments
                                August 31, 2000

                                   Security                             Market
  Shares                          Description                           Value
 --------- --------------------------------------------------------   ----------

 Common Stocks (97.9%):
 Advertising (2.6%):
     2,700 Catalina Marketing Corp.(b).............................   $  115,256
     2,100 True North Communications, Inc..........................       97,388
                                                                      ----------
                                                                         212,644
                                                                      ----------
 Airlines (0.6%):
     8,900 Mesa Air Group, Inc.(b).................................       49,506
                                                                      ----------
 Apparel Manufacturers (0.8%):
     3,800 Kellwood Co.............................................       60,800
                                                                      ----------
 Automotive Parts (0.9%):
     2,900 Gentex Corp.(b).........................................       75,038
                                                                      ----------
 Banking (5.2%):
     4,700 Banknorth Group, Inc....................................       76,963
     2,200 Centura Banks, Inc......................................       77,688
     4,200 Cullen/Frost Bankers, Inc...............................      130,200
     2,300 Silicon Valley Bancshares(b)............................      132,537
                                                                      ----------
                                                                         417,388
                                                                      ----------
 Beverages (1.0%):
     1,500 Canandaigua Brands, Inc., Class A(b)....................       80,813
                                                                      ----------
 Building Materials (1.8%):
     2,600 Hughes Supply, Inc......................................       55,380
     2,600 Texas Industries, Inc...................................       88,725
                                                                      ----------
                                                                         144,105
                                                                      ----------
 Business Equipment & Services (1.6%):
     1,800 United Stationers, Inc.(b)..............................       58,388
     1,300 Zebra Technologies Corp., Class A(b)....................       70,200
                                                                      ----------
                                                                         128,588
                                                                      ----------
 Chemicals (2.8%):
     2,100 Cambrex Corp............................................       98,569
     3,500 Geon Co.................................................       61,031
     2,100 Scotts Co., Class A(b)..................................       65,100
                                                                      ----------
                                                                         224,700
                                                                      ----------
 Commercial Services (0.8%):
     4,000 Regis Corp..............................................       63,250
                                                                      ----------
 Computer Software & Services (3.2%):
     2,300 American Management Systems, Inc.(b)....................       42,981
     1,200 HNC Software, Inc.(b)...................................       65,288
     1,600 Hyperion Solutions Corp.(b).............................       50,600
     2,700 Progress Software Corp.(b)..............................       36,956
     1,100 RSA Security, Inc.(b)...................................       64,969
                                                                      ----------
                                                                         260,794
                                                                      ----------

                                   Security                             Market
  Shares                          Description                           Value
 --------- --------------------------------------------------------   ----------

 Common Stocks, continued:
 Computers & Peripherals (5.1%):
     2,900 Anixter International, Inc.(b)..........................   $  101,500
     4,000 Avid Technology, Inc.(b)................................       56,250
     4,200 Hutchinson Technology, Inc.(b)..........................       99,750
     2,000 National Instruments Corp.(b)...........................       86,375
     5,500 S3, Inc.(b).............................................       64,969
                                                                      ----------
                                                                         408,844
                                                                      ----------
 Consumer Products (0.7%):
     5,800 Applica, Inc.(b)........................................       60,175
                                                                      ----------
 Diversified Manufacturing Operations (0.6%):
     4,900 Material Sciences Corp.(b)..............................       51,450
                                                                      ----------
 Electronic Components/Instruments (5.6%):
       700 Coherent, Inc.(b).......................................       56,350
     1,000 CTS Corp................................................       51,313
     1,800 Electro Scientific Industries, Inc.(b)..................       74,137
     4,500 KEMET Corp.(b)..........................................      134,999
     1,300 Methode Electronics, Inc., Class A......................       78,162
     3,800 Pioneer-Standard Electronics, Inc.......................       52,013
                                                                      ----------
                                                                         446,974
                                                                      ----------
 Electronics (1.4%):
     1,500 Harman International Industries, Inc....................      115,125
                                                                      ----------
 Engineering (0.8%):
     1,200 Dycom Industries, Inc.(b)...............................       63,600
                                                                      ----------
 Entertainment (1.1%):
     5,800 Aztar Corp.(b)..........................................       84,463
                                                                      ----------
 Financial Services (5.5%):
     2,800 Charles Schwab Corp.....................................      106,925
     1,700 Eaton Vance Corp........................................       82,344
     1,600 Investors Financial Services Corp.......................       98,500
     2,400 SEI Investments Co......................................      152,400
                                                                      ----------
                                                                         440,169
                                                                      ----------
 Food Products & Services (3.0%):
     4,900 Fleming Companies, Inc..................................       75,644
     3,600 Smithfield Foods, Inc.(b)...............................       95,625
     1,400 Whole Foods Market, Inc.(b).............................       70,700
                                                                      ----------
                                                                         241,969
                                                                      ----------
 Gas Distribution (2.9%):
     5,000 Energen Corp............................................      129,688
     2,500 New Jersey Resources Corp...............................      100,000
                                                                      ----------
                                                                         229,688
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                  Schedule of Portfolio Investments, Continued
                                August 31, 2000

                                   Security                             Market
  Shares                          Description                           Value
 --------- --------------------------------------------------------   ----------

 Common Stocks, continued:
 Health Care (2.5%):
     1,800 Cognex Corp.(b).........................................   $   72,000
     1,800 Universal Health Services, Class B(b)...................      127,350
                                                                      ----------
                                                                         199,350
                                                                      ----------
 Home Builders (1.1%):
     3,600 Ryland Group, Inc.......................................       88,425
                                                                      ----------
 Insurance (3.2%):
     4,000 Fidelity National Financial, Inc........................       79,750
     3,300 Mutual Risk Management Ltd..............................       70,125
     5,900 Selective Insurance Group, Inc..........................      105,831
                                                                      ----------
                                                                         255,706
                                                                      ----------
 Machinery & Equipment (0.5%):
     1,900 Manitowoc Co., Inc......................................       43,581
                                                                      ----------
 Medical--Biotechnology (2.7%):
       800 Enzo Biochem, Inc.(b)...................................       48,000
       400 IDEC Pharmaceuticals Corp.(b)...........................       55,850
     1,000 Protein Design Labs, Inc.(b)............................       75,750
       400 Techne Corp.(b).........................................       38,200
                                                                      ----------
                                                                         217,800
                                                                      ----------
 Medical Equipment & Supplies (2.5%):
     3,800 Patterson Dental Co.(b).................................       90,249
     5,160 SpaceLabs Medical, Inc.(b)..............................       46,763
     1,400 Varian Medical Systems, Inc.(b).........................       64,313
                                                                      ----------
                                                                         201,325
                                                                      ----------
 Metals--Processing & Fabrication (2.0%):
    10,000 A. M. Castle & Co.......................................      105,000
     1,700 Stillwater Mining Co.(b)................................       57,800
                                                                      ----------
                                                                         162,800
                                                                      ----------
 Oil & Gas Exploration, Production, and Services (3.4%):
     2,100 HS Resources, Inc.(b)...................................       66,544
     1,800 Newfield Exploration Co.(b).............................       77,850
     7,200 Offshore Logistics, Inc.(b).............................      125,100
                                                                      ----------
                                                                         269,494
                                                                      ----------
 Pharmaceuticals (7.2%):
     1,300 Barr Laboratories, Inc.(b)..............................       92,300
     3,600 Bindley Western Industries, Inc.........................      103,725
     1,300 Cephalon, Inc.(b).......................................       65,406
     1,400 COR Therapeutics, Inc.(b)...............................       78,400
     2,300 Jones Pharma, Inc.......................................       82,225
     1,800 Vertex Pharmaceuticals, Inc.(b).........................      152,999
                                                                      ----------
                                                                         575,055
                                                                      ----------

                                   Security                             Market
  Shares                          Description                           Value
 --------- --------------------------------------------------------   ----------

 Common Stocks, continued:
 Printing & Publishing (0.6%):
     1,800 Valassis Communications, Inc.(b)........................   $   51,975
                                                                      ----------
 Restaurants (2.4%):
     2,100 Cheesecake Factory, Inc.(b).............................       75,731
     9,200 Ruby Tuesday, Inc.......................................      115,000
                                                                      ----------
                                                                         190,731
                                                                      ----------
 Retail (3.8%):
     4,800 Building Materials Holding Corp.(b).....................       46,200
     3,200 Damark International, Inc., Class A(b)..................       49,850
     1,500 Insight Enterprises, Inc.(b)............................       75,375
     1,700 Michaels Stores, Inc.(b)................................       59,500
     2,000 Zale Corp.(b)...........................................       73,875
                                                                      ----------
                                                                         304,800
                                                                      ----------
 Semiconductors (9.4%):
     1,400 Alpha Industries, Inc.(b)...............................       70,613
     6,100 Applied Industrial Technologies, Inc....................      103,318
     2,400 Dallas Semiconductor Corp...............................       99,300
     1,400 Helix Technology Corp...................................       53,025
     1,600 International Rectifier Corp.(b)........................      100,700
     3,500 Kulicke & Soffa Industries, Inc.(b).....................       63,656
     1,500 Lattice Semiconductor Corp.(b)..........................      116,812
     2,800 Silicon Valley Group, Inc.(b)...........................       78,050
     1,040 Texas Instruments, Inc..................................       69,615
                                                                      ----------
                                                                         755,089
                                                                      ----------
 Telecommunications (2.3%):
     4,400 Audiovox Corp.(b).......................................       79,749
     1,800 CommScope, Inc.(b)......................................       44,888
     2,300 DMC Stratex Networks, Inc.(b)...........................       58,794
                                                                      ----------
                                                                         183,431
                                                                      ----------
 Textile Products (0.8%):
    16,500 Dixie Group, Inc.(b)....................................       66,000
                                                                      ----------
 Transportation & Shipping (4.5%):
     3,900 American Freightways Corp.(b)...........................       64,106
     8,300 Arkansas Best Corp.(b)..................................      125,019
     2,100 Expeditors International of Washington, Inc.............      102,900
     4,300 Yellow Corp.(b).........................................       65,575
                                                                      ----------
                                                                         357,600
                                                                      ----------
 Utilities--Electric (1.0%):
     2,200 CH Energy Group, Inc....................................       83,050
                                                                      ----------
  Total Common Stocks                                                  7,866,295
                                                                      ----------

                                   Continued

AMERICAN PERFORMANCE FUNDS
Small Cap Equity Fund

                 Schedule of Portfolio Investments, Continued
                                August 31, 2000

                                   Security                            Market
  Shares                         Description                           Value
 --------- -------------------------------------------------------   ----------

 Investment in Affiliates (2.2%):
 Investment Companies (2.2%):
   179,993 American Performance Cash Management Fund..............   $  179,993
                                                                     ----------
  Total Investment in Affiliates                                        179,993
                                                                     ----------
  Total Investments (Cost $6,541,578)(a)--100.1%                      8,046,288
  Liabilities in excess of other assets--(0.1)%                          (4,302)
                                                                     ----------
  Total Net Assets--100.0%                                           $8,041,986
                                                                     ==========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $14,612. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............... $1,867,704
     Unrealized depreciation...............   (377,606)
                                            ----------
     Net unrealized appreciation........... $1,490,098
                                            ==========

(b)  Represents non-income producing securities.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                         Notes to Financial Statements
                                August 31, 2000

1.Organization:

 The American Performance Funds (the "Funds") were organized on October 1, 1987, and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust. The Funds presently offer shares of the U.S. Treasury Fund, the Cash Management Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the Equity Fund, the Growth Equity Fund and the Small Cap Equity Fund (individually referred to as a "Fund" and collectively, "the Funds").

 The investment objective of the U.S. Treasury Fund and the Cash Management Fund (the "money market funds") is to seek current income with liquidity and stability of principal. The Short-Term Income Fund and the Intermediate Bond Fund seek total return. The Intermediate Tax-Free Bond Fund's investment objective is to seek current income consistent with the preservation of capital, that is exempt from federal income tax. The Bond Fund's objective is to maximize total return. The Balanced Fund seeks capital appreciation and income. The Equity Fund seeks growth of capital and, secondarily, income. The Growth Equity Fund seeks long-term capital appreciation. The Small Cap Equity Fund seeks long-term capital appreciation and, secondarily, income.

2.Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Securities Valuation:

   Investments of the money market funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. government securities, and U.S. government agency securities of the variable net asset value funds are valued at their market values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Debt instruments with maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not result in a fair value. The variable net asset value funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in the investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

   Security Transactions and Related Income:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   Securities Purchased on a When-issued Basis and Delayed Delivery Basis:

   Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price
                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2000
   and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date. The Funds held no when-issued securities as of August 31, 2000.

   Organization Costs:

   All expenses incurred in connection with the Growth Equity Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

   On June 30, 1998 the Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Small Cap Equity Fund were paid by Bank of Oklahoma, N.A.

   Other:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method.

   Repurchase Agreements:

   Each Fund may acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

   Dividends to Shareholders:

   Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared daily and paid monthly for the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, and Bond Fund. Dividends from net investment income are declared and paid quarterly for the Balanced Fund, Equity Fund, Growth Equity Fund and Small Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require
                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2000
   reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

   As of August 31, 2000, the following relcassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                       Accumulated Undistributed
                                     Undistributed Net Net Realized Gain/(Loss)
                                     Investment Income      on Investments
                                     ----------------- -------------------------
    U.S. Treasury Fund..............     $ 42,519              $ (42,519)
    Short-Term Income Fund..........        1,056                 (1,056)
    Intermediate Bond Fund..........       (7,752)                 7,752
    Bond Fund.......................       (8,320)                 8,320
    Balanced Fund...................        3,850                 (3,850)
    Growth Equity Fund..............      378,938               (285,288)
    Small Cap Fund..................            1                     (1)

3.Related Party Transactions:

 Bank of Oklahoma N.A. ("BOK"), a subsidiary of BancOklahoma Corp., serves as investment adviser to the Funds. Under the terms of the investment advisory agreements, BOK is entitled to receive fees based on a percentage of the average net assets of each of the Funds. BOK also serves the Funds as custodian.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS, whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Funds. Fees for administration services are established under terms of the administration contract as a percentage of the average daily net assets of each of the Funds. Under a Sub-Administration agreement, BISYS pays BOK a fee of up to 0.05% of each Fund's average daily net assets to perform certain of the administrative duties for the Funds. BISYS Ohio serves the Funds as transfer agent and mutual fund accountant.

 The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Funds, and may be used by BISYS to pay banks, including BOK, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended August 31, 2000, BISYS received $9,107 from commissions earned on sales of shares of the variable net asset value funds, $8,196 of which was reallowed to affiliated broker/dealers of the Funds.

 From time to time, fees may be voluntarily reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios.
                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2000

 Information regarding these transactions for the period ended August 31, 2000 is as follows:

                                                           U.S.        Cash
                                                         Treasury   Management
                                                           Fund        Fund
                                                        ----------  ----------
  Investment Advisory Fees:
   Annual fee before voluntary fee reductions
    (percentage of average net assets).................       0.40%       0.40%
   Voluntary fee reductions............................         --  $  631,871
  Administration Fees:
   Voluntary fee reductions............................         --  $  229,769
  12b-1 Fees:
   Annual fee before voluntary fee reductions
    (percentage of average net assets).................       0.25%       0.25%
   Voluntary fee reductions............................ $1,215,022  $1,436,053
  Custodian Fees:
   Annual fee (percentage of net assets)...............       0.03%       0.03%

                                              Short-
                                Intermediate   Term
                                  Tax-Free    Income   Intermediate
                                 Bond Fund     Fund     Bond Fund    Bond Fund
                                ------------ --------  ------------ -----------
  Investment Advisory Fees:
   Annual fee before voluntary
    fee reductions
    (percentage of average net
    assets)....................       0.55%      0.55%       0.55%       0.55%
   Voluntary fee reductions....   $ 55,474   $347,187    $168,684    $117,027
  12b-1 Fees:
   Annual fee before voluntary
    fee reductions
    (percentage of average net
    assets)....................       0.25%      0.25%       0.25%       0.25%
   Voluntary fee reductions....   $ 69,342   $ 50,500          --          --
  Custodian Fees:
   Annual fee (percentage of
    average net assets)........       0.03%      0.03%       0.03%       0.03%
  Other Fees Reimbursed........         --   $  7,460    $  7,007    $  4,291

                                  Balanced    Equity      Growth     Small Cap
                                    Fund       Fund    Equity Fund  Equity Fund
                                ------------ --------  ------------ -----------
  Investment Advisory Fees:
   Annual fee before voluntary
    fee reductions
    (percentage of average net
    assets)....................       0.74%      0.69%       0.69%       0.69%
   Voluntary fee reductions....   $201,142   $308,366    $314,128    $ 53,360
  12b-1 Fees:
   Annual fee before voluntary
    fee reductions
    (percentage of average net
    assets)....................       0.25%      0.25%       0.25%       0.25%
   Voluntary fee reductions....   $157,142         --          --    $ 19,333
  Custodian Fees:
   Annual fee (percentage of
    net assets)................       0.03%      0.03%       0.03%       0.03%
  Other Fees Reimbursed........   $  8,543   $ 12,006    $ 21,563    $    849

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2000

4.Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 2000 are as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
  Intermediate Tax-Free Bond Fund.................... $         -- $  3,996,724
  Short-Term Income Fund.............................   30,280,096   32,398,084
  Intermediate Bond Fund.............................   27,967,514   34,021,752
  Bond Fund..........................................   15,658,271   22,967,967
  Balanced Fund......................................   78,280,821   73,286,197
  Equity Fund........................................  183,779,052  240,111,238
  Growth Equity Fund.................................  210,763,955  199,022,259
  Small Cap Equity Fund..............................   12,351,039   13,182,713

5.Common Trust Conversion:

 On March 31, 2000, the Short-Term Income Fund and the Equity Fund issued shares to acquire the net assets of the BOK Common Trust Fixed Fund and the BOK Common Trust Equity Fund, respectively. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation (depreciation) of assets acquired as of the conversion date.

                                                        Net Asset   Unrealized
                                                Net     Value Per Appreciation/
                                     Shares    Assets     Share   (Depreciation)
                                     ------- ---------- --------- --------------
  Short-Term Income Fund............  83,252 $  820,862  $ 9.86     $   (5,939)
  Equity Fund....................... 102,410 $1,730,723  $16.90     $1,174,593

6.Federal Income Taxes:

 It is the policy of each Fund to continue to qualify, as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

 As of August 31, 2000 the following Funds have net capital loss carryforwards which will be available through the stated years to offset future net capital gains, if any, to the extent provided by the applicable regulations. To the extent that this carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                                          Year
                                                                 Amount  Expires
                                                                -------- -------
  Cash Management Fund......................................... $  8,154  2008
  Short-Term Income Fund.......................................      650  2007
  Short-Term Income Fund.......................................   45,014  2008
  Intermediate Bond Fund.......................................  551,020  2004
  Bond Fund....................................................   66,833  2005
  Balanced Fund................................................   64,274  2008

                                   Continued

AMERICAN PERFORMANCE FUNDS

                                August 31, 2000

 Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occuring on the first day of the next fiscal year. As of August 31, 2000 the following funds have elected to defer such losses:

                                                                   Post-October
                                                                  Capital Losses
                                                                  --------------
  Short-Term Income Fund.........................................    $141,860
  Intermediate Bond Fund.........................................     202,498
  Bond Fund......................................................     427,520
  Balanced Fund..................................................     207,913

Other Federal Income Tax Information (unaudited)

 During the fiscal year ended August 31, 2000 the following Funds declared long-term capital gain distributions as follows:

                                                                        20%
                                                                    -----------
  Intermediate Tax-Free Bond Fund.................................. $   165,840
  Balanced Fund....................................................   4,553,364
  Equity Fund......................................................  28,757,927
  Growth Equity Fund...............................................  14,380,940

 For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2000 qualify for the corporate dividend received deduction for the following funds:

  Balanced Fund.........................................................  33.60%
  Equity Fund........................................................... 100.00
  Growth Equity Fund....................................................  23.94
  Small Cap Equity Fund.................................................  20.45

 During the year ended August 31, 2000 the Intermediate Tax-Free Bond Fund paid tax-exempt income distributions in the amount of $1,286,267.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                            U.S. Treasury Fund
                               ------------------------------------------------
                                          Year Ended August 31,
                               ------------------------------------------------
                                 2000      1999      1998      1997      1996
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Period......................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               --------  --------  --------  --------  --------
Investment Activities
 Net investment income.......     0.051     0.042     0.048     0.046     0.047
                               --------  --------  --------  --------  --------
  Total from Investment
   Activities................     0.051     0.042     0.048     0.046     0.047
                               --------  --------  --------  --------  --------
Distributions
 Net investment income.......    (0.051)   (0.042)   (0.048)   (0.046)   (0.047)
                               --------  --------  --------  --------  --------
  Total Distributions........    (0.051)   (0.042)   (0.048)   (0.046)   (0.047)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Period......................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                               ========  ========  ========  ========  ========
Total Return.................      5.20%     4.26%     4.94%     4.74%     4.85%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000)......................  $608,410  $394,415  $388,319  $298,424  $217,406
 Ratio of expenses to average
  net assets.................      0.71%     0.71%     0.72%     0.72%     0.74%
 Ratio of net investment
  income to average net
  assets.....................      5.11%     4.17%     4.83%     4.65%     4.74%
 Ratio of expenses to average
  net assets*................      0.96%     0.96%     0.97%     0.97%     0.99%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                        Cash Management Fund
                            ---------------------------------------------------
                                       Year Ended August 31,
                            ---------------------------------------------------
                              2000      1999      1998      1997         1996
                            --------  --------  --------  --------     --------
Net Asset Value, Beginning
 of Period................  $  1.000  $  1.000  $  1.000  $  1.000     $  1.000
                            --------  --------  --------  --------     --------
Investment Activities
 Net investment income....     0.054     0.045     0.050     0.049        0.050
 Net realized losses on
  investments.............        --        --        --    (0.010)          --
                            --------  --------  --------  --------     --------
  Total from Investment
   Activities.............     0.054     0.045     0.050     0.039        0.050
                            --------  --------  --------  --------     --------
Distributions
 Net investment income....    (0.054)   (0.045)   (0.050)   (0.049)      (0.050)
                            --------  --------  --------  --------     --------
  Total Distributions.....    (0.054)   (0.045)   (0.050)   (0.049)      (0.050)
                            --------  --------  --------  --------     --------
 Capital Contributions....        --        --        --     0.010           --
                            --------  --------  --------  --------     --------
Net Asset Value, End of
 Period...................  $  1.000  $  1.000  $  1.000  $  1.000     $  1.000
                            ========  ========  ========  ========     ========
Total Return..............      5.55%     4.63%     5.14%     5.05%(a)     5.14%
Ratios/Supplemental Data:
 Net Assets at end of
  period (000)............  $647,086  $551,880  $466,571  $331,095     $375,797
 Ratio of expenses to
  average net assets......      0.55%     0.65%     0.71%     0.72%        0.71%
 Ratio of net investment
  income to average net
  assets..................      5.42%     4.53%     5.02%     4.93%        5.01%
 Ratio of expenses to
  average net assets*.....      0.95%     0.95%     0.96%     0.97%        0.96%

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The total return includes the effect of a capital contribution of $0.010 per share. The return without the capital contribution would have been 4.05%.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                       Intermediate Tax-Free Bond Fund
                                   -------------------------------------------
                                            Year Ended August 31,
                                   -------------------------------------------
                                    2000     1999     1998     1997     1996
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................... $ 10.51  $ 10.99  $ 10.78  $ 10.57  $ 10.67
                                   -------  -------  -------  -------  -------
Investment Activities
 Net investment income............    0.47     0.47     0.48     0.49     0.49
 Net realized/unrealized
  gains/(losses) on investments...    0.11    (0.44)    0.28     0.21    (0.10)
                                   -------  -------  -------  -------  -------
  Total from Investment
   Activities.....................    0.58     0.03     0.76     0.70     0.39
                                   -------  -------  -------  -------  -------
Distributions
 Net investment income............   (0.47)   (0.47)   (0.48)   (0.49)   (0.49)
 Net realized gains...............   (0.06)   (0.04)   (0.07)      --       --
                                   -------  -------  -------  -------  -------
  Total Distributions.............   (0.53)   (0.51)   (0.55)   (0.49)   (0.49)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Period.... $ 10.56  $ 10.51  $ 10.99  $ 10.78  $ 10.57
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charge)..........................    5.78%    0.19%    7.28%    6.79%    3.68%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000)........................... $26,902  $30,353  $30,454  $26,544  $31,036
 Ratio of expenses to average net
  assets..........................    0.77%    0.75%    0.74%    0.74%    0.75%
 Ratio of net investment income to
  average net assets..............    4.58%    4.33%    4.44%    4.61%    4.58%
 Ratio of expenses to average net
  assets*.........................    1.22%    1.20%    1.19%    1.19%    1.20%
 Portfolio turnover...............    0.00%   11.96%   19.10%   11.38%   19.53%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                         Short-Term Income Fund
                                 ---------------------------------------------
                                          Year Ended August 31,
                                 ---------------------------------------------
                                  2000     1999       1998     1997     1996
                                 -------  -------    -------  -------  -------
Net Asset Value, Beginning of
 Period......................... $  9.89  $ 10.12    $  9.92  $  9.79  $  9.95
                                 -------  -------    -------  -------  -------
Investment Activities
 Net investment income..........    0.62     0.59       0.62     0.61     0.59
 Net realized/unrealized
  gains/(losses) on investments.    0.04    (0.23)      0.20     0.14    (0.14)
                                 -------  -------    -------  -------  -------
  Total from Investment
   Activities...................    0.66     0.36       0.82     0.75     0.45
                                 -------  -------    -------  -------  -------
Distributions
 Net investment income..........   (0.62)   (0.59)     (0.62)   (0.61)   (0.59)
 In excess of net investment
  income........................      --       --         --    (0.01)      --
 Net realized gains.............      --       --         --       --    (0.01)
 In excess of net realized
  gains.........................      --       --(a)      --       --    (0.01)
                                 -------  -------    -------  -------  -------
  Total Distributions...........   (0.62)   (0.59)     (0.62)   (0.62)   (0.61)
                                 -------  -------    -------  -------  -------
Net Asset Value, End of Period.. $  9.93  $  9.89    $ 10.12  $  9.92  $  9.79
                                 =======  =======    =======  =======  =======
Total Return (excludes sales
 charge)........................    6.92%    3.66%      8.47%    7.85%    4.64%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000)......................... $61,650  $62,523    $32,390  $15,658  $14,399
 Ratio of expenses to average
  net assets....................    0.57%    0.56%      0.41%    0.33%    0.41%
 Ratio of net investment income
  to average net assets.........    6.30%    5.85%      6.15%    6.14%    5.95%
 Ratio of expenses to average
  net assets*...................    1.21%    1.24%      1.22%    1.16%    1.24%
 Portfolio turnover.............   50.34%  109.69%     60.02%   37.55%   80.98%

--------
  * During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) Distribution per share was less than $0.005.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                           Intermediate Bond Fund
                                   -------------------------------------------
                                            Year Ended August 31,
                                   -------------------------------------------
                                    2000     1999     1998     1997     1996
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................... $ 10.08  $ 10.50  $ 10.23  $ 10.01  $ 10.26
                                   -------  -------  -------  -------  -------
Investment Activities
 Net investment income............    0.60     0.60     0.61     0.60     0.60
 Net realized/unrealized
  gains/(losses) on investments...      --    (0.42)    0.27     0.22    (0.25)
                                   -------  -------  -------  -------  -------
  Total from Investment
   Activities.....................    0.60     0.18     0.88     0.82     0.35
                                   -------  -------  -------  -------  -------
Distributions
 Net investment income............   (0.60)   (0.60)   (0.61)   (0.60)   (0.60)
                                   -------  -------  -------  -------  -------
  Total Distributions.............   (0.60)   (0.60)   (0.61)   (0.60)   (0.60)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Period.... $ 10.08  $ 10.08  $ 10.50  $ 10.23  $ 10.01
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charge)..........................    6.21%    1.73%    8.80%    8.38%    3.41%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000)........................... $84,218  $87,132  $85,382  $77,319  $63,088
 Ratio of expenses to average net
  assets..........................    0.96%    0.97%    0.95%    0.93%    0.95%
 Ratio of net investment income to
  average net assets..............    6.04%    5.80%    5.86%    5.89%    5.84%
 Ratio of expenses to average net
  assets*.........................    1.17%    1.17%    1.15%    1.13%    1.15%
 Portfolio turnover...............   34.32%   34.47%   31.98%   40.77%  129.97%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                 Bond Fund
                                  --------------------------------------------
                                           Year Ended August 31,
                                  --------------------------------------------
                                   2000     1999      1998     1997     1996
                                  -------  -------   -------  -------  -------
Net Asset Value, Beginning of
 Period.......................... $  9.18  $  9.76   $  9.29  $  8.99  $  9.29
                                  -------  -------   -------  -------  -------
Investment Activities
 Net investment income...........    0.57     0.57      0.57     0.58     0.57
 Net realized/unrealized
  gains/(losses) on investments..   (0.01)   (0.58)     0.47     0.30    (0.30)
                                  -------  -------   -------  -------  -------
  Total from Investment
   Activities....................    0.56    (0.01)     1.04     0.88     0.27
                                  -------  -------   -------  -------  -------
Distributions
 Net investment income...........   (0.57)   (0.57)    (0.57)   (0.58)   (0.57)
                                  -------  -------   -------  -------  -------
  Total Distributions............   (0.57)   (0.57)    (0.57)   (0.58)   (0.57)
                                  -------  -------   -------  -------  -------
Net Asset Value, End of Period... $  9.17  $  9.18   $  9.76  $  9.29  $  8.99
                                  =======  =======   =======  =======  =======
Total Return (excludes sales
 charge).........................    6.38%   (0.19)%   11.54%   10.03%    2.84%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000).......................... $56,141  $62,721   $52,706  $35,454  $32,807
 Ratio of expenses to average net
  assets.........................    0.97%    0.97%     0.96%    0.94%    0.96%
 Ratio of net investment income
  to average net assets..........    6.31%    5.95%     6.02%    6.29%    6.08%
 Ratio of expenses to average net
  assets*........................    1.17%    1.17%     1.16%    1.14%    1.16%
 Portfolio turnover..............   27.39%   41.02%    47.80%   83.65%   61.02%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                              Balanced Fund
                               ------------------------------------------------
                                        Year Ended August 31,
                               -------------------------------------------
                                2000     1999     1998     1997     1996
                               -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period....................... $ 13.62  $ 12.37  $ 13.38  $ 11.28  $ 10.62
                               -------  -------  -------  -------  -------
Investment Activities
 Net investment income........    0.31     0.34     0.40     0.41     0.35
 Net realized/unrealized gains
  on investments..............    1.37     1.90     0.21     2.46     0.79
                               -------  -------  -------  -------  -------
  Total from Investment
   Activities.................    1.68     2.24     0.61     2.87     1.14
                               -------  -------  -------  -------  -------
Distributions
 Net investment income........   (0.31)   (0.34)   (0.34)   (0.41)   (0.35)
 Net realized gains...........   (1.11)   (0.65)   (1.28)   (0.36)   (0.13)
 In excess of net realized
  gains.......................   (0.02)      --       --       --       --
                               -------  -------  -------  -------  -------
  Total Distributions.........   (1.44)   (0.99)   (1.62)   (0.77)   (0.48)
                               -------  -------  -------  -------  -------
Net Asset Value, End of
 Period....................... $ 13.86  $ 13.62  $ 12.37  $ 13.38  $ 11.28
                               =======  =======  =======  =======  =======
Total Return (excludes sales
 charge)......................   13.06%   18.51%    4.55%   26.33%   10.87%
Ratios/Supplemental Data:
 Net Assets at end of period
  (000)....................... $70,636  $56,571  $40,656  $30,249  $22,592
 Ratio of expenses to average
  net assets..................    0.76%    0.67%    0.47%    0.36%    0.38%
 Ratio of net investment
  income to average net
  assets......................    2.38%    2.52%    3.02%    3.34%    3.27%
 Ratio of expenses to average
  net assets*.................    1.35%    1.35%    1.34%    1.38%    1.40%
 Portfolio turnover...........  124.49%   99.94%   78.07%   66.12%   71.89%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                              Equity Fund
                            -----------------------------------------------
                                       Year Ended August 31,
                            -----------------------------------------------
                              2000      1999      1998      1997     1996
                            --------  --------  --------  --------  -------
Net Asset Value, Beginning
 of Period................  $  18.16  $  15.06  $  17.33  $  13.73  $ 12.33
                            --------  --------  --------  --------  -------
Investment Activities
 Net investment income....      0.07      0.06      0.08      0.13     0.18
 Net realized/unrealized
  gains on investments....      2.52      4.06      0.19      5.03     2.04
                            --------  --------  --------  --------  -------
  Total from Investment
   Activities.............      2.59      4.12      0.27      5.16     2.22
                            --------  --------  --------  --------  -------
Distributions
 Net investment income....     (0.06)    (0.06)    (0.07)    (0.13)   (0.18)
 In excess of net
  investment income.......        --        --        --     (0.01)      --
 Net realized gains.......     (3.21)    (0.96)    (2.47)    (1.42)   (0.64)
                            --------  --------  --------  --------  -------
  Total Distributions.....     (3.27)    (1.02)    (2.54)    (1.56)   (0.82)
                            --------  --------  --------  --------  -------
Net Asset Value, End of
 Period...................  $  17.48  $  18.16  $  15.06  $  17.33  $ 13.73
                            ========  ========  ========  ========  =======
Total Return (excludes
 sales charge)............     15.70%    27.92%     0.79%    40.23%   18.53%
Ratios/Supplemental Data:
 Net Assets at end of
  period (000)............  $151,163  $183,777  $166,965  $170,887  $86,352
 Ratio of expenses to
  average net assets......      1.07%     1.08%     1.07%     1.06%    1.08%
 Ratio of net investment
  income to average net
  assets..................      0.38%     0.33%     0.44%     0.88%    1.35%
 Ratio of expenses to
  average net assets*.....      1.26%     1.27%     1.26%     1.25%    1.27%
 Portfolio turnover.......    114.90%   120.70%    72.10%    93.82%   67.46%

--------
* During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                                                Growth Equity Fund
                                         ------------------------------------
                                                                  November 3,
                                         Year Ended August 31,      1997 to
                                         -----------------------  August 31,
                                              2000         1999     1998(a)
                                         ----------   ----------  -----------
Net Asset Value, Beginning of Period.... $    15.46   $    11.25    $ 10.00
                                         ----------   ----------    -------
Investment Activities
 Net investment income (loss)...........      (0.04)          --       0.02
 Net realized/unrealized gains on
  investments...........................       3.10         4.67       1.25
                                         ----------   ----------    -------
  Total from Investment Activities......       3.06         4.67       1.27
                                         ----------   ----------    -------
Distributions
 Net investment income..................         --        (0.01)     (0.02)
 In excess of net investment income.....         --        (0.01)        --
 Net realized gains.....................      (1.95)       (0.44)        --
                                         ----------   ----------    -------
  Total Distributions...................      (1.95)       (0.46)     (0.02)
                                         ----------   ----------    -------
Net Asset Value, End of Period.......... $    16.57   $    15.46    $ 11.25
                                         ==========   ==========    =======
Total Return (excludes sales charge)....      20.45%       42.19%     12.69%(b)
Ratios/Supplemental Data:
 Net Assets at end of period (000)...... $  175,449   $  135,376    $78,677
 Ratio of expenses to average net
  assets................................       1.07%        1.09%      1.12%(c)
 Ratio of net investment income/(loss)
  to average net assets.................      (0.23)%       0.01%      0.24%(c)
 Ratio of expenses to average net
  assets*...............................       1.28%        1.28%      1.31%(c)
 Portfolio turnover.....................     124.30%      124.80%     36.08%

--------
  * During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

                             Financial Highlights

                             Small Cap Equity Fund
                            -----------------------
                                       February 17,
                            Year Ended   1999 to
                            August 31,  August 31,
                               2000      1999(a)
                            ---------- ------------
Net Asset Value, Beginning
 of Period................    $10.47      $10.00
                              ------      ------
Investment Activities
 Net investment income....      0.03        0.02
 Net realized/unrealized
  gains on investments....      2.21        0.46
                              ------      ------
  Total from Investment
   Activities.............      2.24        0.48
                              ------      ------
Distributions
 Net investment income....     (0.04)      (0.01)
 Net realized gains.......     (0.13)         --
                              ------      ------
  Total Distributions.....     (0.17)      (0.01)
                              ------      ------
Net Asset Value, End of
 Period...................    $12.54      $10.47
                              ======      ======
Total Return (excludes
 sales charge)............     21.60%       4.77%(b)
Ratios/Supplemental Data:
 Net Assets at end of
  period (000)............    $8,042      $7,390
 Ratio of expenses to
  average net assets......      0.52%       0.70%(c)
 Ratio of net investment
  income to average net
  assets..................      0.28%       0.37%(c)
 Ratio of expenses to
  average net assets*.....      1.47%       1.63%(c)
 Portfolio turnover.......    164.17%      74.58%

--------
  * During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
                      See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Investment Adviser
Bank of Oklahoma, N.A.
Bank Oklahoma Tower
Tulsa, Oklahoma 74103

Manager, Administrator,
and Distributor
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3055

Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street N.W.
Washington, DC 20005

Auditors
KPMG LLP
Two Nationwide Plaza
Columbus, Ohio 43215